UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material under § 240.14a-12
Lucid Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒No fee required.
☐Fee previously paid with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Letter to Stockholders Turqi Alnowaiser BOARD CHAIRMAN
Dear Stockholders,
As we approach this year’s annual meeting, I'd like to reflect on our progress over the last year and share an update on our strategic priorities as we continue building a company positioned for long-term success.
Leadership for the Next Chapter
One of the Board’s most important responsibilities is to ensure Lucid has the right leadership to guide the company through its next stage of growth. Following a comprehensive global search, we have
appointed Silvio Napoli as Lucid’s next CEO.
Silvio brings extensive experience leading global, technology-driven organizations, with a proven history in manufacturing excellence, growth, and customer service. We are confident in his ability to lead
Lucid as we accelerate toward profitable growth and shareholder value creation.
We also thank Marc Winterhoff for his leadership during this transition and are pleased he will continue serving as COO upon
Silvio assuming the CEO role. I'm confident our expanded leadership team and continuity will benefit Lucid and shareholders as we execute against our strategy.
Path to Profitability
We have taken important steps to strengthen our balance sheet and support our path to scale and profitability. Lucid has reinforced its capital position and formed new, capital-efficient strategic partnerships that accelerate our speed to market.
While we continue to navigate a dynamic environment, our focus remains on disciplined execution, expanding the reach of the award-
winning Lucid Air and Lucid Gravity, thoughtful capital allocation, and building a resilient business. Software-enabled innovation,
autonomy, and broader mobility applications also represent
emerging and promising opportunities.
Looking Forward
As we prepare our new Midsize vehicles designed for scale and efficiency, we believe these products will propel Lucid into higher volume premium segments of the global automotive market.
Backed by a clear vision, differentiated technology, and strong leadership, it's clear Lucid has a bright future ahead. We believe our industry-leading innovation, new products and expanding revenue opportunities will position Lucid for long-term success.
On behalf of the Board, thank you for your continued trust and support.
Sincerely,
Turqi Alnowaiser
Chairman of the Board

Lucid Group, Inc.
Notice of Annual Meeting of Stockholders
to Be Held on June 4, 2026
April 23, 2026
Dear Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Lucid Group, Inc., a
Delaware corporation (“we,” “us,” “Lucid Group,” “Lucid” or the “Company”). The Annual Meeting will be held virtually on
June 4, 2026 at 9:00 a.m. (Pacific Time) to consider and vote on the following proposals:
1.To elect the nine nominees to serve as directors, to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal;
2.To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending
December 31, 2026;
3.To approve, on an advisory basis, the compensation for our named executive officers;
4.To approve the amendment and restatement of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive
Plan; and
5.To conduct such other business as may properly come before the Annual Meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of
Stockholders (the “Proxy Statement”).
The record date for the Annual Meeting is April 6, 2026 (the “Record Date”). Only stockholders of record of shares of our
Class A common stock, par value $0.0001 per share, shares of our Series A convertible preferred stock, par value $0.0001 per share, or shares of our Series B convertible preferred stock, par value $0.0001 per share at the close of business on the
Record Date may vote at the Annual Meeting or any postponement or adjournment thereof. You will be able to attend the
Annual Meeting remotely by registering at www.proxydocs.com/LCID. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Important Notice Regarding the Availability of Proxy Materials.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on
June 4, 2026 at 9:00 a.m. (Pacific Time)
via the internet at www.proxydocs.com/LCID
The Proxy Statement and the Company’s Annual Report to Stockholders are available at: www.proxydocs.com/
LCID.
We have determined that the Annual Meeting will be held in a virtual meeting format only, via the internet. If you plan to participate in the virtual meeting, please see the Questions and Answers section below. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) via the internet.
In the event of an adjournment, postponement or emergency that may change the Annual Meeting’s time or date, we will make an announcement, issue a press release or post information at www.lucidmotors.com to notify stockholders, as appropriate. If you have any questions or need assistance in voting your shares, please write to Lucid Investor Relations at
7373 Gateway Boulevard, Newark, CA 94560 or by email at investor@lucidmotors.com.

Brian K. Tomkiel
General Counsel & Corporate Secretary
Newark, California
ALL STOCKHOLDERS ARE CORDIALLY INVITED TO VIRTUALLY ATTEND THE ANNUAL MEETING. WHETHER OR
NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE
PROXY CARD, OR VOTE OVER THE TELEPHONE OR INTERNET AS INSTRUCTED IN THOSE MATERIALS, AS
PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. EVEN IF
YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE AT THE ANNUAL MEETING IF YOU ATTEND.

2026 Proxy Statement	1

Questions and Answers About These Proxy Materials and
Voting
WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS
INSTEAD OF A FULL SET OF PROXY MATERIALS?
Pursuant to the “Notice and Access” rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending an Important Notice
Regarding the Availability of Proxy Materials (the “Proxy Availability Notice”) to our stockholders of record as of April 6, 2026.
All stockholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Proxy Availability Notice. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce our printing and mailing costs.
We expect that this Proxy Statement and the other proxy materials will be available to stockholders on or about April 23,
2026.
WHY ARE YOU HAVING A VIRTUAL ANNUAL MEETING?
We believe that a virtual Annual Meeting allows for participation by a broader group of stockholders and reduces the costs to stockholders associated with holding an in-person meeting.
HOW CAN I ATTEND THE VIRTUAL ANNUAL MEETING?
The Annual Meeting will be held on June 4, 2026 at 9:00 a.m. (Pacific Time) via live webcast.
Only stockholders of record and beneficial owners of shares of our Class A common stock, par value $0.0001 per share (the
“Common Stock”), together with stockholders of record and beneficial owners of shares of our Series A convertible preferred stock, par value $0.0001 per share (the “Series A Convertible Preferred Stock”), and stockholders of record and beneficial owners of shares of our Series B convertible preferred stock, par value $0.0001 per share (the “Series B Convertible
Preferred Stock,” and together with the Series A Convertible Preferred Stock, the “Convertible Preferred Stock”) (who vote on an as converted to Common Stock basis), as of the close of business on April 6, 2026, the Record Date, may participate in the Annual Meeting, including voting and asking questions.
In order to attend the Annual Meeting, you must register at www.proxydocs.com/LCID. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions.
As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or
Proxy Availability Notice. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. If you are having trouble registering online, please use the link “Having trouble registering” at the bottom of the registration page to access the FAQ or email DSMsupport@BetaNXT.com.
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.
CAN I ASK QUESTIONS AT THE VIRTUAL ANNUAL MEETING?
Stockholders of record and beneficial owners of our Common Stock or Convertible Preferred Stock as of our Record Date
who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the internet during a designated portion of the meeting. These stockholders may also submit a question in advance of the Annual
Meeting by registering at www.proxydocs.com/LCID. In both cases, stockholders must have available their control number provided on their proxy card, voting instruction form, or Proxy Availability Notice.

2	2026 Proxy Statement

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY AVAILABILITY NOTICE?
If you receive more than one Proxy Availability Notice, your shares may be registered at the same address but in more than one name or in different accounts. Please follow the voting instructions on each Proxy Availability Notice to ensure that all of your shares are voted.
WILL I RECEIVE ANY OTHER PROXY MATERIALS BY MAIL?
We may send you a proxy card, along with a Proxy Availability Notice, by mail on or after April 23, 2026.
WHO CAN VOTE AT THE ANNUAL MEETING?
Only stockholders of record of our Common Stock or Convertible Preferred Stock at the close of business on the Record
Date of April 6, 2026 will be entitled to vote at the Annual Meeting. On the Record Date, there were 330,144,675 shares of
Common Stock outstanding and entitled to vote, and 100,000 shares of Series A Convertible Preferred Stock and 75,000 shares of Series B Convertible Preferred Stock outstanding and entitled to vote, which are convertible, in the aggregate, into
53,132,446 shares of Common Stock. Accordingly, on the Record Date, the stockholders of our Common Stock and
Convertible Preferred Stock are entitled to an aggregate of 383,277,121 votes in respect of such shares of Common Stock and Convertible Preferred Stock (on an as converted to Common Stock basis).
Stockholder of Record: Shares Registered in Your Name
If, on April 6, 2026, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company or on the Company’s stock ledger, then you are a stockholder of record. As a stockholder of record of Common Stock or
Convertible Preferred Stock, you may vote at the Annual Meeting or vote by proxy.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below (see “How do I vote?”) or complete, date, sign and return the proxy card mailed to you to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If, on April 6, 2026, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, but not directly in your name, then you are the beneficial owner of shares held in “street name” and the Proxy Availability Notice is being forwarded to you by the organization that holds your account. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. You may attend and vote at the Annual Meeting by registering as instructed above (see “How can I attend the virtual Annual Meeting?”).
WHAT AM I VOTING ON?
There are four matters scheduled for a vote:
■Election of directors;
■Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending
December 31, 2026;
■Approval, on an advisory basis, of the compensation of our named executive officers; and
■Approval of the amendment and restatement of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan.
WHAT IF ANOTHER MATTER IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING?
Our Board of Directors (the “Board” or the “Board of Directors”) knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.

2026 Proxy Statement	3

WHAT IS THE BOARD’S VOTING RECOMMENDATION?
The Board recommends that you vote your shares:
■“For” the election of each of the nominees for director;
■“For” the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending
December 31, 2026;
■“For” the approval, on an advisory basis, of the compensation of our named executive officers; and
■“For” the approval of the amendment and restatement of the Lucid Group, Inc. Amended and Restated 2021 Stock
Incentive Plan.
HOW DO I VOTE?
Regarding the election of directors, you may either vote “For” the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For any other matters to be voted on, you may vote “For” or “Against,” or abstain from voting. The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting, or vote in advance of the Annual Meeting by proxy over the telephone, by proxy through the internet, or by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote in advance by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.
Voting at the Annual Meeting will have the effect of revoking your previously submitted proxy (see “Can I change my vote after submitting my proxy?” below).

By Internet
Go to www.proxypush.com/LCID, which is available 24 hours a day, 7 days a week until 11:59 p.m.
(Eastern Time) on June 3, 2026, and follow the instructions on the proxy card or in the Proxy
Availability Notice. If you vote via the internet, you do not need to return a proxy card by mail.

By Telephone
On a touch-tone telephone, dial toll-free 1-866-883-3382, which is available 24 hours a day, 7 days a week until 11:59 p.m. (Eastern Time) on June 3, 2026, and follow the instructions on the proxy card or in the Proxy Availability Notice. If you vote by telephone, you do not need to return a proxy card by mail.

By Mail	Complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope. If mailed, your completed and signed proxy card must be received by June 3, 2026.

At the Virtual Meeting
You may also vote by attending the meeting virtually through www.proxydocs.com/LCID. To attend the
Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your proxy card, voting instruction form, or Proxy Availability Notice. Even if you plan to attend and participate in our virtual Annual Meeting, we encourage you to vote over the internet or by telephone as described above, or by returning a proxy card following your request of paper copies. This will ensure that your vote will be counted if you are unable to, or later decide not to, participate in the virtual Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Proxy Availability Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Proxy Availability Notice to ensure that your vote is counted.
HOW MANY VOTES DO I HAVE?
On each matter to be voted upon, stockholders of Common Stock have one vote for each share of Common Stock they own as of April 6, 2026, the Record Date, and stockholders of Convertible Preferred Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which the aggregate shares of Convertible Preferred Stock held by such stockholders are convertible on the Record Date.

4	2026 Proxy Statement

Stockholders of Convertible Preferred Stock are entitled to notice of any meeting of stockholders and to vote together as a single class with stockholders of Common Stock, except as otherwise required by law. In addition, for each series of the
Convertible Preferred Stock, as long as at least 10% of the aggregate number of shares of such series issued on their respective initial issue date remain outstanding, and subject to certain other conditions, stockholders of such series of
Convertible Preferred Stock will be entitled to a separate class vote with respect to, among other things, amendments to the
Company’s organizational documents that have an adverse effect on such series, authorizations or issuances by the
Company of capital stock of the Company that ranks senior or equal to such series with respect to dividends or distributions on liquidation or the terms of which provide for cash dividends (other than the Common Stock), winding-up and dissolution, and decreases in the number of authorized shares of such series.
On August 29, 2025, the Company effected a reverse stock split of its Common Stock at a ratio of one-for-ten (1:10) and a corresponding reduction of the authorized shares of Common Stock, as approved by the Board and stockholders (the
"Reverse Stock Split"). The shares of Common Stock began trading on a reverse split-adjusted basis at market open on
September 2, 2025. Unless otherwise noted, the share, per share, and related information in this Proxy Statement has been retrospectively adjusted to reflect the Reverse Stock Split.
WHAT IF I RETURN A PROXY CARD OR OTHERWISE VOTE BUT DO NOT MAKE SPECIFIC CHOICES?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for director, “For” the ratification of KPMG LLP as our independent registered public accounting firm, “For” the approval, on an advisory basis, of the compensation of our named executive officers, and “For” the amendment and restatement of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive
Plan. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
WILL MY VOTE BE KEPT CONFIDENTIAL?
Proxies, ballots, and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
WHO IS PAYING FOR THIS PROXY SOLICITATION?
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting. Accordingly, we will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners.
CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
■You may grant a subsequent proxy via the internet or telephone.
■You may submit another properly completed proxy card with a later date.
■You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at Lucid Group, Inc.,
7373 Gateway Boulevard, Newark, CA 94560, which must be received by June 3, 2026.
■You may attend and vote at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted, so long as it is provided by the applicable deadline. If your shares are held by your broker, banker or other nominee, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy or you may attend and vote at the
Annual Meeting.
WHEN ARE STOCKHOLDER PROPOSALS FOR INCLUSION IN OUR PROXY STATEMENT FOR NEXT YEAR’S ANNUAL MEETING
DUE?
Stockholders wishing to present proposals for inclusion in our Proxy Statement for the 2027 annual meeting of stockholders
(the “2027 Annual Meeting”) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange
Act”), must submit their proposals so that they are received by us at our principal executive offices no later than December

2026 Proxy Statement	5

24, 2026. Proposals should be sent to our Corporate Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA
94560.
WHEN ARE OTHER PROPOSALS AND STOCKHOLDER NOMINATIONS FOR THE 2027 ANNUAL MEETING DUE?
With respect to proposals and nominations not to be included in our Proxy Statement pursuant to Rule 14a-8 of the
Exchange Act, our second amended and restated bylaws (our “Bylaws”) provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must notify our Corporate Secretary by a written notice, which notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding year’s annual meeting of stockholders.
Stockholders wishing to present nominations for director or proposals for consideration at the 2027 Annual Meeting under these provisions of our Bylaws (including nominations pursuant to Rule 14a-19 under the Exchange Act) must submit their nominations or proposals so that they are received at our principal executive offices not later than March 6, 2027 and not earlier than February 4, 2027 in order to be considered. In the event that the date of the 2027 Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 70 days after such anniversary date then to be timely such notice must be received by the Company no earlier than 120 days prior to the 2027 Annual Meeting and no later than the later of 70 days prior to the date of the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting was first made by the Company.
Nominations or proposals should be sent in writing to our Corporate Secretary at Lucid Group, Inc., 7373 Gateway
Boulevard, Newark, CA 94560. A stockholder’s notice to nominate a director or bring any other business before the Annual
Meeting or the 2027 Annual Meeting must set forth certain information, which is specified in our Bylaws. A complete copy of our Bylaws is included as Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on March 3, 2023.
HOW ARE VOTES COUNTED?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “For,”
votes to “Withhold” and broker non-votes for the proposal to elect directors. With respect to other proposals, the inspector of election will separately count votes “For,” votes “Against,” votes to “Abstain” and broker non-votes (if applicable).
WHAT ARE “BROKER NON-VOTES”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters.
Brokers, banks or other nominees have discretionary authority to vote shares for which their customers do not provide voting instructions on matters that are considered “routine.” On non-routine proposals, such “uninstructed shares” may not be voted by such brokers, banks or nominees. Only the proposal to ratify the selection of our independent registered public accounting firm is considered a “routine” matter for this purpose and brokers, banks or other nominees generally have discretionary voting power with respect to such proposal. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.
WHAT IS THE EFFECT OF ABSTENTIONS, VOTES TO WITHHOLD AND BROKER NON-VOTES?
Abstentions: Under Delaware law (under which we are incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Our Bylaws provide that a stockholder action
(other than the election of directors) shall be decided by the vote of the holders of a majority of the total number of votes of the Company’s capital stock cast on the matter. Therefore, abstentions will have no effect on Proposal No. 2: Ratification of the selection of the independent registered public accounting firm, Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers, or Proposal No. 4: The approval of the amendment and restatement of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan.
Votes to Withhold: For Proposal No. 1: Election of Directors, you may vote “For” all or some of the nominees or you may
“Withhold” your vote with respect to one or more of the nominees. The nine nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board.

6	2026 Proxy Statement

Broker non-votes will have no effect on Proposal No. 1: Election of Directors. In an uncontested election, “Withhold” votes will not prevent a candidate from being elected.
Broker Non-Votes: A “broker non-vote” occurs when a broker, bank or other nominee holding your shares in street name does not vote on a particular matter because you did not provide the broker, bank or other nominee voting instructions and the broker, bank or other nominee lacks discretionary voting authority to vote the shares because the matter is considered
“non-routine.”. The “non-routine” matters on the agenda for the Annual Meeting are Proposal No. 1: Election of Directors,
Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers and Proposal No.
4: The approval of the amendment and restatement of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive
Plan.
Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.
However, because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal No. 1: Election of Directors, Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers, and Proposal No. 4: The approval of the amendment and restatement of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan. As a result, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares on these proposals, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on this proposal if you want your vote to be counted.
The proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 is considered a “routine” matter. Therefore, your broker, bank or other nominee will be able to vote on Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm even if it does not receive instructions from you, so long as it holds your shares in its name.
HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

Proposal		Vote Required	Discretionary Voting Allowed?

1	Election of Directors	Plurality	No

2	Ratification of the Selection of the Independent Registered Public Accounting Firm	Majority Cast	Yes

3	The approval, on an advisory basis, of the compensation of our named executive officers	Majority Cast	No

4	The approval of the amendment and restatement of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan	Majority Cast	No

A “Plurality,” with regard to the election of directors, means that the nine nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. A “Majority
Cast,” with regard to each of Proposal No.’s 2, 3 and 4 means that, to be approved, a majority of the votes cast on the proposal must be voted “For” the proposal.
Accordingly:
■Proposal No. 1: For the election of directors, the nine nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on Proposal No. 1 will be elected as directors to hold office until the 2027 Annual Meeting. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect.
■Proposal No. 2: To be approved, a majority of the total votes cast on Proposal No. 2 must be voted “For” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31,
2026. Broker non-votes are not applicable with respect to Proposal No. 2 as brokers generally have discretion to vote uninstructed shares on this proposal. Abstentions will have no effect.

2026 Proxy Statement	7

■Proposal No. 3: To be approved, a majority of the total votes cast on Proposal No. 3 must be voted “For” the approval, on an advisory basis, of the compensation of our named executive officers. Only votes “For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.
■Proposal No. 4: To be approved, a majority of the total votes cast on Proposal No. 4 must be voted “For” the approval of the amendment and restatement of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan. Only votes
“For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.
None of the proposals, if approved, entitles stockholders to appraisal rights under Delaware law or our certificate of incorporation.
WHAT IS THE QUORUM REQUIREMENT?
A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting. On the Record Date, there were an aggregate of 383,277,121 shares of Common Stock and Convertible Preferred Stock (on an
as converted to Common Stock basis) outstanding and entitled to vote. Virtual attendance at our Annual Meeting constitutes
“presence” for purposes of a quorum at the meeting.
Your shares will be counted toward the quorum only if you submit a valid proxy by mail, over the phone or through the internet (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting.
Abstentions, votes to “Withhold” and broker non-votes will be counted toward the quorum requirement. If there is no quorum, then either the chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the meeting to another date. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual
Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.
HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a
Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual
Meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the Annual Meeting and file an additional Form 8-K to publish the final results within four business days after the final results are known to us.
If you have any questions or need assistance in voting your shares, please write to Lucid Investor Relations at
investor@lucidmotors.com.

8	2026 Proxy Statement

Interest of Certain Persons in Matters to Be Acted Upon
Employees and non-employee directors will be eligible to receive awards under the Lucid Group, Inc. Amended and
Restated 2021 Stock Incentive Plan, including as amended and restated pursuant to Proposal No. 4. Accordingly, members of our Board (including as director nominees) and our executive officers have a substantial interest in the approval of the amendment and restatement of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan. The tables below under “Outstanding Equity Awards at Fiscal Year-End” and “Director Compensation” provide information concerning all outstanding awards held by a named executive officer or director as of December 31, 2025, including awards made under the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan.
Other than disclosed above, none of our directors, director nominees, or executive officers has any special interest in any matter to be voted upon other than election to the Board of Directors.

2026 Proxy Statement	9

PROPOSAL NO. 1
Election of Directors
Our Board of Directors is currently composed of nine members. All directors are elected by the stockholders at each annual meeting to serve until the next annual meeting of stockholders. The current Board of Directors is comprised of Turqi
Alnowaiser, Douglas Grimm, Lisa M. Lambert, Andrew Liveris, Nichelle Maynard-Elliott, Silvio Napoli, Chabi Nouri, Ori
Winitzer and Janet S. Wong. Ms. Wong will not be standing for reelection at the Annual Meeting. The Board thanks Ms.
Wong for her years of valuable leadership and service to both the Company and the Board.
The Nominating and Corporate Governance Committee of the Board has recommended, and the Board has approved, the nomination of Turqi Alnowaiser, Douglas Grimm, Sachin Kansal, Lisa M. Lambert, Andrew Liveris, Nichelle Maynard-Elliott,
Silvio Napoli, Chabi Nouri and Ori Winitzer, as directors for a one-year term expiring at the 2027 Annual Meeting and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.
Each of Mr. Alnowaiser, Mr. Grimm, Ms. Lambert, Mr. Liveris, Ms. Maynard-Elliott, Mr. Napoli, Ms. Nouri and Mr. Winitzer is
currently a director of the Company. Directors are elected by a plurality of the votes of the holders of shares present or represented by proxy and entitled to vote on the election of directors. The nine nominees receiving the highest number of
“For” votes will be elected.
Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. If any nominee should become unavailable to serve for any reason, it is intended that votes will be cast for a substitute nominee designated by the Nominating and Corporate Governance Committee and approved by the Board. We have no reason to believe that any nominee named will be unable to serve if elected.
CERTAIN STOCKHOLDER RIGHTS TO NOMINATE DIRECTORS
Pursuant to the Investor Rights Agreement, dated as of February 22, 2021 and as amended from time to time, by and among the Company, Ayar Third Investment Company (“Ayar”) and certain other parties (the “Investor Rights Agreement”),
Ayar has the right to nominate five directors to our Board of Directors.
Ayar’s right to nominate directors to our Board of Directors is subject to its (and its permitted transferees’) continued
beneficial ownership of our Common Stock, including shares of Common Stock issuable from outstanding Convertible
Preferred Stock, as compared to the Common Stock issued and outstanding as of the record date of each applicable annual or special meeting of stockholders at which directors are to be elected. If Ayar (or its permitted transferees) owns beneficially: (i) 50% or greater of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate five directors; (ii) less than 50% but greater than or

10	2026 Proxy Statement

equal to 40% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate four directors; (iii) less than 40% but greater than or equal to 30% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate three directors; (iv) less than 30% but greater than or equal to 20% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate two directors; (v) less than 20% but greater than or equal to 10% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate one director; (vi) less than 10% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it will not have the right to nominate any directors pursuant to the Investor Rights
Agreement. If the size of our Board is increased or decreased, the number of directors Ayar is entitled to nominate will be increased or decreased in proportion to such increase or decrease in the size of our Board, rounded down to the nearest whole number.
Further, for so long as Ayar beneficially owns twenty percent (20%) or greater of the shares of our Common Stock issued and outstanding, it has the right to designate the Chairman of our Board. In addition, for so long as Ayar beneficially owns shares of our Common Stock representing at least one-third (33 1∕3%) of the Common Stock then issued and outstanding,
Ayar has the right to have at least one Ayar director appointed to serve on each committee of the Board. For additional information, please see the section entitled “Certain Relationships and Related Party Transactions.” In accordance with the
Investor Rights Agreement, Turqi Alnowaiser, Douglas Grimm, Andrew Liveris, Nichelle Maynard-Elliott and Ori Winitzer
were designated for nomination by Ayar to the Board of Directors and nominated by the Nominating and Corporate
Governance Committee and the Board.
NOMINEES FOR DIRECTOR
The names and ages as of the date of this Proxy Statement of the nominees, length of service with the Company, and Board committee memberships are set forth in the table below.

Name	Age	Director Since	Current Term Expires	Independent	Audit Committee	Compensation and Human Capital Committee	Nominating and Corporate Governance Committee	Executive Committee	Public Company Boards (including Lucid)

Turqi Alnowaiser*	49	2019	2027				Chair	Chair	3
Douglas Grimm	64	2025	2027						3
Sachin Kansal	48								0
Lisa M. Lambert	58	2024	2027						1
Andrew Liveris	71	2019	2027			Chair			4
Nichelle Maynard- Elliott	57	2021	2027						2
Silvio Napoli	60	2026	2027						2
Chabi Nouri	52	2023	2027						2
Ori Winitzer	50	2023	2027						1
*Chairman of the Board

2026 Proxy Statement	11

A brief biography of each nominee is set forth below, which includes information, as of the date of this Proxy Statement, regarding specific and particular experience, qualifications, attributes or skills of each nominee that led the Nominating and
Corporate Governance Committee and the Board to believe that the nominee should serve on the Board:
DIRECTOR NOMINEES

Turqi Alnowaiser Chairman of the Lucid Board of Directors Age: 49 Director Since: 2019
Turqi Alnowaiser has served as a member of our Board of Directors since April 2019 and as Chairman of our Board since April 2023. Mr. Alnowaiser has served as Deputy Governor and Head of the International Investments Division at the Public Investment Fund of the
Kingdom of Saudi Arabia, one of the largest sovereign wealth funds in the world, since
June 2021, and has served as Head of International Investments at the Public Investment
Fund since October 2016. Mr. Alnowaiser previously served as Senior Advisor at the Public
Investment Fund from October 2015 to September 2016, prior to which he held several executive roles at Saudi Fransi Capital, a leading financial services firm based in Saudi
Arabia, including as Head of Asset Management. Before his career at Saudi Fransi Capital,
Mr. Alnowaiser specialized in developing, managing, and regulating various financial products across asset classes at Morgan Stanley, the Capital Market Authority of Saudi
Arabia, and the Saudi Industrial Development Fund. Mr. Alnowaiser has served on the board of directors of Uber Technologies, Inc., a technology platform that uses massive network to power movement from point A to point B, since November 2023 and Hapag-
Lloyd AG, an international shipping and container transportation company, since February
2018. Mr. Alnowaiser holds a B.A. in International Business from King Saud University and an M.B.A. from the University of San Francisco.
Skills and Qualifications:
We believe Mr. Alnowaiser is qualified to serve as a director due to his extensive investing experience, his leading global enterprises, and his experience in overseeing Lucid’s growth as Chairman of our Board of Directors.

Douglas Grimm Board Member Age: 64 Director Since: 2025
Douglas Grimm has served as the Chief Executive Officer of V-to-X, LLC, which is focused on advising and investing in the mobility sector, since April 2017. From December
2015 to April 2017, Mr. Grimm served as President and Chief Operating Officer of
Metaldyne Performance Group, Inc., a global provider of components for use in vehicle engine, transmission, powertrain and safety systems. Additionally, Mr. Grimm brings more than three decades of leadership experience in the automotive industry, including service as Co‑Founder, Chairman, President, and Chief Executive Officer of Grede Holdings LLC
and its predecessor, Citation Corporation, and later as Co‑President during the merger of
Grede, HHI Group Holdings, and Metaldyne LLC. He previously held senior executive roles at Visteon Corporation, Metaldyne LLC, and Dana Corporation, with responsibilities spanning global operations, commercial management, strategic sourcing, purchasing, and quality. Earlier in his career, Mr. Grimm spent ten years in progressively responsible management positions at Chrysler Corporation.  Mr. Grimm serves as Chairman of the
Board of Blue Bird Corporation, a manufacturer of school buses. Mr. Grimm also serves on the board of directors of Fox Factory Holding Corp., a designer and manufacturer of components for vehicles. Mr. Grimm holds a B.A. degree in Economics and Management from Hiram College, and an M.B.A. degree from the University of Detroit.
Skills and Qualifications:
Mr. Grimm has been selected to serve on our board of directors based on his extensive executive experience in the automotive industry.

12	2026 Proxy Statement

Sachin Kansal Director Nominee Age: 48
Sachin Kansal has served as the Chief Product Officer of Uber Technologies, Inc., a global technology platform that uses its massive network to power movement, since October
2024, and previously served as Vice President, Product Management from March 2021 to
October 2024, Senior Director of Product Management from September 2018 to February
2021, and Director of Product Management from June 2017 to August 2018. Prior to that, from May 2015 to June 2017, Mr. Kansal served as Vice President, Consumer Products for
Lookout, Inc., a cybersecurity company. From September 2012 to March 2015, Mr. Kansal served as the Chief Product Officer for Flywheel Technologies Inc., a company that develops technologies for riders, taxi drivers, and taxi companies. Before Flywheel
Technologies Inc., from June 2011 to June 2012, Mr. Kansal served as Vice President of
Product at Reputation.com, Inc., a company that provides a reputation experience management platform that helps businesses monitor reviews. Prior to that, he spent over nine years at Palm, Inc., a software platform for smart devices, in various product management roles. Mr. Kansal holds an M.S. degree in Management Science and
Engineering from Stanford University.
Skills and Qualifications
We believe Mr. Kansal is qualified to serve as a director due to his product experience in the technology and automotive industries.

Lisa M. Lambert Board Member Age: 58 Director Since: 2024
Lisa M. Lambert has served as a member of our Board of Directors since April 2024.
Between December 2023 and August 2025, Ms. Lambert served as Chief Investment
Officer of Private Markets of George Kaiser Family Foundation, a charitable organization.
Between July 2023 and November 2023, Ms. Lambert served as Interim Chief Executive
Officer of Vital Energy Technology, an entity commercializing digital technologies invented by Vital Energy, Inc., an independent energy company. Between January 2018 and July
2023, Ms. Lambert served as Chief Technology and Innovation Officer at National Grid Plc,
a multinational electricity and gas utility company, and as Founder and President of
National Grid Partners, the venture and innovation arm of National Grid plc. Ms. Lambert previously served as Managing Partner of the Westly Group, a venture capital firm, and spent nearly two decades in senior leadership roles at Intel Corporation. She served on the board of directors of Vital Energy, Inc. between August 2020 and May 2025, and UL
Solutions, Inc., a global private safety company, between July 2021 and May 2025. Ms.
Lambert has served on the board of directors for several private companies associated with her investment responsibilities, including Cyolo, a cybersecurity startup, from June 2022 to
June 2023, as well as other technology companies. Ms. Lambert is the founder and chair of
UPWARD, a non-profit advancing the careers of executive women. Ms. Lambert holds a
B.S. in management information systems from Pennsylvania State University and an
M.B.A. from Harvard University.
Skills and Qualifications
We believe Ms. Lambert is qualified to serve as a director due to her extensive experience overseeing a wide range of public companies and her deep financial knowledge.

Andrew Liveris Board Member Age: 71 Director Since: 2019
Andrew Liveris has served as a member of our Board of Directors since April 2019.
Previously, Mr. Liveris served as the Chairman and Chief Executive Officer of The Dow
Chemical Company, a chemical corporation, from November 2004 to September 2017, when he transitioned to the Executive Chairman of Dow DuPont Inc., a position he held until his retirement in July 2018. Mr. Liveris has served on the boards of directors of
International Business Machines Corp., a technology company, since 2010, Saudi Aramco, an integrated energy and chemicals company, since 2018, and WorleyParsons Limited, an engineering company, since September 2018. He is also on the advisory board of NEOM, an initiative driven by Saudi Vision 2030. Furthermore, Mr. Liveris was appointed as the
President of the 2032 Brisbane Olympics and Paralympic Games Organizing Committee.
Mr. Liveris holds a B.S. in Chemical Engineering from the University of Queensland and received an honorary Ph.D. in Science from his alma mater in 2005.
Skills and Qualifications
We believe Mr. Liveris is qualified to serve as a director due to his decades of experience leading and overseeing large, complex global industrial enterprises, his knowledge of the technology, energy and chemical sectors, his extensive public policy expertise and his experience overseeing our growth as a member of our Board of Directors since 2019.

2026 Proxy Statement	13

Nichelle Maynard- Elliott Board Member Age: 57 Director Since: 2021
Nichelle Maynard-Elliott has been a member of our Board of Directors since July 2021.
Ms. Maynard-Elliott has served as the Founder and CEO of Dunamis Transaction Advisors
LLC, a consultancy firm, since November 2019. She previously served as the Executive
Director, M&A, for Praxair, Inc., a leading industrial gas and engineering company, from
July 2011 to May 2019, and as Assistant General Counsel and Senior Counsel at Praxair
from July 2007 to 2011 and 2003 to 2007, respectively. Ms. Maynard-Elliott has served on the board of directors of Xerox Holdings Corporation, a workplace technology company, since May 2021, and served as a director of Element Solutions Inc., a specialty chemicals company, from August 2018 to June 2024. Ms. Maynard-Elliott has served as trustee of
The Advisors’ Inner Circle Fund III, including five of its affiliated funds. She holds a B.A. in
Economics from Brown University and a J.D. from Columbia University School of Law.
Skills and Qualifications
We believe Ms. Maynard-Elliott is qualified to serve as a director because of her experience overseeing complex enterprises as a public company director, her experience evaluating business strategies and investment opportunities, and her extensive legal and financial management expertise.

Silvio Napoli Board Member Age: 60 Director Since: 2026
Silvio Napoli has served as a member of our Board of Directors since April 2026. Prior to joining Lucid Group, Inc., Silvio Napoli served as the Chairman of the Board of Directors and Chief Executive Officer from January 2022 to March 2025 of Schindler Group, one of the world’s leading industrial technology companies, where he was the group’s Executive
Chairman from April 2017 to December 2021 and Chief Executive Officer from January
2014 to March 2016. Mr. Napoli joined the Schindler Group in 1994 and has served in a number of leadership roles, including Director of Corporate Development, President and
Chief Executive Officer of Schindler India and President of Asia-Pacific. Prior to Schindler
Group, he spent four years with The Dow Chemical Company in Germany. Mr. Napoli has served as a member on the Board of Directors of Eaton Corporation plc since 2019, where he serves as the Chair of the Innovation & Technology Committee. From 2019 to 2022, Mr.
Napoli was the Chairman and President of the Board of Directors of the Swiss-American
Chamber of Commerce, Zurich (Switzerland), advocating for Swiss, American and multinational business interests. Mr. Napoli holds an MBA from Harvard Business School, which he earned as a Fulbright Scholar, and a Master of Engineering degree in Materials
Science from the Swiss Federal Institute of Technology, Lausanne, Switzerland.
Skills and Qualifications
We believe Mr. Napoli is qualified to serve as a director because of his role as our incoming
Chief Executive Officer, as well as his extensive operational expertise in the industrial technology sector.

Chabi Nouri Board Member Age: 52 Director Since: 2023
Chabi Nouri has been a member of our Board of Directors since April 2023. Ms. Nouri served as the Chief Executive Officer of Bonhams, an international auction house, between
October 2024 and October 2025. Ms. Nouri previously served as co-manager of a private equity fund focused on the Lifestyle, Impact, Innovation franchise within Mirabaud Asset
Management since March 2022. Prior to that, she served as the global Chief Executive
Officer at Piaget SA, a luxury watch and jewelry brand, from April 2017 to June 2021 and as Piaget SA’s Chief Marketing Officer from October 2014 to March 2017. Prior to Piaget
SA, Ms. Nouri served in various leadership positions at British American Tobacco Plc, a multinational tobacco company, where she led globally the Vogue Cigarettes brand, and at
Cartier International SNC, a luxury-goods conglomerate, in merchandising, retail and product development, where she led globally High Jewellery and Creative Jewellery. Ms.
Nouri has served as a non-executive director of Watches of Switzerland Group PLC, a luxury watch retailer, since May 2022. She holds an M.A. in Marketing and Economics from the University of Fribourg and has earned certificates from the Massachusetts Institute of
Technology on the Digital Future and the International Institute for Management
Development on ESG.
Skills and Qualifications
We believe Ms. Nouri is qualified to serve as a director because of her extensive experience in the luxury and consumer goods industries through her various roles at leading international luxury brands.

14	2026 Proxy Statement

Ori Winitzer Board Member Age: 50 Director Since: 2023
Ori Winitzer has been a member of our Board of Directors since April 2023. Mr. Winitzer is a founding member and has served as Partner of Integrated Media Company, a TPG Inc.
platform dedicated to the digital media ecosystem, since October 2018. He previously served as Senior Managing Director at Guggenheim Partners, a global investment and advisory firm, from July 2017 to September 2018, where he led the digital media practice.
Prior to Guggenheim Partners, Mr. Winitzer served in various investment banking positions at LionTree LLC, a boutique investment and merchant bank that focus on the technology, media and telecommunications industries, and Rothschild & Co, a multinational private and alternative assets investor. Mr. Winitzer holds a B.A. in History and French from the
University of Wisconsin — Madison and an M.B.A. from Columbia University.
Skills and Qualifications
We believe Mr. Winitzer is qualified to serve as a director due to his extensive experience in investment and advisory roles as well as his deep financial knowledge.

VOTE REQUIRED
For the election of directors, the nine nominees receiving the most “For” votes from the holders of shares present at the
Annual Meeting or represented by proxy and entitled to vote on Proposal No. 1 will be elected as directors to hold office until the 2027 Annual Meeting and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED DIRECTOR NOMINEE (PROPOSAL NO. 1)

2026 Proxy Statement	15

Information Regarding the Board of Directors and Corporate
Governance
This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our
Corporate Governance Guidelines, the charters of the committees of the Board and our Code of Business Conduct and
Ethics, described below, can be found in the Governance section of the Investors section of our website at https://
ir.lucidmotors.com/ governance/documents-and-charters. Alternatively, you can request a copy of any of these documents free of charge by writing to: Corporate Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560.
Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
CONTROLLED COMPANY
Our Common Stock is listed on The Nasdaq Stock Market LLC (“Nasdaq”). As Ayar controls more than 50% of our combined voting power, we are a “controlled company” for purposes of Nasdaq’s rules and corporate governance standards and, as a result, qualify for exemptions from certain corporate governance requirements. Although, as of the date of this Proxy
Statement, we do not utilize any of these exemptions, we may elect to utilize one or more of these exemptions for so long as we remain a “controlled company.” In the event that we cease to be a “controlled company” and our shares continue to be listed on Nasdaq, we will be required to comply with Nasdaq’s rules and corporate governance standards for non-controlled companies within the applicable transition periods.
BOARD COMPOSITION
Our Board of Directors consists of nine members. Turqi Alnowaiser is the Chairman of our Board. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to management. Our
Board meets on a regular basis and additionally as required. In accordance with the Investor Rights Agreement, Turqi
Alnowaiser, Douglas Grimm, Andrew Liveris, Nichelle Maynard-Elliott and Ori Winitzer were designated for nomination by
Ayar to the Board of Directors and nominated by the Nominating and Corporate Governance Committee and the Board.
All directors will be elected at each annual meeting of our stockholders. Each director’s term continues until the election and qualification of their successor, or such director’s earlier death, resignation or removal.
DIRECTOR INDEPENDENCE
The Board has affirmatively determined that all of the nominees, other than Silvio Napoli, are independent directors within the meaning of the applicable Nasdaq listing standards and that each such nominee is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our Company (the “Independent Directors”). In making these determinations, our Board of Directors considered the current and prior relationships that each Independent
Director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each Independent Director, and the transactions involving them described in the section entitled “Certain Relationships and Related Party Transactions.” There
are no family relationships among any current director, director nominee and/or any of our executive officers.
BOARD LEADERSHIP STRUCTURE
The Board reviews its leadership structure periodically as part of its annual self-assessment process. In addition, the Board continues to monitor developments in corporate governance as well as the approaches our peers undertake.
The Board believes that it is important to retain the flexibility to allocate the responsibilities of the offices of Chairman of the
Board and Chief Executive Officer in any manner that it determines to be in the best interests of the Company at any point in time. Our Chairman of the Board is currently Turqi Alnowaiser. The Chairman of the Board and our Interim Chief Executive
Officer are currently separate. Our Board of Directors does not currently have a policy as to whether the role of Chairman of the Board and the Chief Executive Officer should be separate. Our Board of Directors believes that the Company and its stockholders are best served by maintaining the flexibility to determine whether the Chairman of the Board and Chief
Executive Officer positions should be separated or combined at a given point in time in order to provide appropriate leadership for us at that time. At any time the Company is not availing itself of the “controlled company” exemptions under
Nasdaq rules, in order to maintain the independent integrity of the Board, if the Chairman of the Board is not an independent director, the Board shall appoint a lead director who must be independent. Our Corporate Governance Guidelines note that all directors are elected by the stockholders and all have an equal voice. The Chairman of the Board and the Chief

16	2026 Proxy Statement

Executive Officer are free, as is the Board of Directors as a whole, to call upon any one or more directors to provide leadership in a given situation should a special need arise.
Additionally, pursuant to the Investor Rights Agreement, and subject to Ayar’s continued beneficial ownership of specified amounts of our Common Stock (as described above), Ayar is entitled to select the Chairman of the Board.
The Board of Directors, including each of its committees, also has complete and open access to any member of the
Company’s management and the authority to retain independent advisors as the Board or such committee deems appropriate. In addition, all members of the Audit Committee, the Nominating and Corporate Governance Committee and the
Compensation and Human Capital Committee are Independent Directors, and the committee chairs have authority to hold executive sessions without management and non-Independent Directors present.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the Board’s key functions is informed oversight of our risk management process. The Board believes that its current leadership structure facilitates its risk oversight responsibilities. In particular, the Board believes the majority-independent
Board and independent Board committees provide a well-functioning and effective balance to an experienced Chief
Executive Officer. The Board administers this oversight function directly through the Board as a whole, as well as through various Board committees that address risks inherent in their respective areas of oversight. For example, the Board acts as the ultimate decision-making body of the Company and advises and oversees management, who is responsible for the day-
to-day operations and management of the Company. The Audit Committee monitors compliance with legal and regulatory requirements, monitors product safety, cybersecurity, artificial intelligence, and privacy risks, and reviews our policies and practices with respect to risk assessment and risk management, including discussing with management our major financial risk exposures and the steps that have been taken to monitor and control such exposures. The Nominating and Corporate
Governance Committee oversees the evaluation of the Board and its committees, as well as the effectiveness of our
Corporate Governance Guidelines and other related policies and programs. The Compensation and Human Capital
Committee assesses and monitors risks arising from the Company’s employee compensation policies and practices and employee benefits programs, including whether any such policies or programs could encourage excessive risk‑taking.
It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. Our Interim Chief Executive Officer, Chief Financial Officer, and General Counsel coordinate between the Board and management with regard to the determination and implementation of responses to any risk management issues.
MEETINGS OF THE BOARD OF DIRECTORS
The Board oversees our business. It establishes overall policies and standards and reviews the performance of management. During the fiscal year ended December 31, 2025, the Board held nine meetings. Each Board member attended 80% or more of the aggregate meetings of the Board and of the committees on which they served during the period for which they were a director or committee member. Our directors are encouraged to attend our annual meetings of stockholders, but we do not currently have a policy relating to director attendance. Douglas Grimm, Lisa M. Lambert,
Nichelle Maynard-Elliott, Chabi Nouri and Janet S. Wong, as representatives of the Board, attended the 2025 Annual
Meeting of Stockholders.
Our Independent Directors meet from time to time in executive session. The Board and each of our standing independent committees typically hold an executive session of non-management directors (all of whom are Independent Directors) as a part of every regularly scheduled quarterly meeting.
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has a number of committees that perform certain functions for the Board. The current committees of the Board are the Audit Committee, the Compensation and Human Capital Committee, the Nominating and Corporate Governance
Committee, and the Executive Committee. Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.
The Board  determined that each member of the Audit Committee, the Compensation and Human Capital Committee and
the Nominating and Corporate Governance Committee meets the applicable Nasdaq listing standards and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our Company.

2026 Proxy Statement	17

Audit Committee
The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the
Exchange Act. The Audit Committee was established by the Board to assist the Board in its oversight of the integrity of our financial statements and internal controls, and our compliance with legal and regulatory requirements. In addition, the Audit
Committee is responsible for the oversight of the qualification, independence and performance of our independent registered public accounting firm as well as the appointment of our independent registered public accounting firm.
For the term ending at the Annual Meeting, our Audit Committee consists of Janet S. Wong, Lisa M. Lambert and Nichelle
Maynard-Elliott, with Janet S. Wong serving as chairperson. Our Board has determined (i) that each of Janet S. Wong, Lisa
M. Lambert and Nichelle Maynard-Elliott satisfied the requirements for independence and financial literacy under the rules and regulations of Nasdaq and the SEC and (ii) that Janet S. Wong qualifies as an “audit committee financial expert” as defined in the SEC rules and regulations and satisfies the financial sophistication requirements of Nasdaq. In making that determination, the Board relied on the past business experience of Janet S. Wong. Please see the description of the business experience for Janet S. Wong under the heading “Nominees for Director.” This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our
Board of Directors. Our Audit Committee is directly responsible for, among other things:
■selecting and hiring our independent registered public accounting firm;
■evaluating the performance and independence of our independent registered public accounting firm;
■pre-approving the audit and any non-audit services to be performed by our registered public accounting firm;
■reviewing the integrity of our financial statements and related disclosures and reviewing our critical accounting policies and practices;
■reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;
■overseeing procedures for the treatment of complaints relating to accounting, internal accounting controls or audit matters;
■reviewing and discussing with management and the registered public accounting firm the results of the annual audit, our quarterly financial statements and our publicly filed reports;
■establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
■reviewing our policies and practices with respect to risk assessment and risk management, including discussing with management our major financial risk exposures and the steps that have been taken to monitor and control such exposures;
■reviewing and approving in advance any proposed related-person transactions;
■reviewing key cybersecurity, privacy, product safety, and other information technology risks such as artificial intelligence;
and
■preparing the audit committee report that the SEC requires in our annual proxy statement.
Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. In 2025, the Audit Committee met eight times. The Audit Committee charter can be found in the Governance section of the Investors section of our website at https://ir.lucidmotors.com/governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Audit Committee charter grants the Audit Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants, and other external resources that the Audit Committee considers necessary or appropriate in the performance of its duties.
As required by its charter, the Audit Committee conducts a self-evaluation at least annually. The Audit Committee also reviews and assesses the adequacy of its charter at least annually and recommends any proposed changes to the Board for its consideration.
The Board annually reviews the Nasdaq listing standards’ definition of independence for Audit Committee members and has determined that all members of our Audit Committee are “independent” and “financially literate” under Nasdaq listing

18	2026 Proxy Statement

standards and that members of the Audit Committee received no compensation from the Company other than for service as a director.
Compensation and Human Capital Committee
The Compensation and Human Capital Committee consists of Andrew Liveris, Nichelle Maynard-Elliott, and Ori Winitzer,
with Andrew Liveris serving as chairperson. Our Board has determined that each of Andrew Liveris, Nichelle Maynard-Elliott, and Ori Winitzer satisfies the requirements for independence under the applicable Nasdaq listing standards. Our
Compensation and Human Capital Committee is responsible for, among other things:
■determining, or recommending to the Board for determination, the compensation of our executive officers, including our
Chief Executive Officer;
■administering our equity compensation plans;
■overseeing our overall compensation policies and practices, compensation plans, benefits programs, and compensation recoupment policy;
■reviewing our executive officer succession planning, as well as periodic reports, metrics, and initiatives from management on employee programs and practices;
■reviewing the results of any advisory stockholder votes on executive compensation and consider whether to recommend adjustments to the Company’s executive compensation policies and practices as a result of such votes; and
■overseeing the preparation of the compensation committee report that the SEC requires in our annual proxy statement.
Our Compensation and Human Capital Committee operates under a written charter that satisfies the applicable rules of the
SEC and the listing standards of Nasdaq. During 2025, the Compensation and Human Capital Committee met 13 times. The
Compensation and Human Capital Committee charter can be found in the Governance section of the Investors section of our website at https://ir.lucidmotors.com/governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Compensation and Human Capital Committee charter grants the Compensation and Human Capital Committee sole authority to retain or obtain the advice of compensation consultants, legal counsel, or other advisors, including the authority to approve a consultant’s reasonable compensation.
The Compensation and Human Capital Committee may select such advisors, or receive advice from any other advisor, only after taking into consideration all factors relevant to that person’s independence from management, including those independence factors enumerated by Nasdaq rules.
Under the Compensation and Human Capital Committee charter, the Compensation and Human Capital Committee may, in
its discretion, delegate its duties to a subcommittee or to the Chair of the Compensation and Human Capital Committee.
As required by its charter, the Compensation and Human Capital Committee conducts a self-evaluation at least annually.
The Compensation and Human Capital Committee also annually reviews and assesses the adequacy of its charter and recommends any proposed changes to the Board for its consideration.
COMPENSATION AND HUMAN CAPITAL COMMITTEE PROCESSES AND PROCEDURES
The implementation of our compensation philosophy is carried out under the supervision of the Compensation and Human
Capital Committee. The Compensation and Human Capital Committee charter requires that the Compensation and Human
Capital Committee meet as often as it determines is appropriate to carry out its responsibilities under the charter. The agenda for each meeting is usually developed by the Chair of the Compensation and Human Capital Committee, in
consultation with other Compensation and Human Capital Committee members, management and the Compensation and
Human Capital Committee’s independent advisors. The Compensation and Human Capital Committee also meets regularly in executive session. Meetings may, at the discretion of the Compensation and Human Capital Committee, include other directors or members of management in addition to the Compensation and Human Capital Committee’s independent advisors, for the purpose of providing analysis and information to assist management with their recommendations on various compensation matters. Management does not participate in the executive sessions of the Compensation and Human Capital
Committee. For a description of the role of our management and any compensation consultants for executive compensation decisions for fiscal year 2025, please see the section entitled “Compensation Discussion and Analysis.”

2026 Proxy Statement	19

COMPENSATION AND HUMAN CAPITAL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Andrew Liveris, Nichelle Maynard-Elliott, and Ori Winitzer served as members of the Compensation and Human Capital
Committee during 2025. None of such persons is or was formerly an officer or an employee of Lucid. Please see the section entitled “Certain Relationships and Related Party Transactions” for certain transactions involving Lucid in which members of the Compensation and Human Capital Committee may potentially be deemed to have an indirect interest.
None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or
Compensation and Human Capital Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is generally responsible for identifying qualified Board candidates, recommending director nominees and appointments to Board committees, evaluating Board performance, and overseeing our Corporate Governance Guidelines. Our Nominating and Corporate Governance Committee consists of Turqi Alnowaiser,
Nichelle Maynard-Elliott, and Chabi Nouri, with Turqi Alnowaiser serving as chairperson. Our Board has determined that each of Turqi Alnowaiser, Nichelle Maynard-Elliott and Chabi Nouri satisfied the requirements for independence under the applicable Nasdaq listing standards. Our Nominating and Corporate Governance Committee is responsible for, among other things:
■identifying and recommending candidates for membership on our Board, including the consideration of nominees submitted by stockholders, and to each of the Board’s committees;
■making recommendations to the Board as to determinations of director independence;
■evaluating and making recommendations regarding the composition, organization, and governance of our Board and its committees;
■reviewing and making recommendations with regard to our Corporate Governance Guidelines and compliance with laws and regulations;
■overseeing and periodically reviewing our policies and programs concerning environmental sustainability, corporate social responsibility, and governance;
■making recommendations to the Board regarding non-employee director compensation;
■making recommendations to the Board regarding the designation of executive officers and Section 16 officers pursuant to applicable regulations;
■reviewing conflicts of interest of our directors and officers and proposed waivers of our Corporate Governance Guidelines and Code of Business Conduct and Ethics; and
■evaluating the performance of our Board and its committees.
During 2025, the Nominating and Corporate Governance Committee met twice. Our Nominating and Corporate Governance
Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of
Nasdaq. A detailed discussion of the Nominating and Corporate Governance Committee’s procedures for recommending candidates for election as a director appears below under the caption “Procedures of the Nominating and Corporate
Governance Committee.”
The Nominating and Corporate Governance Committee charter can be found in the Governance section of the Investors section of our website at https://ir.lucidmotors.com/governance/documents-and-charters. The Nominating and Corporate
Governance Committee charter complies with the guidelines established by Nasdaq. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The charter of the Nominating and Corporate
Governance Committee grants the Nominating and Corporate Governance Committee authority to retain and terminate any advisors, including search firms to identify director candidates, compensation consultants as to director compensation, and legal counsel, including sole authority to approve all such advisors’ fees and other retention terms.
PROCEDURES OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
In connection with nominating directors for election at the Annual Meeting and periodically throughout the year, the
Nominating and Corporate Governance Committee considers the composition of the Board and each committee of the
Board to evaluate its effectiveness and whether changes should be considered to either the Board or any of the committees.

20	2026 Proxy Statement

In support of this process, the Board has determined that the Board as a whole must have the right mix of characteristics, skills, perspectives and experiences for the optimal functioning of the Board in its oversight of our Company. The Board considers the following factors and qualifications, without limitation:
■the appropriate size and the mix of characteristics and perspectives of the Board;
■the needs of the Board with respect to the particular talents and experience of its directors;
■the knowledge, skills, and experience of nominees, including experience in the industry in which we operate, business, finance, management, or public service, in light of prevailing business conditions and the knowledge, skills, and experience already possessed by other members of the Board;
■familiarity with domestic and international business matters;
■familiarity and experience with legal and regulatory requirements; and
■experience with accounting rules and practices.
CONSIDERATIONS IN EVALUATING DIRECTOR NOMINEES
Pursuant to the Nominating and Corporate Governance Committee charter and subject to the Investor Rights Agreement, the Nominating and Corporate Governance Committee periodically reviews the composition of the Board in light of current challenges and needs of the Board and the Company and determines whether it may be appropriate to add or remove individuals after considering factors such as judgment, skills, background, experience, perspectives and inclusiveness. The
Nominating and Corporate Governance Committee also considers applicable laws and regulations and stock exchange listing standards.
Once the Nominating and Corporate Governance Committee and the Board determine that it is appropriate to add a new director, either as a replacement or as an additional position, subject to the Investor Rights Agreement, the Nominating and
Corporate Governance Committee uses a flexible set of procedures in selecting individual director candidates. This flexibility allows the Nominating and Corporate Governance Committee to adjust the process to best satisfy the objectives in any director search. The first step in the general process is to identify the type of candidate the Nominating and Corporate
Governance Committee may desire for a particular opening, including establishing the specific target skill areas, experiences, and backgrounds that are to be the focus of a director search. The Nominating and Corporate Governance
Committee may consider candidates recommended by management, by members of the Nominating and Corporate
Governance Committee, by the Board, by stockholders, or by a third party it may engage to conduct a search for possible candidates. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board, the qualifications of the candidate, and our obligations under the Investor
Rights Agreement.
Once candidates are identified, the Nominating and Corporate Governance Committee conducts an evaluation of qualified candidates. The evaluation generally includes interviews and background and reference checks. There is no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any of the other means described above. In identifying and evaluating potential nominees to serve as directors, the Nominating and Corporate Governance Committee will examine each nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate.
If the Nominating and Corporate Governance Committee determines that a candidate should be nominated as a candidate for election to the Board, the candidate’s nomination is then recommended to the Board, and the directors may in turn conduct their own review to the extent they deem appropriate. When the Board has agreed upon a candidate, such candidate is recommended to the stockholders for election at an annual meeting of stockholders or appointed as a director by a vote of the Board as appropriate.
STOCKHOLDER NOMINATIONS TO THE BOARD OF DIRECTORS
In order for a stockholder to have a candidate considered by the Nominating and Corporate Governance Committee, a
stockholder should submit a written recommendation that includes (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the
Exchange Act including such person’s written consent to being named in the proxy statement and form of proxy as a nominee and to serving as a director if elected, (2) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such person has with any other person or entity other than the
Company including the amount of any payment or payments received or receivable thereunder, in each case in connection

2026 Proxy Statement	21

with candidacy or service as a director of the Company, and (3) the information required under Section 2.09(c) of the
Bylaws, (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the text of the proposed amendment), the reasons for conducting such business and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:
(1)the name and address of such stockholder (as they appear on the Company’s books), and the name and address of any such beneficial owner, and of any affiliates, associates, or others acting in concert with such stockholder or such beneficial owner (any such person other than the stockholder, a “Stockholder Associated Person”);
(2)for each class or series, the number of shares of capital stock of the Company that are held of record or are beneficially owned by such stockholder and by any Stockholder Associated Person;
(3)a description of any agreement, arrangement, relationship or understanding (whether written or oral) between or among such stockholder or Stockholder Associated Person and any other person in connection with the proposal of such nomination or other business;
(4)a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, or any other agreement, arrangement or understanding, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or Stockholder Associated Person with respect to the
Company’s securities;
(5)a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting;
(6)a representation as to whether such stockholder or Stockholder Associated Person intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding capital stock required to approve or adopt the proposal or to elect each such nominee, (ii)
otherwise solicit proxies from stockholders in support of such proposal or nomination and/or (iii) solicit holders of shares representing at least 67% of the outstanding securities of the Company generally entitled to vote on the election of directors in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act;
(7)a representation as to whether such stockholder or Stockholder Associated Person has complied with all applicable legal requirements in connection with its acquisition of shares or other securities of the Company, and any other information reasonably requested by the Company, including with respect to determining whether such person has complied with this Section 2.09(a) of the Bylaws;
(8)any other information relating to such stockholder, Stockholder Associated Person, if any, or director nominee or proposed business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee or proposal pursuant to Section 14 of the
Exchange Act; and
(9)such other information relating to any proposed item of business as the Company may reasonably require determining whether such proposed item of business is a proper matter for stockholder action.
Stockholder recommendations should be addressed to the Nominating and Corporate Governance Committee in care of our
Corporate Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560.
Each of the director nominees has been recommended by the Nominating and Corporate Governance Committee to the
Board for election as our directors at the Annual Meeting, and the Board has approved such recommendations.
Executive Committee
The Executive Committee consists of Turqi Alnowaiser, Douglas Grimm, Andrew Liveris, Silvio Napoli, and Ori Winitzer, with
Turqi Alnowaiser serving as chairperson. The Executive Committee reviews, discusses with management and makes recommendations regarding the implementation and execution of our business plan, operational performance and certain

22	2026 Proxy Statement

other matters and approves transactions below certain thresholds set by our Board. In 2025, the Executive Committee met
eight times.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Our relationship with our stockholders is an important part of our corporate governance program. Engaging with our stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach include investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases, and our website. Our conference calls for quarterly earnings releases are open to all. These calls are available in real time and as archived webcasts on our website for a period of time.
The Board has adopted a process for stockholders and others to send communications to the Board or any director. All such communications should be sent by mail addressed to the Board or any particular director at Lucid Group, Inc., 7373
Gateway Boulevard, Newark, CA 94560, c/o General Counsel & Corporate Secretary. All communications received by our
General Counsel & Corporate Secretary will be sent directly to the Board or any particular director.
CODE OF BUSINESS CONDUCT AND ETHICS
Our Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors, including our
Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of
Business Conduct and Ethics is available in the Governance section of the Investors section of our website at https://
ir.lucidmotors.com/governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. We intend to disclose future amendments to our Code of Business
Conduct and Ethics, or any waivers of such code, on our website or in public filings.
INSIDER TRADING POLICY
We have adopted an Insider Trading Policy that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. Under this policy, directors, officers and other employees and contractors of the Company and its subsidiaries and other persons who may have access to material nonpublic information are prohibited from engaging in certain transactions relating to Company securities. The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy attached as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS
There are no material proceedings to which any current director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of any such current director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

2026 Proxy Statement	23

Report of the Audit Committee of the Board of Directors
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation and integrity of the consolidated financial statements and the reporting process, including establishing and monitoring the system of internal financial controls. In this context, during fiscal year 2025, the
Audit Committee met and held discussions with management and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm. Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2025, were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and with KPMG. In addition, the Audit Committee has discussed with
KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight
Board (the “PCAOB”) and the SEC. The Audit Committee has received from KPMG the written disclosures regarding
KPMG’s communications with the Audit Committee concerning independence required by the applicable requirements of the
PCAOB and has discussed with KPMG the independence of KPMG from the Company and its management. Based on the foregoing, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31,
2025, for filing with the SEC. The Audit Committee and the Board have also recommended the selection of KPMG as the
Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
The material in this report is not deemed “soliciting material,” is not deemed “filed” with the SEC, is not subject to Regulation
14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Janet S. Wong, Chair
Lisa M. Lambert
Nichelle Maynard-Elliott

24	2026 Proxy Statement

PROPOSAL NO. 2:
Ratification of the Selection of the Independent Registered
Public Accounting Firm
On March 27, 2026, our Audit Committee selected KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. KPMG has served as our independent registered public accounting firm since June 17, 2023. Representatives of KPMG plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders. They will have the opportunity to make a statement if they desire to do so.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG as our independent registered public accounting firm. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain KPMG. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

2026 Proxy Statement	25

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following is a summary of the fees and services provided by KPMG to Lucid for fiscal years 2024 and 2025:

Description of Services Provided by KPMG	Fiscal year Ended December 31, 2024	Fiscal year Ended December 31, 2025

Audit Fees(1)	$4,759,068	$5,119,574

Audit-Related Fees	—	—

Tax Fees(2)	246,200	122,200

All Other Fees	—	—

TOTAL	$5,005,268	$5,241,774

(1)Audit Fees in 2024 and 2025 were for professional services rendered for the audits of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements.
(2)Tax Fees in 2024 and 2025 were for professional services rendered in connection with certain tax and research and development credits.
The Audit Committee or a delegate thereof pre-approves the scope of the audit and non-audit services provided by our independent registered public accounting firm, as well as all associated fees and terms, pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee evaluates the independent registered public accounting firm’s qualifications, performance and independence, and presents its conclusions to the full Board on at least an annual basis.
All of the services provided by KPMG for fiscal year 2024 and fiscal year 2025, and fees for such services, were pre-
approved by the Audit Committee in accordance with these standards.
VOTE REQUIRED
To be approved, a majority of the total votes cast on Proposal No. 2 must be voted “For” the ratification of the selection of
KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Broker non-votes are not applicable with respect to Proposal No. 2 as brokers generally have discretion to vote uninstructed shares on this proposal. Abstentions will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 2)

26	2026 Proxy Statement

Proposal NO. 3:
Approval, on an Advisory Basis, of the Compensation of Our
Named Executive Officers
We are required by Section 14A of the Exchange Act to offer our stockholders an opportunity to cast an advisory, non-
binding, vote on the compensation of our named executive officers, as disclosed in this Proxy Statement, pursuant to the
Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the “Dodd-Frank Act”) (commonly referred to as a “say-on-pay” vote). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy
Statement. Although the vote is non-binding, we value constructive feedback from our stockholders on executive compensation and other important matters, and the Board and the Compensation and Human Capital Committee will consider the voting results when making future compensation decisions.
As described under the heading “Compensation Discussion and Analysis” in this Proxy Statement, our executive compensation program is designed to attract, retain and motivate top-level talent who possess the skills and leadership necessary to grow our business and enable long-term value creation. The Board encourages our stockholders to read the disclosures set forth in the “Compensation Discussion and Analysis” section of this Proxy Statement and to review the compensation actions taken in fiscal year 2025. The Board believes that our executive compensation program effectively aligns executive pay with our performance and results in the attraction and retention of talented executives who are critical to our success.
Accordingly, the Board recommends that our stockholders vote “For” the following resolution:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the proxy statement furnished for the 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED on an advisory basis.”
Because the vote is advisory, it is not binding on management or the Board. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the
Compensation and Human Capital Committee and the Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the Compensation and Human Capital Committee and the Board in continuing to improve the alignment of our executive compensation program with business objectives and performance and with the interests of our stockholders.

2026 Proxy Statement	27

VOTE REQUIRED
To be approved, a majority of the total votes cast on Proposal No. 3 must be voted “For” the approval, on an advisory basis, of the compensation of our named executive officers. Only votes “For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL NO. 3)

28	2026 Proxy Statement

PROPOSAL NO. 4:
Approval of the Amendment and Restatement of the Lucid
Group, Inc. Amended and Restated 2021 Stock Incentive
Plan
SUMMARY AND BACKGROUND
We are asking our stockholders to approve the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan,
effective June 4, 2026 (the “Amended Plan”). The Amended Plan is an amendment and restatement of the Lucid Group, Inc.
Amended and Restated 2021 Stock Incentive Plan (the “Plan”), which was most recently approved by our stockholders on
June 5, 2025. The Plan was initially effective on July 23, 2021 and has been amended in 2022, 2023, 2024 and 2025.
The Amended Plan would increase the maximum aggregate number of shares authorized for issuance pursuant to awards under the Plan by 23,500,000 shares to a total of 61,366,924 shares. The proposed amendment is intended to enhance flexibility to continue to grant equity to our employees. Competitive equity awards are critical in allowing us to attract, retain, and motivate talented and qualified employees in the highly competitive markets in which we operate.
The shares reserved for issuance through the Amended Plan (and the prior restatements of the Plan) cover our annual equity program awards as well as shares purchased under our Employee Stock Purchase Plan, which is included as an addendum to the Amended Plan (and the prior statements of the Plan) (the “ESPP Addendum”). We do not have a separate number of shares authorized for issuance pursuant to a standalone Employee Stock Purchase Plan. On April 21, 2026, the
Board approved the Amended Plan, subject to the approval of our stockholders.
REASON FOR THE PROPOSAL
The purpose of the Amended Plan is to enhance our ability to attract, retain, incentivize, reward, and motivate service providers who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership and other incentive opportunities.
Our use of equity compensation and the alignment with stockholders it provides has helped us achieve the success, growth, and value creation experienced by us and our stockholders. The Board believes that an increase in the shares available for issuance under the Plan will enable us to attract and retain the best available talent to grow our business and to ensure a sufficient number of shares will be available through June 2027.

2026 Proxy Statement	29

The 23,500,000 shares requested reflects the number of shares we forecast to be necessary to support our equity compensation program for the current fiscal year 2026 and through June 2027 based on our new hire and annual grant practices. Based on the closing price per share of Company common stock of $9.90 on March 13, 2026, the aggregate market value of the 23,500,000 additional shares available for equity awards under the Amended Plan if this proposal is approved would be approximately $232,650,000.
CONSEQUENCES OF FAILURE TO APPROVE PROPOSAL
As of March 15, 2026, we had 3,309,433 shares remaining available for issuance under the Plan. The Plan is the
Company’s only current plan for granting equity incentive compensation to our employees, other than the ESPP Addendum, which allows employees to purchase our stock at a discount on a tax favorable basis. We anticipate that such remaining shares will be insufficient to support our annual equity grant cycle for fiscal year 2026 and through June 2027. If this
Proposal No. 4 is not approved by our stockholders, we will continue to operate the Plan pursuant to its current provisions until there are no longer shares remaining available for issuance under the Plan and the Board will need to consider alternative arrangements to delivering competitive long-term compensation, including cash-based awards, in the absence of equity award availability. If we are unable to grant equity awards, our ability to hire and retain necessary talent will be significantly limited and will have a negative impact on our ability to grow and operate our business.
ELIGIBLE PARTICIPANTS
As of March 15, 2026, the number of persons eligible to participate in the Plan was approximately 8,851 employees, 54 consultants or independent contractors, and eight non-employee directors. The basis for participation in the Plan is the decision of the Compensation and Human Capital Committee and in some instances, of the Board, that an award to an eligible person will further the Plan’s purposes to attract, retain, incentivize, reward, and motivate service providers, as described above. In exercising its discretion, the Compensation and Human Capital Committee or the Board will consider the recommendations of management and the purposes of the Plan.

30	2026 Proxy Statement

Equity Compensation Plan Information
The following table presents certain information with respect to our equity compensation plans as of December 31, 2025, as required by Item 201(d) of Regulation S-K of the Exchange Act:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	22,020,251		$19.09		3,437,107

Equity compensation plans not approved by security holders	—		—		—

Total	22,020,251	(1)	$19.09	(2)	3,437,107	(3)

(1)Represents shares to be issued upon exercise of stock options and vesting of time-based and performance-based restricted stock units (reflects actual performance levels for PSUs with performance periods that ended or before fiscal year-end 2025 and assumes maximum performance levels for PSUs with open performance periods following fiscal year-end 2025)
under the Plan.
(2)Shares issuable upon vesting of time-based and performance-based restricted stock unit awards have been excluded from the calculation of the weighted average exercise price because they have no exercise price associated with them.
(3)Represents shares available for issuance under the Plan, including shares available for purchase under the Company’s Employee Stock Purchase Plan. Excludes the proposed increase of 23,500,000 shares that is contingent on stockholder approval of this proposal.
Additional Information Regarding Equity Awards
The aggregate number of shares subject to stock options and other equity awards under the Plan (including the ESPP
Addendum) since its inception through March 15, 2026 is set forth in the table below.

Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan

Name and Position(1)	Number of Options Granted	Weighted Average Per Share Exercise Price ($)(2)	Number of Shares Subject to Other Stock Awards(3)

Marc Winterhoff, Interim Chief Executive Officer	71,391	52.50	576,252

Taoufiq Boussaid, Chief Financial Officer	—	—	341,574

Gagan Dhingra, Senior Vice President, Finance and Accounting and Principal Accounting Officer	11,350	82.60	291,399

Peter Rawlinson, Former Chief Executive Officer, Chief Technology Officer & Director	—	—	67,277

Eric Bach, Former Senior Vice President, Product and Chief Engineer	40,865	82.60	562,697

Turqi Alnowaiser	—	—	26,530

Douglas Grimm	—	—	15,099

2026 Proxy Statement	31

Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan

Name and Position(1)	Number of Options Granted	Weighted Average Per Share Exercise Price ($)(2)	Number of Shares Subject to Other Stock Awards(3)

Lisa M. Lambert	—	—	25,126

Andrew Liveris	—	—	26,369

Nichelle Maynard-Elliott	—	—	25,885

Chabi Nouri	—	—	25,394

Ori Winitzer	—	—	25,394

Janet S. Wong	—	—	26,691

All Current Executive Officers as a Group	71,391	52.50	917,826

All Current Non-Employee Directors as a Group	—	—	196,488

Each Nominee for Election as a Director	—	—	—

Each Associate of Any of Such Directors, Executive Officers or Nominees	—	—	—

Each Other Person Who Received or Is to receive 5 percent of Such Options, Warrants or Rights	—	—	—

All Employees, Other than Current Executive Officers as a Group	434,769	78.01	40,481,556

(1)Silvio Napoli is not included in this table because he joined the Company following March 15, 2026.
(2)As of March 15, 2026, the weighted average exercise price of the total outstanding stock options granted under the Plan was $68.53 and the weighted average remaining contractual life was 4.53 years.
(3)Other stock awards are in the form of RSUs and PSUs.  Reflect actual performance levels for PSUs with performance periods end on or before fiscal year-end 2025 and assumes maximum performance levels for PSUs with open performance periods following fiscal year-end 2025.
ADDITIONAL INFORMATION REGARDING SHARE INCREASE
If stockholders approve the Amended Plan, such plan will authorize no more than 61,366,924 shares for issuance thereunder in the aggregate.
Stock Plan Share Reserve Summary Table (includes the ESPP Addendum)

		Shares

A	Total shares authorized under the stock incentive plan, prior to the proposed amendment	37,866,924

B	Shares available to be granted under the plan as of March 15, 2026	3,309,433

C	Amount of proposed share increase	23,500,000

D	Shares available for grant under the plan with the proposed share increase as of March 15, 2026	26,809,433

E	Total shares authorized under the stock incentive plan, with the proposed increase	61,366,924

32	2026 Proxy Statement

In determining the amount of the share increase, management and the Compensation and Human Capital Committee evaluated the stock incentive plan’s historic dilution rate, burn rate, and overhang and determined that the share increase is advisable. The Compensation and Human Capital Committee anticipates that the shares that will be available for new award grants under the Amended Plan, if stockholders approve this proposal, will provide us with flexibility to maintain a competitive compensation program to acquire, retain and incentivize service providers.
The proposed share increase of 23,500,000 shares represents 7.12% of our total Common Stock outstanding as of March
15, 2026. There were 330,143,771 shares outstanding as of March 15, 2026. Dilution is the total number of shares subject to equity awards granted (less cancellations) divided by the total common shares outstanding at the end of the fiscal year.
The average annual dilution over the last three fiscal years was 3.54%. Burn rate is another measure of dilution that shows how rapidly a company is depleting its shares reserved for equity compensation plans and differs from annual dilution because it does not take into account cancellations. Our annual burn rate over the last three fiscal years has averaged
4.19%. An additional metric that we use to measure the cumulative impact of the stock incentive plan is overhang (number of shares subject to equity awards granted under the Plan that are outstanding but not exercised, plus number of shares available to be granted under the Plan, divided by the numerator plus total common shares outstanding at the end of the year). For each of the last three fiscal years, our overhang has averaged 4.83%. If the Amended Plan is approved, our overhang would increase to 11.89%, based on data available as of March 15, 2026.
Stock Plan Share Reservation Summary Table

	Fiscal 2025 (%)	Fiscal 2024 (%)	Fiscal 2023 (%)	Three-Year Average (Fiscal 2023-2025)

Percentage of Equity-Based Awards Granted to Named Executive Officers	0.31%	0.18%	0.30%	0.26%

Dilution	5.63%	2.89%	2.10%	3.54%

Burn Rate	6.46%	3.60%	2.50%	4.19%

Overhang	6.70%	4.62%	3.18%	4.83%

DESCRIPTION OF THE MATERIAL FEATURES OF THE PLAN
The following is a summary of the Amended Plan and is qualified in its entirety by the full text of the Amended Plan, a copy of which is included as Annex A to this Proxy Statement. Except for the change to the Plan as noted above (e.g., the increase in shares available under the Plan), the Amended Plan contains substantially the same terms as the Plan.
Size of Share Pool; Shares Available and Limitations on Awards
As of March 15, 2026, there were 3,309,433 shares remaining for issuance under the Plan. If our stockholders approve the
Amended Plan, the number of shares available for issuance will be increased by 23,500,000 shares effective as of the date of the Annual Meeting.
More specifically, as of the date of the Annual Meeting (assuming our stockholders approve the Amended Plan), the maximum aggregate number of shares authorized for issuance as awards under the Plan on or after July 23, 2021 (the
“Effective Date”) shall not exceed 61,366,924 shares (which is the sum of the following amounts, as equitably adjusted to reflect the one-for-ten (1:10) Reverse Stock Split effected on August 29, 2025 with respect to increases approved by the
Board prior to August 29, 2025):
■23,500,000 shares approved by the Board on April 21, 2026, under the fifth restatement of the Plan;
■18,400,000 shares approved by the Board on April 22, 2025, under the fourth restatement of the Plan;
■11,900,000 shares approved by the Board on April 22, 2024 under the third restatement of the Plan;
■3,916,657 shares approved by the Board on March 2, 2023 under the second restatement of the Plan;
■1,500,000 shares approved by the Board on April 27, 2022 under the first restatement of the Plan;
■1,250,000 shares initially authorized for issuance under the Plan as of the Effective Date;

2026 Proxy Statement	33

■900,267 shares initially authorized under the Plan as of the Effective Date, which represents the number of shares equal to the number of unallocated shares of stock of Atieva, Inc. remaining available for issuance under (1) the 2021 Stock
Incentive Plan of Atieva, Inc., as amended, (2) the 2014 Share Plan of Atieva, Inc., as amended, and (3) the 2009 Share
Plan of Atieva, Inc. as amended (collectively, the “Prior Plans”); and
■any shares subject to stock awards granted under the Prior Plans outstanding as of the Effective Date that (1) expire or terminate for any reason prior to exercise or settlement; (2) are forfeited, cancelled or otherwise returned to Lucid because of the failure to meet a contingency or condition required to vest such shares; or (3) are reacquired or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award.
In addition, (i) if restricted shares or shares issued upon the exercise of options are forfeited then such shares shall again become available for awards under the Plan; (ii) if restricted stock units, options, stock appreciation rights (“SARs”) or stock purchase rights are forfeited or terminate for any reason before being exercised or settled, or an award is settled in cash without the delivery of shares to the holder, then the corresponding shares shall again become available for awards under the Plan; (iii) if restricted stock units or SARs are settled, then only the number of shares (if any) actually issued in settlement of such restricted stock units or SARs shall reduce the number of shares available under the Plan and the balance (including any shares withheld to satisfy tax withholding obligations) shall again become available for awards under the Plan; and (iv) any shares withheld to satisfy the exercise price or tax withholding obligation pursuant to any award of options or SARs shall be added back to the shares available for awards under the Plan. The number of shares authorized for grant under the Plan is subject to adjustment (as described below). Notwithstanding the foregoing, of the maximum aggregate shares issuable under the Plan, up to 61,366,924 shares (on a Reverse Stock Split-adjusted basis) may be issued in the form of incentive stock options (“ISOs”). In addition, notwithstanding the foregoing, the number of aggregate shares issuable under the Plan and the ESPP Addendum may not exceed 61,366,924.
The maximum number of shares subject to awards granted under the Plan during any calendar year to any outside director
(defined as a member of the Board who is not an employee or consultant of Lucid), plus any cash fees paid to the outside director in a calendar year for service on the Board, will not exceed $1 million in total value for the first year of service and
$750,000 in total value per year thereafter.
Administration of the Plan
The Plan is administered by the Compensation and Human Capital Committee or other committee (of two or more of our directors) appointed by the Board, or by the Board. The Compensation and Human Capital Committee generally has the authority, among other things, to interpret the Plan, adopt rules relating to the Plan, adopt, amend, or terminate the ESPP
Addendum or any sub- plan, determine participants and awards to be granted under the Plan, prescribe the terms and conditions of awards, administer the ESPP Addendum, or take any other actions necessary or advisable for the administration of the Plan.
Types of Awards
The following types of awards may be made under the Plan. All the awards described below are subject to the conditions, limitations, restrictions, exercise price, vesting, and forfeiture provisions determined by the Compensation and Human
Capital Committee, in its sole discretion, subject to such limitations as are provided in the Plan. In addition, subject to the limitations provided in the Plan and in accordance with applicable law, the Compensation and Human Capital Committee may accelerate or defer the vesting or payment of awards, cancel, or modify outstanding awards, and waive any conditions or restrictions imposed with respect to awards.
Restricted Shares
A restricted share award is an award of outstanding shares that does not vest until after a specified period of continuous service, or satisfaction of other vesting conditions as determined by the Compensation and Human Capital Committee, and
which may be forfeited if conditions to vesting are not met. At the Compensation and Human Capital Committee’s discretion, participants may be credited with dividends and other distributions that will be paid to the holder only when unvested restricted shares vest. Participants are also generally entitled to the same voting rights as our other stockholders.
Non-qualified Stock Options
An award of a non-qualified stock option grants a participant the right to purchase a certain number of shares during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of our shares on the grant date.

34	2026 Proxy Statement

The term of a non-qualified stock option may not exceed ten years from the date of grant. Subject to the section entitled “No
Repricing” below, Lucid may (i) modify, extend, or renew outstanding stock options or accept the cancellation of options in return for the grant of new options or a different award or cash or (ii) offer to buy out for a payment in cash or cash equivalents a non-qualified stock option previously granted. Options may be awarded in combination with SARs, and the award may provide that options will not be exercisable unless the related SARs are forfeited. An award of nonqualified stock options generally may not include dividend equivalents.
Incentive Stock Options
An ISO is a stock option that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended
(the “Code”), which includes an exercise price of no less than 100% of the fair market value of the shares subject to the option on the grant date, a term of no more than ten years, and that the option be granted from a plan that has been approved by stockholders of Lucid. Notwithstanding the foregoing, if granted to a participant who owns shares representing more than 10% of the voting power of all classes of shares of Lucid, its parent or one of its subsidiaries, an ISO must have a term of not more than five years and an exercise price of no less than 110% of the fair market value of the shares subject to the option on the grant date. An award of ISOs generally may not include dividend equivalents.
Unrestricted Shares
Subject to limits in the Plan, the Compensation and Human Capital Committee may issue unrestricted shares, in such amounts and subject to such terms and conditions as the Compensation and Human Capital Committee determines.
Stock Appreciation Rights
A SAR entitles the participant to receive an amount equal to the difference between the fair market value of Lucid shares on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share on the grant date (except with respect to substitute awards)), multiplied by the number of shares subject to the SAR. An award of SARs generally may not include dividend equivalents.
Restricted Stock Units
A time-based restricted stock unit ("RSU") is an award denominated in shares that may be settled either in shares or cash, or a combination of both, subject to terms and conditions determined by the Compensation and Human Capital Committee.
An award of restricted stock units may include the right to dividend equivalents, in the Compensation and Human Capital
Committee’s discretion.
Cash Awards
The Compensation and Human Capital Committee may grant cash-based awards to any participant in such number or amount, and subject to such conditions, that the Compensation and Human Capital Committee may determine.
Stock Purchase Rights under the ESPP Addendum
The purpose of the ESPP Addendum is to provide a broad-based employee benefit to attract the services of new employees, to retain the services of existing employees and to provide incentives for such individuals to exert maximum efforts toward our success by purchasing stock from the Company on favorable terms, paid for through payroll deductions.
The ESPP Addendum is intended to qualify under Section 423 of the Code. The Compensation and Human Capital
Committee may grant stock purchase rights under the ESPP Addendum to any participant who is an employee. The
Compensation and Human Capital Committee may establish sub-plans (which need not qualify under Section 423 of the
Code) to facilitate participation in the ESPP Addendum by non-U.S. employees in compliance with foreign laws. The maximum aggregate number of shares for purchase under the ESPP Addendum during any calendar year beginning on or after January 1, 2026 is 2,000,000 shares (reflecting the one-for-ten (1:10) Reverse Stock Split), or any other such annual limit as may be approved by the Compensation and Human Capital Committee.
While the ESPP Addendum is in effect, the Compensation and Human Capital Committee may grant options to purchase shares of stock during a specified offering period in compliance with the requirements of Section 423 of the Code. Unless provided otherwise by the Compensation and Human Capital Committee prior to commencement of an offering period, the maximum number of shares which may be purchased by an individual participant during such offering period is 2,500 shares
(as equitably adjusted to reflect the one-for-ten (1:10) Reverse Stock Split). Termination of employment for any reason will be treated as an automatic withdrawal from participation in the ESPP Addendum. The purchase price for each share purchased during an offering period will be the lesser of 85% of the fair market value of the share on the purchase date or
85% of the fair market value of the share on the offering date. No participant may be granted a right to purchase stock under the ESPP Addendum if such a purchase would result in the participant owning 5% or more of the combined voting power or

2026 Proxy Statement	35

value of all classes of stock of Lucid or any parent or subsidiary of Lucid. No participant shall accrue the right to purchase stock which exceeds $25,000 of fair market value of such stock per calendar year. In the event of a corporate reorganization
(defined as (i) the consummation of a merger, consolidation or any other corporate reorganization of Lucid or (ii) the sale, transfer or other disposition of all or substantially all of Lucid’s assets or the complete liquidation or dissolution of Lucid) in which the ESPP Addendum is not assumed by the surviving corporation, the offering period in progress will terminate and either (1) shares will be purchased in accordance with the terms of the ESPP Addendum or (2) all amounts in all participant accounts will be refunded without any purchase of shares.
PERFORMANCE CRITERIA
Awards granted under the Plan may be subject to specified performance criteria. The Compensation and Human Capital
Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals.
DEFERRALS
Subject to compliance with Section 409A of the Code, the Compensation and Human Capital Committee in its sole discretion may permit or require participants to defer certain amounts or shares paid or issued in respect of awards.
ADJUSTMENTS
In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in shares, a declaration of a dividend payable in a form other than shares in an amount that has a material effect on the price of shares, a combination or consolidation of the outstanding Common Stock into a lesser number of shares, a recapitalization, a spin-off, or a similar occurrence, the Compensation and Human Capital Committee may make appropriate and equitable adjustments in: (i) the class(es) and number of securities available for future awards; (ii) the class(es) and number of securities covered by each outstanding award; (iii) the exercise price under each outstanding option and SAR; and (iv) options to purchase shares granted pursuant to the ESPP Addendum.
On August 29, 2025, the Company effected the Reverse Stock Split of its Common Stock. Consequently, all outstanding options, RSUs and performance-based RSUs (“PSUs”) granted under the Plan (such outstanding equity awards, collectively, the “Outstanding Equity Awards”) entitling the holders thereof to acquire, through purchase, exercise, vesting and settlement, exchange or otherwise, shares of Common Stock, were adjusted by the Compensation and Human Capital
Committee based on the one-for-ten exchange ratio. The Compensation and Human Capital Committee, pursuant to its role as the administrator of the Plan, is authorized to determine certain equitable or proportional adjustments to the Outstanding
Equity Awards and the Plan in the event of a reverse stock split. Accordingly, upon the effect of the Reverse Stock Split, the number of shares available for issuance under the Plan (to the extent awards are permitted to be granted thereunder), the number of shares subject to the Outstanding Equity Awards, and the exercise price and/or purchase price relating to such awards, as applicable, were equitably or proportionately adjusted by the Compensation and Human Capital Committee to reflect the Reverse Stock Split.
CHANGE IN CONTROL
In the event of a Change in Control (defined as (i) a change in the composition of the Board in which fewer than one half of the incumbent directors are the original directors or were elected with at least a majority of the original directors; (ii) any person who, by acquisition or aggregation of securities, is or becomes the beneficial owner of securities of Lucid representing 50% or more of the voting power of Lucid’s outstanding securities; (iii) the consummation of a merger or consolidation where 50% or more of the voting power is owned by persons who were not stockholders of Lucid prior to the merger or consolidation; or (iv) the sale, transfer, or other disposition of all or substantially all of Lucid’s assets), if the surviving corporation does not continue, assume or settle (subject to vesting) outstanding awards (other than stock purchase rights under the ESPP Addendum), or substitute similar stock awards for outstanding awards (other than stock purchase rights under the ESPP Addendum), then the Compensation and Human Capital Committee may accelerate the vesting or deem any performance-based vesting to be satisfied at the target level or based on actual performance (or the greater thereof). The Compensation and Human Capital Committee may also determine at the time of granting of an award or thereafter that an award will vest and/or become exercisable in connection with a Change in Control. The Compensation and
Human Capital Committee may treat awards differently.
NO REPRICING
Except in connection with corporate transactions, the Compensation and Human Capital Committee may not, without stockholder approval, effect any repricing or buyout of any “underwater” stock option, SAR, or similar award.

36	2026 Proxy Statement

CLAWBACK
The Compensation and Human Capital Committee has the authority, to the extent permitted by applicable law, to specify in an award agreement, exercise notice or share purchase agreement that a participant’s rights, payments and benefits with respect to an award under the Amended Plan shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, including but not be limited to, in each case to the extent permitted by applicable law, termination of service for “cause” (as defined in the Amended Plan) or any act by a participant, whether before or after termination of service, that would constitute cause for termination of service, a participant’s noncompliance with applicable restrictive covenants and conditions, and any other events set forth in a clawback, recoupment or similar policy adopted or amended by the Company from time to time, including, without limitation, the Company’s Compensation Recoupment Policy.
Notwithstanding the foregoing, stock purchase rights under the ESPP are subject to the terms of the ESPP Addendum. Our current Compensation Recoupment Policy is discussed in more detail under the heading “Compensation Discussion and
Analysis — Compensation Recoupment Policy” in this proxy statement.
ASSIGNABILITY
Unless an award agreement provides otherwise, no award granted under the Plan may be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner other than by will or the laws of descent and distribution.
AMENDMENT AND TERMINATION
The Board may amend, suspend, or terminate the Plan or the ESPP Addendum at any time, provided that amendments to any outstanding award agreements are subject to applicable legal restrictions and the consent of the participant if the participant’s right or obligations would be materially impaired.
NEW PLAN BENEFITS
The benefits that will be awarded or paid under the Amended Plan cannot currently be determined, except with respect to certain awards for current non-employee directors.
Each non-employee director elected to the Board at the 2026 Annual Meeting is anticipated to be granted an RSU award on the date of the 2026 Annual Meeting with a target grant date value of  $270,000, as discussed later under the section titled
“Director Compensation.” In addition, each current non-employee director who served on a certain special committee is eligible to receive a grant of fully vested restricted stock units on the date of the 2026 Annual Meeting with a target grant date value equal to $2,000 times the number of special committee meetings the non-employee director attended since the previous annual meeting, subject to a $20,000 cap. Such grants are not subject to stockholder approval of the Amended
Plan and are referred to herein collectively as the “Upcoming Director Grants”).
Awards granted under the Amended Plan are within the Compensation and Human Capital Committee’s discretion, and the
Compensation and Human Capital Committee has not determined other future awards or who might receive them. The
Amended Plan does not have set benefits or amounts, and no grants or awards have been made by the Compensation and
Human Capital Committee or the Board that are conditioned upon stockholder approval of the Amended Plan.
The following New Plan Benefits table for the Amended Plan sets forth information pertaining to the Upcoming Director
Grants currently contemplated to be made under the Amended Plan:

	Stock Awards

Name and Position	Dollar Value ($)	Number of Units

All Current Non-Employee Directors as a Group(1)	2,160,000	N/A

(1)Represents the Upcoming Director Grants. Further information regarding non-employee director compensation is described under the heading “Director Compensation.” The total number of shares of our Common Stock subject to each RSU award granted to our Non-Employee Directors is determined by dividing the total dollar value of the award by the volume-
weighted average price of the Company’s Common Stock during the 30 consecutive trading day period ending on the grant date. Such average is determined based upon the closing price for each such trading day and the number of shares traded on such day.
U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is a general summary under current law of certain United States federal income tax consequences to the
Company and participants who are citizens or individual residents of the United States relating to awards granted under the

2026 Proxy Statement	37

Plan. This summary deals with the general tax principles that apply to such awards and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed. This summary is not tax advice, and it does not discuss all aspects of federal taxation that may be relevant to the Company and participants. Accordingly, the Company urges each participant to consult their own tax advisor as to the specific tax consequences of participation in the Plan under federal, state, local and other applicable laws.
Non-Qualified Stock Options
A non-qualified stock option is an option that does not meet the requirements of Section 422 of the Code. A participant generally will not recognize taxable income when granted a non-qualified stock option. When the participant exercises the stock option, the participant generally will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares. The participant’s tax basis in the shares acquired on exercise of the option will be increased by the amount of such taxable income. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes, subject to any limits imposed under Section 162(m) of the Code. When the participant sells the shares acquired on exercise, the participant generally will realize long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them. Special rules apply if all or a portion of the exercise price is paid in the form of shares.
Incentive Stock Options
An incentive stock option is an option that meets the requirements of Section 422 of the Code. A participant generally will not have taxable income when granted an incentive stock option or when exercising the option. If the participant exercises the option and does not dispose of the shares until the later of two years after the grant date and one year after the exercise date, the entire gain, if any, realized when the participant sells the shares generally will be taxable as long-term capital gain.
We generally will not be entitled to any corresponding tax deduction. If a participant disposes of the shares received upon exercise of an incentive stock option within the one-year or two-year periods described above, it will be considered a
“disqualifying disposition,” and the option will be treated as a non-qualified stock option for federal income tax purposes. If a participant exercises an incentive stock option more than three months after the participant’s employment or service with us terminates, the option will be treated as a non-qualified stock option for federal income tax purposes. If the participant is disabled and terminates employment or service because of their disability, the three-month period is extended to one year.
The three-month period does not apply in the case of the participant’s death. Similar tax consequences will apply to stock purchase rights under the ESPP Addendum.
SARs
A participant generally does not recognize income at the time a SAR is granted. At the time cash or stock representing the amount of the appreciation is transferred to the participant pursuant to exercise of the SAR, the participant will generally be required to recognize as income an amount equal to the amount of cash or fair market value of the shares paid or transferred to the participant. Such amount will be taxable as ordinary income and we generally will be entitled to a corresponding tax deduction, subject to any limits imposed under Section 162(m) of the Code.
Restricted Stock
A participant generally will not recognize any income upon the receipt of unvested shares or restricted stock unless the participant elects under Section 83(b) of the Code, within 30 days after receipt of the shares, to recognize ordinary income in an amount equal to the fair market value of the shares at the time of receipt, less any amount paid for the shares, and the
Company generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section
162(m) of the Code. A participant who makes the election will not be allowed a deduction for the value of any shares subsequently forfeited. A participant who does not make a timely election under Section 83(b) will generally recognize ordinary income when the shares are no longer subject to a substantial risk of forfeiture (typically, the vesting date for the award), in an amount equal to the fair market value of the shares at that time, less any amount paid for the shares. Transfer or resale restrictions that do not constitute a substantial risk of forfeiture do not defer taxation. We will withhold any Federal
Insurance Contribution Act (“FICA”) taxes due in respect of the shares in the year the restrictions applicable to the shares lapse, based on the fair market value of the shares on the vesting date, unless the participant makes an election under
Section 83(b) of the Code, in which case we will withhold any FICA taxes due in respect of the shares in the year of grant based on the fair market value of the shares on the grant date. Generally, upon a sale or other disposition of restricted stock with respect to which a participant has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions previously lapsed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the basis in such shares. Such gain or loss will be long-
term capital gain or loss if the participant holds such shares for more than one year.

38	2026 Proxy Statement

Restricted Stock Units
A participant generally does not recognize income at the time a restricted stock unit award is granted. At the time of settlement of the award, the participant will generally recognize ordinary income equal to the fair market value of the restricted stock units at the time of settlement of the award, and the Company generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. We will withhold any FICA taxes due in respect of the restricted stock units in the year they vest based on the fair market value of the shares and/or cash underlying the award on the vesting date. Any gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is generally treated as a capital gain or loss (short-term or long-term depending on the applicable holding period).
Performance Awards
Generally, in the case of performance-based awards, the participant will recognize ordinary income on the amount of cash and the fair market value of Common Stock received on the date of payment or settlement of the award (provided that the award is exempt from or complies with Section 409A of the Code). We generally will be entitled to a deduction for such amount at the time it is includable in the income of the participant, subject to any limits imposed under Section 162(m) of the
Code.
Cash Awards
Upon the payment of a cash award, the amount of cash received will be ordinary income to the participant. We will be entitled to a deduction for such amount at the time it is includable in the income of the participant, subject to any limits imposed under Section 162(m) of the Code.
REGISTRATION WITH THE SEC
If our stockholders approve the Amended Plan, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the Plan as a result of the Amended Plan.
VOTE REQUIRED
To be approved, a majority of the total votes cast on Proposal No. 4 must be voted “For” the approval of the amendment and restatement of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan. Only votes “For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE LUCID GROUP, INC. AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN (PROPOSAL NO. 4)

2026 Proxy Statement	39

Executive Officers
The following table sets forth certain information concerning our executive officers. Each individual serving as an executive officer (as defined under Rule 3b‑7 of the Exchange Act) as of the date of this Proxy Statement is included.

Name	Age	Position

Marc Winterhoff	57	Interim Chief Executive Officer

Taoufiq Boussaid	55	Chief Financial Officer

Biographies for our executive officers are below:

Marc Winterhoff INTERIM CHIEF EXECUTIVE OFFICER Age: 57
Marc Winterhoff has served as our Interim Chief Executive Officer and Principal
Executive Officer since February 2025. Mr. Winterhoff previously served as our Chief
Operating Officer from December 2023 to February 2025. Prior to joining us, Mr.
Winterhoff was a partner at Roland Berger, the European management consultancy, where he focused on operational leadership for large automotive manufacturers;
managing manufacturing and cost efficiency; introduction of sales, service, and new mobility concepts; and long-term strategies for renowned automotive brands from
October 2011 to November 2023. Mr. Winterhoff holds an M.A. in electrical and electronics engineering and management from the Technische Universität Darmstadt.

Taoufiq Boussaid CHIEF FINANCIAL OFFICER Age: 55
Taoufiq Boussaid has served as our Chief Financial Officer since February 2025.
Before joining us, Mr. Boussaid was an advisor for N.V.Bekaert S.A., a Belgium-listed industrial steel and coatings technology group, from October 2024 to December 2024 and was the group’s Chief Financial Officer from July 2019 through October 2024. From
2007 to 2019, Mr. Boussaid was employed at Bombardier Transportation, a rolling stock and rail transport manufacturing company, where he served multiple leadership roles within its finance organization in different geographies with his most recent position as
Vice President Finance for Western Europe, Asia Pacific, Middle East and Africa. From
2004 to 2007, he held several finance roles with United Technologies Corporation, a multinational conglomerate, including as Corporate Controller EMEA and Chief Financial
Officer for their Carrier Heating Systems business in Europe. Mr. Boussaid started his career in international finance as an audit manager with Ernst & Young Global Limited in
France and The Coca-Cola Company in the United States.

40	2026 Proxy Statement

Message to Stockholders From the Compensation and
Human Capital Committee of the Board of Directors
The Compensation and Human Capital Committee (the “Committee”) has reviewed and approved the executive compensation actions described in this report.
A strong focus of the Company and the Committee is to drive a performance-based culture, deliver on the plans and commitments to our stockholders and hold our executives accountable accordingly. We have therefore been focused on the design, administration, and implementation of our pay-for-performance compensation philosophy and ensuring our compensation programs are aligned with our Company’s strategic imperatives and with our stockholders’ interests.
We designed our executive compensation program to ensure alignment with our annual growth objectives as well as our long-term business plan. At the time we set the 2025 performance metrics, we believed that achieving them would require a high level of effort and skilled execution from our executives to achieve strong sales and operational success. This approach reinforces our performance-based culture by holding our executives accountable for delivering quantifiable results against measurable performance metrics and individual goals.
In 2025, we continued to emphasize performance-based equity awards as a crucial element of our long-term incentive plan for executives, including our named executive officers. Additionally, our performance-based equity awards were designed to emphasize multi-year performance, which, combined with our annual cash incentive program, balances long-term and short-
term objectives. The successful execution of key corporate performance metrics allows our named executive officers to be appropriately rewarded, ensuring alignment between pay and performance.
As summarized below and detailed in the “Business Highlights and Key Accomplishments for 2025” section, we achieved several important milestones in 2025, spearheaded by the unique talent and sustained effort of our executive team:
■Extended our technology and category leadership into the SUV segment as we ramped production of the Lucid Gravity, marking a major step in broadening our product portfolio and positioning the Company to address a larger premium SUV market.
■Achieved four consecutive quarters of record deliveries, with strong year-over-year growth of 55% in fiscal year 2025, reflecting increasing demand, improved execution, and continued momentum as we scale the business.
■The Lucid Air was the best-selling EV in the U.S. in its segment in 2025, and finished third overall in the large luxury car segment when including traditional internal combustion engine vehicles from some of the most storied and well-
established automotive brands in the world.
■Delivered strong and accelerating revenue growth in fiscal year 2025, with revenue increasing approximately 68% year-
over-year to $1.35 billion, significantly outpacing prior-year growth and reflecting higher vehicle deliveries, improved production consistency, and the initial ramp of Lucid Gravity.
■Strengthened our financial foundation, improving gross margins and working capital efficiency while maintaining a robust balance sheet with approximately $4.6 billion in total liquidity at year-end 2025, supporting our path to scale and profitability.
■Lucid Gravity and Lucid Air were both named to Car and Driver 10Best of 2026, for SUVs and cars, respectively, and were the only electric vehicles to be named in each category. Secured our largest technology partnership to date as we entered into an agreement with Uber and Nuro to develop a global robotaxi service based on the Lucid Gravity platform, providing our company a key foothold in the rapidly growing robotaxi market.
■Defined and executed our broader autonomous mobility initiatives leveraging the support of industry-leading partners, reflecting our ability to bring new services to customers and also extend our software-defined platform into new, capital-
efficient revenue opportunities.
■Nearly doubled annual production year-over-year (98%) despite unprecedented industry headwinds including tariffs, magnet and chip shortages, and fires at one of our major suppliers, underscoring our resilience, agility, and growing manufacturing strength. Advanced our global manufacturing strategy, progressing expansion at AMP-2 in Saudi Arabia to enable completely built-up unit production, which will add 150,000 units of annual capacity, further supporting our long-
term scale, geographic diversification, and capital efficiency.

2026 Proxy Statement	41

We have a robust and exciting series of additional milestones expected from this leadership team in 2026 and we will continue to endeavor to make the best decisions possible for both the present and future of the Company.
We are also very aware that we are in an enterprise-building phase of our growth story. And we firmly believe that the people at Lucid are a big reason to be optimistic about our future. Therefore, we strive to attract and retain industry leading talent to the Company.
We thank you for being on this journey with us and we are committed to ensuring this journey is a rewarding one for all of our stakeholders.
Andrew Liveris, Chair
Nichelle Maynard-Elliott
Ori Winitzer

42	2026 Proxy Statement

Compensation Discussion and Analysis
OVERVIEW
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program in 2025 for our named executive officers (“NEOs”), including our compensation philosophy and process, the objectives and elements of the program, and the material factors considered in making compensation decisions.
Our NEOs for 2025 included: (i) Marc Winterhoff, our Interim Chief Executive Officer (“CEO”) appointed on February 21,
2025, who previously served as our Chief Operating Officer; (ii) Taoufiq Boussaid, our Chief Financial Officer appointed on
February 25, 2025; (iii) Gagan Dhingra, who served as our Interim Chief Financial Officer and was promoted from Vice
President of Accounting to Senior Vice President, Finance and Accounting on February 25, 2025; (iv) Peter Rawlinson, our
former CEO and Chief Technology Officer who was appointed Strategic Technical Advisor to the Chairman of the Board on
February 21, 2025; and (v) Eric Bach, our former Senior Vice President, Product and Chief Engineer, who left the Company on November 5, 2025. Each individual who was serving as an executive officer (as defined under Rule 3b-7 of the Exchange
Act) of the Company as of December 31, 2025 is included as a NEO.
Following the end of fiscal year 2025, the Company announced that Silvio Napoli will be appointed to serve as our CEO.
Following Mr. Napoli’s appointment, Mr. Winterhoff will transition to his previous role as our Chief Operating Officer. Because
Mr. Napoli was not employed by us at any time during fiscal year 2025, he is not a NEO for the fiscal year ended December
31, 2025, and he has no historical compensation to disclose for that period.
BUSINESS HIGHLIGHTS AND KEY ACCOMPLISHMENTS FOR 2025
During fiscal year 2025, we significantly advanced our strategic initiatives and continued to set new standards and achieve recognition for our luxury electric vehicles.

Awards
■Lucid Gravity was named to Car and Driver’s esteemed annual ranking, 10Best
Trucks & SUVs for 2026, in its first year of eligibility. Lucid Gravity Grand Touring impressed with its range, fast charging, quick acceleration, and agile handling. Editors also called out the attention to detail throughout, from the spaciousness of each row of seats to the large frunk.
■Additionally, Lucid Gravity was awarded Esquire’s 2026 Car of the Year, as well as
Good Housekeeping Family Car Awards 2026 for Best Luxury EV.
■The Lucid Air was also selected to Car and Driver’s 2026 10Best Cars for the third consecutive year. The Lucid Air Pure trim was included and recognized for its exceptional combination of range, driver-oriented performance, and innovative design.
■U.S. News and World Report named Lucid as the Best Luxury EV Brand, citing the overall excellence of Lucid Air and Lucid Gravity, as well as their industry-leading efficiency and range.
■The prestigious German Car of the Year Awards named Lucid Air Sapphire as the
2026 German Performance Car of the Year for its groundbreaking performance.

Nearly Doubled Production and Achieved Four Consecutive Quarters of Record Deliveries and Revenue
■We nearly doubled production year over year and in-line with 2025 annual production guidance of approximately 18,000 vehicles despite supply chain and tariff headwinds.
■In the four consecutive quarters of 2025, we delivered 3,109, 3,309, 4,078, and 5,345 vehicles, respectively, achieving an impressive 55% year-over-year growth.
■We delivered strong and accelerating revenue growth in fiscal year 2025, with revenue increasing approximately 68% year-over-year to $1.35 billion, significantly outpacing prior-year growth and reflecting higher vehicle deliveries, improved production consistency, and the initial ramp of Lucid Gravity.

2026 Proxy Statement	43

Ramped Production and Deliveries of the Lucid Gravity
■We extended our technology leadership into the SUV segment with Lucid Gravity, delivering exceptional range, interior space, and performance in a highly efficient platform—demonstrating our ability to scale our core technology across multiple vehicle categories.
■We successfully ramped production and initial deliveries of the Lucid Gravity, with early customer deliveries marking a key milestone as we scale our second vehicle platform and expand into the premium SUV segment.

Advanced Autonomy Strategy and Capabilities
■Advanced our autonomous mobility strategy through a differentiated partnership approach, delivering engineering vehicles to support integration of the Nuro Driver for
Uber robotaxi applications and securing an initial order for 20,000 vehicles from Uber.
By leveraging best-in-class partners, we are accelerating time to market while minimizing capital intensity, expanding our total addressable market beyond traditional vehicle sales and extending the Lucid platform into new, scalable, and capital-efficient revenue opportunities.
■Progressed our consumer driver assistance and autonomy capabilities, delivering a major over-the-air update to our DreamDrive Pro system in fiscal year 2025 that introduced Hands-Free Drive Assist and Hands-Free Lane Change Assist, improving usability and functionality on compatible highways. Built on our comprehensive 32-
sensor hardware suite and in-house software stack, these enhancements reflect continued progress toward higher levels of autonomy and reinforce our long-term roadmap for expanding software-enabled features and value creation.

Scaled and Optimized Manufacturing Operations
■We continued to scale and optimize manufacturing operations at AMP-1, where both the Lucid Air and Lucid Gravity are assembled, building on the 2024 expansion to approximately 90,000 units of annual capacity. In fiscal year 2025, we increased production volumes while implementing manufacturing process improvements, enhancing throughput and efficiency, and benefiting from easing industry-wide supply chain constraints—supporting more consistent output and improved cost absorption.
■We advanced development and operational readiness of AMP-2 in Saudi Arabia, where construction has progressed significantly with major structural milestones, including facility walls now in place, and engagement with key partners such as
Rockwell Automation to support advanced manufacturing systems. We continued
expansion to enable completely built-up unit production and an additional 150,000 units of annual capacity, while achieving ISO 14001 and ISO 45001 certification, positioning AMP-2 to support scalable, efficient global production as volumes grow.

Expanded Access to Industry-Leading Charging
■We expanded charging access and convenience across our lineup, with Lucid
Gravity equipped with a native NACS charge port enabling direct access to Tesla’s
Supercharger network, and Lucid Air gaining access via adapter—significantly increasing the availability and ease of fast charging for our customers.
■We maintained leadership in charging performance and safety, with Lucid vehicles continuing to deliver industry-leading fast-charging capabilities and efficiency, while the Lucid Air earned a 5-star overall safety rating from the NHTSA, achieving top scores across frontal crash, side crash, and rollover categories.

Enhanced Software Capabilities
■We continued to advance our software-defined vehicle platform, with both Lucid Air and Lucid Gravity designed to improve over time through over-the-air updates. In fiscal year 2025, we delivered a series of software enhancements focused on improving system stability, user interface responsiveness, and overall customer experience, reflecting our continued progress in addressing earlier issues and strengthening our in-house software capabilities. Our vertically integrated approach to hardware and software enables ongoing feature updates and performance improvements, reinforcing differentiation and long-term value creation.

2025 PAY ACTIONS RELATED TO TARGET COMPENSATION
We believe our executive compensation program provides effective incentives for our NEOs to lead us to achieve significant growth, thereby producing long-term value for our stockholders. In light of our key accomplishments through 2025, our

44	2026 Proxy Statement

Compensation and Human Capital Committee approved the following pay actions for our NEOs, each of which is more fully described below in this CD&A:

Pay Element	Pay Action

Base Salary
■In 2025, the Compensation and Human Capital Committee increased the base salaries by approximately 7% for Mr. Winterhoff, 19% for Mr. Dhingra, and 3% for Mr. Bach. These increases were primarily based on executive performance, competitive peer group data, and internal pay equity.
The increase for Mr. Dhingra was also based on his promotion from Vice President of Accounting to
Senior Vice President, Finance and Accounting. Due to Mr. Rawlinson’s transition to Strategic
Technical Advisor to the Chairman of the Board, he began receiving a monthly payment of $120,000 for services rendered during the 24-month consulting term starting in February 2025. Mr. Winterhoff also receives a monthly stipend of $20,000 for any month or partial month he serves as interim CEO.

Annual Cash Incentive
■The Compensation and Human Capital Committee and the Board approved our annual cash incentive program for 2025, under which the target incentives were 90% of base salary and interim
CEO stipend for Mr. Winterhoff, 90% of base salary for Mr. Boussaid, 75% for Mr. Bach, and 75% for
Mr. Dhingra. Mr. Rawlinson, who departed in February 2025, was not eligible for an annual bonus opportunity for 2025. The annual cash incentive program metrics were deliveries, gross margin, and free cash flow for fiscal year 2025, and production validation release of the Lucid Mid-size by
September 30, 2025, with individual performance modifiers.

Long-Term Equity Incentives and 2025 Equity Award Mix
■In an ongoing effort to achieve strong support for our executive compensation program and to further align executive incentives with stockholder interests, the Compensation and Human Capital
Committee considered and evaluated modifications to the long-term equity incentive component effective for 2025. Based on feedback received from stockholder engagement and consistent with our pay-for-performance compensation philosophy, we maintained performance-based equity awards as a significant component of the equity awards program for our executive leaders (including our NEOs).
■For 2025, we continued to utilize PSUs as a core component of annual equity delivery, aligned with our financial, operational, and strategic goals. We measure performance versus pre-established goals over a two-year period. The key corporate performance metrics were deliveries, gross margin, and free cash flow for the 2025 performance period and are deliveries and free cash flow for the 2026 performance period. Additionally, we continued to abstain from applying an individual performance modifier to underscore our commitment to collective effort and teamwork.
■For 2025, the equity award mix for our NEOs was as follows: (1) for Messrs. Boussaid, Dhingra, and
Bach, 60% PSUs and 40% RSUs; (2) for Mr. Winterhoff, 33.33% in PSUs and 66.67% in RSUs. Mr.
Rawlinson, who departed in February 2025, was not eligible for an equity award in 2025, aside from the Supplemental Rawlinson RSU Award (as defined under the heading "Mr. Rawlinson Transition
Agreement").

2026 Proxy Statement	45

COMPENSATION GOVERNANCE BEST PRACTICES
We maintain strong corporate governance standards with respect to our executive and director compensation programs and are mindful of the perspectives of our stockholders. Our executive compensation program is guided by the following corporate governance best practices designed to protect the interests of our stockholders:

What We Do	What We Don’t Do

Annual Compensation Review. The Compensation and
Human Capital Committee conducts a review at least annually
of our executive compensation philosophy and strategy,
including a market assessment of executive pay practices at
peer companies.

No Option/SAR Repricing or Buy Outs. Our Amended and
Restated 2021 Stock Incentive Plan prohibits, without
stockholder approval, repricing of stock options and stock
appreciation rights, and buyouts of underwater stock options and stock appreciation rights.

Annual Compensation-Related Risk Assessment. We have
strong risk and control policies, consider risk management
when making executive compensation decisions, and conduct
an annual risk assessment of our compensation programs to
promote prudent risk management.
No Dividends on Unvested Awards. We do not pay dividends on unvested equity awards.

Balanced Short-Term and Long-Term Compensation. We balance short- and long-term incentives to discourage short- term risk-taking at the expense of long-term results.	No “Single-Trigger” Change in Control Arrangements. We do not provide for “single-trigger” acceleration of equity or other compensation or benefits solely upon a change in control.

Independent Compensation and Human Capital Committee Advisor. The Compensation and Human Capital Committee engages an independent compensation consultant.	No Excise Tax “Gross-Ups.” We do not provide any excise tax “gross-ups” on severance or other payments in connection with a change in control.

Independent Compensation and Human Capital Committee.
The Compensation and Human Capital Committee consists
only of independent directors under Nasdaq rules, even though, as a controlled company, we are not required to have an
independent compensation committee under Nasdaq rules.
No Hedging or Pledging Permitted. We prohibit directors and employees (including our NEOs) from hedging or pledging Lucid securities.

COMPENSATION PHILOSOPHY AND OBJECTIVES
Our executive compensation program is designed to attract, retain, and motivate top-level talent who possess the skills and leadership necessary to grow our business and enable long-term value creation by (i) providing compensation packages that are competitive with market practice and drive and reward the achievement of our business objectives; (ii) closely aligning the interests of our NEOs with those of our stockholders by providing a significant portion of our NEOs’ compensation in equity and, with the emphasis of performance-based equity awards, linking a significant portion of equity compensation to performance-based results; and (iii) appropriately aligning compensation with both short-term and long-term Company performance measures and strategic objectives. Being a technology and automotive company that is setting new standards with the world’s most advanced electric vehicles, we seek to hire and retain experienced talent from the competitive technology sector who have the ability to lead across multiple disciplines and through our highly regulated industries.
To ensure that management’s interests are aligned with those of our stockholders and to motivate and reward individual initiative and effort, our executive compensation program emphasizes a pay-for-performance compensation philosophy so that attainment of Company and individual performance goals are rewarded.
Our executive compensation program design reflects our pay-for-performance philosophy and includes a mix of three key compensation elements — base salary, annual cash incentive awards, and long-term equity incentive awards.
The Compensation and Human Capital Committee annually reviews and analyzes market trends, including compensation market data from an approved peer group of companies, and adjusts the design and operation of our executive compensation program from time to time as it deems appropriate. As we continue to grow as a public company, the
Compensation and Human Capital Committee continues to evaluate the extent to which the equity compensation of our
NEOs should be linked to performance-based results and to further strengthen this alignment by approving performance-
based equity awards.
RECRUITMENT PHILOSOPHY AND OBJECTIVES
Lucid’s mission is to advance the state-of-the-art of EV technology for the benefit of all. At Lucid, we strongly believe in the power of our talented employees and partners to create, build, and support the most advanced EVs available in the global

46	2026 Proxy Statement

market. We seek to attract and retain employees whose respective professional backgrounds and individual skill sets can help craft an unparalleled suite of state-of-the-art, technologically advanced, California-inspired vehicles for consumers worldwide.
We recognize the critical importance of attracting, recruiting, developing, and retaining top talent at all levels of the organization through a comprehensive global human capital management strategy. The Compensation and Human Capital
Committee oversees this strategy and receives regular updates from management, led by our Senior Vice President of
People, on our global talent initiatives. Since 2025, we have successfully continued to strengthen our next-generation executive leadership team by hiring and promoting seasoned executives across key roles, including Mr. Taoufiq Boussaid, who joined as our Chief Financial Officer in the first quarter of 2025, Mr. Akerho Oghoghomeh, who joined as our Senior Vice
President, Marketing in the second quarter of 2025, Mr. Emad Dlala, who was promoted to Senior Vice President,
Engineering and Digital in the fourth quarter of 2025, Ms. Marnie Levergood, who joined as our Senior Vice President,
Quality in the fourth quarter of 2025, Mr. Erwin Raphael, who was promoted to Senior Vice President of Revenue in the fourth quarter of 2025, and Mr. Neil Marsons, who joined as our Senior Vice President, Supply Chain and Logistics in the
fourth quarter of 2025.
EXECUTIVE COMPENSATION PROCESS
Roles of the Compensation and Human Capital Committee and Management
Our executive compensation program is overseen and administered by the Compensation and Human Capital Committee,
which is comprised entirely of independent directors under Nasdaq rules (even though, as a controlled company, we are not required to have an independent compensation committee under Nasdaq rules). The Compensation and Human Capital
Committee establishes our overall compensation philosophy and objectives and is responsible for establishing, overseeing, and evaluating our executive compensation program. The Compensation and Human Capital Committee reviews and assesses whether our executive compensation program aligns with our compensation philosophy and objectives and generally approves the cash compensation of our NEOs (other than the CEO), and recommends to the Board for approval, the cash compensation for our CEO and equity grants to our NEOs (including the CEO).
The Compensation and Human Capital Committee also consults with and reviews feedback from members of our management team, including our CEO and Human Resources senior leadership, when making compensation decisions
(other than related to their own compensation). Our CEO works closely with the Compensation and Human Capital
Committee and provides the Compensation and Human Capital Committee with performance assessments and compensation recommendations for each NEO (other than himself), based on each NEO’s level of performance and overall
Company performance. While the Compensation and Human Capital Committee considers our CEO’s recommendations, the Compensation and Human Capital Committee ultimately uses its own business judgment and experience in making compensation decisions and recommendations.
Role of Compensation Consultant
The Compensation and Human Capital Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation advisor and has sole authority to approve all such advisors’ fees and other retention terms.
The Compensation and Human Capital Committee has retained Pay Governance LLC ("Pay Governance") as its independent compensation consultant since November 2021 to provide the committee with advice and guidance on the design of our executive compensation program. The Nominating and Corporate Governance Committee also has retained
Pay Governance as an independent consultant to assist with evaluating non-employee director compensation. Pay
Governance provides the committees with market data and analysis on competitive compensation levels, practices and trends and provides recommendations when requested. Pay Governance has not provided any other services to us and has not received any compensation from us other than with respect to such services to the Compensation and Human Capital
Committee and the Nominating and Corporate Governance Committee.
Each year, the Compensation and Human Capital Committee reviews the independence of the compensation consultant and other advisors who provide advice to the committee, utilizing the independence criteria and factors specified under Nasdaq rules.
The Compensation and Human Capital Committee has determined that Pay Governance is independent within the meaning of the Nasdaq rules, and Pay Governance’s work for the committee has not raised any conflicts of interest.

2026 Proxy Statement	47

Executive Compensation Peer Group
In September 2024, based on input from management and Pay Governance, the Compensation and Human Capital
Committee approved an executive compensation peer group to define external benchmarks to help inform compensation decision-making for 2025. While external benchmarks are not the only factor used in the committee’s decision process, it believes external benchmarks to be a valuable tool in understanding the competitive market as it develops compensation policies and practices intended to attract, motivate, and retain top-level talent.
In developing the peer group, consideration was given to financial scoping measures as well as our unique combination of key attributes—high price-to-sales ratio, large-scale manufacturing, and a technology-heavy workforce. Our 2025 compensation peer group included the following companies based on the aforementioned criteria:

■Aptiv PLC	■Ford Motor Company	■Lyft, Inc.	■Rivian Automotive, Inc.

■Aurora Innovation, Inc.	■General Motors Company	■Magna International Inc.	■Snowflake Inc.

■Carvana Co.	■Harley-Davidson, Inc.	■Mobileye Global Inc.	■Tesla, Inc.

■Cloudflare, Inc.	■Joby Aviation, Inc.	■QuantumScape Corporation	■Zscaler, Inc.

The Compensation and Human Capital Committee reviews the compensation peer group annually to ensure continued
appropriateness. The peer group companies are intended to be a reasonable frame of reference for compensation benchmarking, aligned with the Company’s business attributes, and size appropriate, taking into account changes in both our business and the businesses of the companies in the peer group. For 2025, in consultation with Pay Governance, the committee approved the removal of Airbnb, CrowdStrike, and Uber due to their market capitalizations and/or revenues relative to Lucid, and the inclusion of Aurora Innovation, Carvana, and QuantumScape due to their strong automotive and/or electric vehicle industry linkage.
ANALYSIS OF 2025 COMPENSATION
Compensation Elements
The 2025 executive compensation program consisted of the following elements: base salary, annual cash incentive awards, and long-term equity incentive awards. Each element, which is further discussed below, is intended to reward and motivate executives in different ways consistent with our overall compensation philosophy.
Compensation-Setting Process and Competitive Positioning
In the first quarter of 2025, the Compensation and Human Capital Committee reviewed the base salaries, target annual cash incentive opportunities, and annual long-term equity incentive values for our NEOs at that time, as compared to similarly situated executives in the peer group. Pay Governance provided data at the 25th, 50th, and 75th percentiles for such compensation, which the committee used as a reference. The Compensation and Human Capital Committee considers such data relevant to, but not determinative of, its consideration of overall executive compensation matters. The Compensation and Human Capital Committee did not benchmark any compensation element to a specific percentile, and the committee instead established our NEOs’ compensation at levels it deemed appropriate after considering such data in conjunction with other factors, including our overall financial and operating performance and each NEO’s experience, performance, contributions and responsibilities, internal pay equity, our short-term and long-term objectives, retention considerations, prevailing market conditions, and feedback from stockholder engagement.
BASE SALARY
Base salaries provide a fixed source of compensation to our NEOs. We believe that a competitive base salary is a necessary element of our executive compensation program and is critical in attracting and retaining executive talent, including our NEOs. Base salaries for our NEOs are also intended to be competitive with those received by other individuals in similar positions at the companies with which we compete for talent, as well as equitable internally across our executive team.

48	2026 Proxy Statement

The Compensation and Human Capital Committee annually reviews the base salaries of our NEOs and makes adjustments as it deems necessary or appropriate based on peer group data and the other factors described above in “Compensation-
Setting Process and Competitive Positioning.” For each NEO, other than the CEO, the Compensation and Human Capital
Committee receives a performance assessment and salary adjustment recommendation from the CEO.
The Compensation and Human Capital Committee reviewed the base salaries of our NEOs and considered the recommendations of our Interim CEO, Mr. Winterhoff (except with respect to his own base salary). Consistent with our intended approach to provide compensation competitive with a benchmark group of companies and in recognition of their performance, the Compensation and Human Capital Committee approved increases in the annual base salaries for Messrs.
Dhingra and Bach in March 2025. The Board, upon the recommendation of the Compensation and Human Capital
Committee, approved increase in the annual base salary for Mr. Winterhoff in March 2025.
Our NEOs’ base salaries for 2025, both immediately preceding and after the increase, are set forth in the table below:
2025 Base Salary

Named Executive Officer	Base Salary Rate Before Increase	Base Salary Rate Post-Increase

Marc Winterhoff(1)	$595,000	$634,000

Taoufiq Boussaid(2)	$575,000	$575,000

Gagan Dhingra(3)	$400,000	$475,000

Eric Bach	$605,000	$626,000

Peter Rawlinson(4)	$625,000	—(4)

(1)Mr. Winterhoff also receives a stipend of $20,000 per month for any month or partial month he serves as interim CEO. As discussed above, he will continue to serve as our interim CEO until the appointment of Mr. Napoli in 2026.
(2)In 2025, there was no base salary adjustment for Mr. Boussaid, who commenced employment with us in January 2025 and was therefore not eligible for an increase in the annual base salary.
(3)Mr. Dhingra received a stipend of $25,000 per month for a total of $75,000 for the time he served as interim CFO in fiscal year 2025.
(4)Mr. Rawlinson was appointed as Strategic Technical Advisor to the Chairman of the Board on February 21, 2025. In connection with such transition, he began receiving a monthly payment of $120,000 for services rendered during the 24‑month consulting term starting in February 2025.
ANNUAL CASH INCENTIVE AWARDS
Our annual cash incentive program (the “Annual Incentive Plan Program” or “AIP”) is intended to motivate our employees, including our NEOs, to achieve exceptionally challenging short-term strategic and operational objectives, while also enhancing our ability to attract and retain highly talented individuals. Under our AIP, NEOs are eligible to receive an annual performance-based cash bonus award, the amount of which is based on a pre-set target percentage of the NEO’s annual base salary for that year.
The Compensation and Human Capital Committee is responsible for establishing the target annual incentive opportunity, as well as the Company performance metrics and individual performance criteria, the latter of which are measured against for assessing the individual performance modifier. For each NEO, the amount of such cash incentive award for each fiscal year depends on our overall Company Payout Factor, which is based on the combined performance of the underlying Company
Performance Metrics (see following section for additional details) and each executive's respective individual performance modifier.

2026 Proxy Statement	49

In June 2025, the Board, upon the recommendation of the Compensation and Human Capital Committee, approved the
Annual Incentive Plan Program for fiscal year 2025 (the “2025 AIP”), based on the following formula:

Target Annual Incentive Opportunity	Company Payout Factor (0% to 150%)	Individual Performance Modifier	Actual Annual Incentive Payout

Target Annual Incentive Opportunity. The target annual incentive opportunity is a specified percentage of base salary in effect at the end of the year for each of our executives (including our NEOs) (the “Target Annual Incentive Opportunity”). The
Compensation and Human Capital Committee reviewed Target Annual Incentive Opportunities for our NEOs under the 2025
AIP, taking into consideration a competitive market analysis performed by its compensation consultant, Pay Governance.
Compared to the prior year, the Compensation and Human Capital Committee increased the Target Annual Incentive
Opportunity, as a percentage of base salary,  for Mr. Dhingra from 50% to 75% in connection with his promotion to Senior
Vice President, Finance and Accounting. Under the terms of Mr. Boussaid’s offer of employment, his Target Annual Incentive
Opportunity for fiscal year 2025 was 90% of base salary, and he was guaranteed to receive a 2025 AIP payout at the greater of his Target Annual Incentive Opportunity or the calculated actual 2025 AIP payout based on the Company Payout Factor and his applicable individual performance modifier.
Our NEOs’ Target Annual Incentive Opportunities for 2025 are set forth in the table below:

	Target Annual Incentive Opportunity

Named Executive Officer	% of Base Salary	Amount

Marc Winterhoff	90%	786,600(3)

Taoufiq Boussaid	90%	$517,500

Gagan Dhingra	75%	$333,000(4)

Eric Bach(1)	75%	$469,500

Peter Rawlinson(2)	—	—

(1)Due to Mr. Bach’s departure on November 5, 2025, he is not eligible for the payout of 2025 AIP.
(2)Due to Mr. Rawlinson’s transition to Strategic Technical Advisor to the Chairman of the Board, he was not eligible for annual incentive opportunity for 2025.
(3)Amount includes Mr. Winterhoff’s stipend of $20,000 per month for any month or partial month he serves as interim CEO.
(4)Prorated for Mr. Dhingra’s tenure as Vice President and Senior Vice President in 2025.
Company Performance Metrics. For 2025, the Board, upon recommendation of the Compensation and Human Capital
Committee, selected deliveries, gross margin, and free cash flow for fiscal year 2025, and the production validation release of the Lucid Mid‑size by September 30, 2025 (the "Lucid Mid-size Milestone"), as corporate performance metrics (each a metric and together, the “Company Performance Metrics”). The Company Performance Metrics and their respective targets reflect a balanced approach, focusing on key performance metrics that align with our annual growth objectives as well as our long-term business plan. At the time the Company Performance Metrics were established for 2025, the Board and the
Compensation and Human Capital Committee believed that attaining such goals would require a high level of effort and skilled execution on the part of our executives, including our NEOs, to achieve strong sales and operational success. For example, the 2025 delivery target would require a significant increase over the number of vehicles delivered in the prior year, demanding strong execution from the executive team. The introduction of the Lucid Mid-size Milestone as a performance metric also helped ensure alignment between executive compensation and the achievement of a critical strategic milestone under a challenging timeline. Additionally, the Free Cash Flow and Gross Margin metrics reflect the increased production levels necessary to meet the delivery target, while also accounting for the associated costs of achieving the Lucid Mid-size
Milestone.

50	2026 Proxy Statement

Company Performance Metrics	Weight	Metric Description

Deliveries	30%	The number of Lucid vehicles transferred to customers for the full fiscal year ended December 31, 2025.

Free Cash Flow(1)	30%	The Company’s net cash from operations less capital expenditures, subject to any cash balance adjustments not connected to operations.

Gross Margin	20%	The Company’s sales minus its cost of goods sold, expressed as a percentage of sales.

Lucid Mid-size Milestone	20%	Complete the Lucid Mid-size production validation release by end of September 30, 2025, including full initial production Bill-of-Materials design release.

(1)Free Cash Flow is not a financial measure prepared in accordance with generally accepted accounting principles (“GAAP”). For information on how we compute these non-GAAP financial measures and a reconciliation to the most directly comparable financial measures prepared in accordance with GAAP, please refer to “Annex B: Reconciliation of Non-GAAP
Financial Measures” in this Proxy Statement.
2025 Individual Performance Modifier. The Compensation and Human Capital Committee reviewed and evaluated individual performance of our NEOs (other than Mr. Rawlinson, who transitioned in February 2025, and Mr. Bach, who departed in November 2025) against the Company’s objectives and key results as well as key accomplishments for 2025, based on the recommendation from our Interim CEO, Mr. Winterhoff (other than for his own performance). While the
Compensation and Human Capital Committee considered Mr. Winterhoff’s recommendations, the Compensation and
Human Capital Committee ultimately was responsible for determining the final individual performance ratings and individual performance modifiers. In the case of Mr. Winterhoff’s performance, the Compensation and Human Capital Committee reviewed and recommended to the Board, and the Board ultimately approved his performance rating and individual performance modifier.
2025 AIP Actual Performance and Payouts. In February 2026, the Compensation and Human Capital Committee
evaluated the Company’s performance against the Company Performance Metrics, as well as the individual contributions of each NEO (other than Mr. Rawlinson and Mr. Bach) toward the achievement of those metrics. For fiscal year 2025, the
Company achieved and exceeded target performance in Free Cash Flow, reporting $(4,400) million (target: $(4,730) million).
It achieved threshold performance for Deliveries with 15,841 deliveries (target: 20,000). While the target for the Lucid Mid-
size Milestone was September 30, 2025, the production validation release was planned for January 15, 2026, and the milestone was met as planned on that date. Therefore, the Compensation and Human Capital Committee approved the
Lucid Mid-size Milestone at 85% achievement. The Company failed to achieve the threshold performance for Gross Margin, recording (92.8)% (target: (55.0)%). Taken together, the Company’s performance against the Company Performance Metrics resulted in a Company Payout Factor of 68.7%. Accordingly, the Target Annual Incentive Opportunity, the Company Payout
Factor, and any individual performance modifier produced the following 2025 AIP payouts for our NEOs: $675,000 for Mr.
Winterhoff and $286,000 for Mr. Dhingra. Under the terms of Mr. Boussaid’s offer of employment, for fiscal year 2025 Mr.
Boussaid received $518,000, which is 90% of his base salary rounded up to the nearest thousand, as this amount exceeded the actual calculated 2025 AIP payout based on the Company Payout Factor and his applicable individual performance modifier. Due to their transition or separation, Messrs. Rawlinson and Bach were not eligible for an annual cash incentive award in 2025.
Long-Term Incentive Compensation
We believe that providing long-term incentive compensation in the form of equity-based awards is a critical element of our executive compensation program as it encourages our NEOs to take a long-term outlook and reinforces our pay-for-
performance culture. By providing opportunities for our employees (including our NEOs) to benefit from future successes in
Lucid through the appreciation of the value of their equity awards, the Compensation and Human Capital Committee and the
Board believe that equity awards align employees’ and our NEOs’ interests and contributions with our critical business objectives as well as the long-term interests of Lucid’s stockholders. Offering meaningful equity ownership in Lucid is also helpful in retaining our NEOs and other key employees.
Based on peer group data and the feedback received from stockholder engagement, the Compensation and Human Capital
Committee determined that a combination of PSUs and RSUs would be the most appropriate incentive structure for our executive leaders to reward performance over time and achieve our retention objectives. In determining such combination, the Compensation and Human Capital Committee considered market trends, retention needs, and internal equity

2026 Proxy Statement	51

considerations, and concluded such combination would provide a substantial retention incentive, further align our long-term incentive program with market trends, and align the interests of our NEOs with those of our stockholders by encouraging them to focus on the Company’s long-term performance and success. For additional detail about our NEO equity award mix for 2025, please see above under the heading “2025 Pay Actions Related to Target Compensation —  Long-Term Equity
Incentives and 2025 Equity Award Mix.”
2025 Equity Grants. In 2025, our executive officers received equity awards. In addition to further incentivizing their continued employment with the Company and aligning their interests with our critical business objectives and those of our stockholders, awards were informed by competitive benchmark information from the peer group, individual performance, and internal equity considerations. Upon his appointment as Interim CEO, Mr. Winterhoff was granted RSUs with a target value of $4,000,000 based on the Committee’s assessment of external interim CEO pay packages and peer group CEO compensation levels. Under the terms of Mr. Boussaid’s offer of employment, he was granted RSUs with a target value of
$4,000,000 and PSUs with a target value of $6,000,000 at the time of grant. Additionally, upon his promotion to Senior Vice
President, Finance and Accounting, Mr. Dhingra was granted RSUs with a target value of $400,000 and PSUs with a target value of $600,000 at the time of grant. Due to Mr. Rawlinson’s transition, he was not eligible for an annual equity award in
2025, aside from the Supplemental Rawlinson RSU Award. The size and terms of each of the grants to Messrs. Winterhoff,
Boussaid, and Dhingra in connection with their new appointments and of Mr. Rawlinson’s Supplemental Rawlinson RSU
Award were determined in consultation with Pay Governance.
The total value (at target) of equity awards granted to each of our NEOs in 2025 is set forth in the table below:

Named Executive Officer	Type of Award	Total Grant Value	RSUs	PSUs (at target)

Marc Winterhoff(1)	Annual Award	$5,000,000	$2,000,000	$3,000,000

	Interim CEO Award	$4,000,000	$4,000,000	—

Taoufiq Boussaid(2)	New Hire Award	$10,000,000	$4,000,000	$6,000,000

Gagan Dhingra(3)	Annual Award	$4,000,000	$1,600,000	$2,400,000

	SVP Promotion Award	$1,000,000	$400,000	$600,000

Eric Bach(4)	Annual Award	$4,500,000	$1,800,000	$2,700,000

Peter Rawlinson(5)	Supplemental Rawlinson RSU Award	$2,000,000	$2,000,000	—

(1)Awarded $4,000,000 in RSUs in connection with his appointment as Interim Chief Executive Officer.
(2)Awarded in connection with the commencement of Mr. Boussaid’s employment with the Company.
(3)Awarded $400,000 in RSUs and $600,000 in PSUs in connection with his promotion to Senior Vice President, Finance and Accounting.
(4)Forfeited in connection with Mr. Bach’s separation in November 2025.
(5)Represents the Supplemental Rawlinson RSU Award.
The total grant value of each RSU and PSU award is converted into a number of shares of our Common Stock, as discussed below.
RSUs
Number of RSUs Granted. The total number of shares of our Common Stock subject to each RSU award granted to our employees (including our NEOs) is typically determined by dividing the total dollar value of the award by the volume-
weighted average price of the Company’s Common Stock during the 30 consecutive trading day period ending on the grant date (the “30-day VWAP”). Such average is determined based upon the closing price for each such trading day and the number of shares traded on such day. For fiscal year 2025 annual RSU awards, the calculation from dollar value to units was based on a fixed stock price of $30.00 per share (the "Conversion Price"), which was higher than the 30-day VWAP, for purposes of controlling burn rate and dilution, with awards rounded down to the nearest whole share, consistent with the approach the Compensation and Human Capital Committee approved for other executive and non‑executive long‑term incentive awards. The  RSUs granted to Messrs. Winterhoff, Boussaid, and Dhingra in connection with their new

52	2026 Proxy Statement

appointments or promotions, and to Mr. Rawlinson for the Supplemental Rawlinson RSU Award, were calculated using the
30-day VWAP.
Our NEOs’ RSU awards in 2025 are set forth in the table below:
2025 RSU Awards to NEOs

Named Executive Officer	RSUs (Value)	Conversion Price	Number of RSUs

Marc Winterhoff(1)	$2,000,000	$30.0000	66,667

	$4,000,000	$29.7280	134,554

Taoufiq Boussaid(2)	$4,000,000	$29.9350	133,623

Gagan Dhingra(3)	$1,600,000	$30.0000	53,334

	$400,000	$29.4840	13,567

Eric Bach(4)	$1,800,000	$30.0000	60,000

Peter Rawlinson(5)	$2,000,000	$29.7280	67,277

(1)Awarded $4,000,000 in RSUs in connection with his appointment as Interim Chief Executive Officer. The target number of RSUs subject to this award was determined based on the 30-
day VWAP, rounded down to the nearest whole share.
(2)Awarded in connection with the commencement of Mr. Boussaid’s employment with the Company. The target number of RSUs subject to this award was determined based on the 30-
day VWAP, rounded down to the nearest whole share.
(3)Awarded $400,000 in RSUs in connection with his promotion to Senior Vice President, Finance and Accounting. The target number of RSUs subject to this award was determined based on the 30-day VWAP, rounded down to the nearest whole share.
(4)Forfeited in connection with Mr. Bach’s separation in November 2025.
(5)Represents the Supplemental Rawlinson RSU Award. The target number of RSUs subject to this award was determined based on the 30-day VWAP, rounded down to the nearest whole share.
The $1,800,000 RSU grant for Mr. Bach, the $2,000,000 RSU grant for Mr. Winterhoff, and the $1,600,000 RSU grant for Mr.
Dhingra vest over four years, with one‑eighth vesting on September 5, 2025, and the remainder vesting in substantially equal quarterly installments beginning on December 5, 2025, and ending on March 5, 2029, subject to the NEOs’ continued
employment through the applicable vesting dates. Mr. Bach forfeited his award in connection with his separation from the
Company on November 5, 2025. The $4,000,000 RSU grant for Mr. Winterhoff and the $400,000 RSU grant for Mr. Dhingra vest quarterly over the next sixteen quarters, beginning on March 5, 2025. For Mr. Boussaid, the RSUs vest over two‑and‑one‑half years as follows: one‑quarter vested on March 5, 2025; one‑quarter vested on June 5, 2025; and
thereafter one‑sixteenth will vest quarterly on each subsequent Company Vesting Date, subject to his continued employment through each vesting date. “Company Vesting Date” means March 5, June 5, September 5, and December 5 of each calendar year. For Mr. Rawlinson, the Supplemental Rawlinson RSU Award will vest in three equal installments over a 24-
month period on the following dates: (A) February 21, 2026, (B) August 21, 2026, and (C) February 21, 2027.
PSUs
Number of PSUs Granted. The target number of shares of our Common Stock subject to each PSU award granted to our executives (including our NEOs) is typically determined by dividing the total dollar value of the award by the 30-day VWAP.
The PSUs granted to Messrs. Boussaid and Dhingra in connection with their new roles were calculated using the 30-day
VWAP. For fiscal year 2025 annual PSU awards, the calculation from dollar value to target units was based on the
Conversion Price, which was higher than the 30-day VWAP, for purposes of controlling burn rate and dilution, with awards rounded down to the nearest whole share, consistent with the approach the Compensation and Human Capital Committee

2026 Proxy Statement	53

approved for other executive and non‑executive long‑term incentive awards. Our NEOs’ 2025 target PSU awards are set forth in the table below:

Named Executive Officer	Value of PSUs ($)	Conversion Price	Number of PSUs (#)

Marc Winterhoff	$3,000,000	$30.0000	100,000

Taoufiq Boussaid(1)	$6,000,000	$29.9350	200,435

Gagan Dhingra(2)	$2,400,000	$30.0000	80,000

	$600,000	$29.4840	20,350

Eric Bach(3)	$2,700,000	$30.0000	90,000

Peter Rawlinson(4)	—	—	—

(1)Awarded in connection with the commencement of Mr. Boussaid’s employment with the Company. The target number of PSUs subject to this award was based on the 30-day VWAP, rounded down to the nearest whole share.
(2)Awarded $600,000 in PSUs in connection with his promotion to Senior Vice President, Finance and Accounting. The target number of PSUs subject to this award was based on the 30-
day VWAP, rounded down to the nearest whole share.
(3)Forfeited in connection with Mr. Bach’s separation in November 2025.
(4)Due to Mr. Rawlinson’s transition, he was not eligible for any equity awards in the form of PSUs in 2025.
Overview of 2025 PSU Award Structure — 2025 PSU Program. Consistent with our pay-for-performance philosophy and our focus on achieving critical business objectives and creating long-term stockholder value, our Compensation and Human
Capital Committee determined that the design of the 2025 PSU awards (including those granted to our NEOs) would be structured into a two-year performance period, segmented into two equal tranches (2025 and 2026, respectively). The 2025 tranche (the “2025 Tranche”) uses deliveries, gross margin and free cash flow as the performance metrics (“2025 Tranche
Company Performance Metrics”). The 2026 tranche (the “2026 Tranche”) uses deliveries and free cash flow as the performance metrics. For each tranche, a minimum of 50% weighted-average performance achievement, measured against the performance goals for that year, is required to certify any earning of the PSUs. Vesting of earned PSUs under each tranche is as follows: (1) For the 2025 Tranche: 50% of earned shares vest upon the later of March 5, 2025 or the certification of achievement which occurred in the first quarter of 2026. The remaining 50% of earned shares vest in equal quarterly installments over the following four quarters, subject to the NEO’s continued service through the applicable vesting dates; (2) For the 2026 Tranche: 50% of earned shares vest upon the later of March 5, 2027 or the certification of achievement, which is expected to occur in the first quarter of 2027. The remaining 50% of earned shares vest in equal quarterly installments over the following four quarters, subject to the NEO’s continued service through the applicable vesting dates.
2025 Tranche Performance Metrics. For the 2025 Tranche, the Board, upon the recommendation of the Compensation and Human Capital Committee, selected deliveries, gross margin and free cash flow as performance metrics. As explained above under the heading Annual Cash Incentive Awards, these metrics and their respective target performance levels reflect a balanced approach, focusing on key performance metrics that align with our annual growth objectives as well as our long-
term business plan. At the time the performance metrics were established for the 2025 Tranche, the Board, upon the recommendation of the Compensation and Human Capital Committee, believed that attaining such goals would require a

54	2026 Proxy Statement

high level of effort and skilled execution on the part of our executives, including our NEOs, to achieve strong sales and operational success.

2025 Tranche Company Performance Metrics	Weight	Metric Description

Deliveries	1/3	The number of Lucid vehicles transferred to customers for the full fiscal year ended December 31, 2025.

Gross Margin	1/3	The Company’s sales minus its cost of goods sold, expressed as a percentage of sales.

Free Cash Flow	1/3	The Company’s net cash from operations less capital expenditures, subject to any cash balance adjustments not connected to operations.

Actual Performance and PSUs Earned Under 2025 Tranche. In March 2026, the Compensation and Human Capital
Committee evaluated the Company’s performance against the 2025 Tranche Company Performance Metrics. For fiscal year
2025, the Company achieved and exceeded target performance in free cash flow, reporting $(4,400) million (target: $(4,730)
million), and achieved threshold performance for deliveries with 15,841 deliveries (target: 20,000). The Company failed to achieve the threshold performance for gross margin, recording (92.8)% (target: (55.0)%). Taken together, the Company’s performance with respect to the 2025 Tranche Company Performance Metrics resulted in a PSU Payout Factor of 57.5%.
Based on the number of PSUs granted at target and the applicable PSU Payout Factor, the following PSUs were earned under the 2025 Tranche: 28,751 for Mr. Winterhoff, 57,627 for Mr. Boussaid, and 28,849 collectively for Mr. Dhingra’s two
PSU awards. Due to their transition or separation (respectively), Messrs. Rawlinson and Bach were not eligible for any PSU grant or payout under the 2025 PSU program.
2026 Tranche Performance Metrics. For the 2026 Tranche, the Board, upon the recommendation of the Compensation and Human Capital Committee, selected deliveries and free cash flow as performance metrics (“2026 Tranche Company
Performance Metrics”) in alignment with our long-term business plan for 2026.
Details regarding actual performance and PSUs earned under the 2026 Tranche will be disclosed in the proxy statement for the following year.

2026 Tranche Company Performance Metrics	Weighting	Metric Description

Deliveries	50%	The number of Lucid vehicles transferred to customers for the full fiscal year ended December 31, 2026.

Free Cash Flow	50%	The Company’s net cash from operations less capital expenditures, subject to any cash balance adjustments not connected to operations.

2024 PSU Program — Actual Performance and PSUs Earned Under 2025 Tranche. In 2024, the Board, upon the recommendation of the Compensation and Human Capital Committee, selected deliveries and free cash flow as the performance metrics for the 2025 tranche of the 2024 PSU program (The "2024 PSU 2025 Tranche" and such metrics, the
“2024 PSU 2025 Tranche Company Performance Metrics”). For such tranche, a minimum of 50% weighted-average performance achievement, measured against the performance goals for 2025, is required to certify any earning of the PSUs.
Vesting of earned PSUs for the 2025 tranche is as follows: 50% of earned shares vest upon the later of March 5, 2026 or the certification of achievement. The remaining 50% of earned shares vest in equal quarterly installments over the following four quarters, subject to the NEO’s continued service through the applicable vesting dates. In March 2025, the Compensation and Human Capital Committee evaluated the Company’s performance against the 2024 PSU 2025 Tranche Company
Performance Metrics.  For fiscal year 2025, the Company exceeded target performance in free cash flow, reporting
$(3,660.0) million (target: $(3,887.0) million), and failed to achieve threshold performance for deliveries, reporting 15,841 deliveries (target: 20,000). Taken together, the Company’s performance against the 2024 PSU 2025 Tranche metrics resulted in a PSU payout factor of 57.3%. Based on the number of PSUs granted at target and the applicable PSU payout factor, the committee determined that the following PSUs were earned under the 2024 PSU 2025 Tranche: 61,214 PSUs for
Mr. Winterhoff and 11,950 PSUs for Mr. Dhingra.  Mr. Bach was not eligible for a payout with respect to the 2025 tranche of his 2024 annual PSU grant due to his separation. For a fuller description of the 2024 PSU Program and its 2025 tranche, including the applicable performance metrics, certification process, PSU payout factor methodology, and vesting provisions,

2026 Proxy Statement	55

see the section titled “Compensation Discussion and Analysis — Long-Term Incentive Compensation — PSUs” in the
Company’s 2025 Proxy Statement filed with the SEC.
Special Bonus - Interim Chief Financial Officer
In January 2025, in connection with Mr. Dhingra’s promotion to Senior Vice President, Finance and Accounting, the
Company awarded him a discretionary cash bonus of $250,000 in recognition of his sustained and exemplary performance while serving as the Company’s Interim Chief Financial Officer.
Other Compensation
PERQUISITES AND OTHER PERSONAL BENEFITS
The Compensation and Human Capital Committee periodically reviews the perquisites and other personal benefits provided to our NEOs to ensure that they are reasonable, competitive, and consistent with the overall compensation program. We do not view perquisites or other personal benefits as a significant component of our executive compensation program and we do not provide material perquisites or personal benefits to our NEOs. Key perquisites and other personal benefits for our
NEOs include the following, as reflected in the Summary Compensation Table and accompanying footnotes if applicable: (i)
personal use of a Company‑provided Lucid vehicle for certain NEOs, including associated tax gross-ups; (ii) for Mr.
Rawlinson, annual reimbursement of up to $10,000 for tax advisory and preparation fees, net of applicable tax deductions and withholdings, for calendar years of 2025 and 2026 (though Mr. Rawlinson did not seek reimbursement for such fees incurred in 2025), as well as Company-paid COBRA health insurance premiums in connection with his transition agreement;
and (iii) for Mr. Boussaid, (a) a temporary housing subsidy for twelve months and $500,000 of relocation assistance, (b) an annual stipend of $200,000 (increased in January 2026 from $100,000 in fiscal year 2025) to cover his personal cost to participate in the French retirement system, and (c) repatriation benefits and up to $275,000 of tax and immigration support over two years in connection with his status as a French national.
Executive Security
In connection with Mr. Winterhoff’s role as the Interim Chief Executive Officer, his home and personal security was evaluated by a third-party security firm, and the Board, upon the recommendation of the Compensation and Human Capital
Committee, approved to implement security measures for Mr. Winterhoff. Prior to Mr. Winterhoff’s appointment, Mr.
Rawlinson received personal security services in connection with his role as Chief Executive Officer up until his transition in
February 2025. Additionally, following an independent security assessment concluding that Mr. Boussaid’s security risk met the threshold for a bona fide business‑oriented concern, the Board, upon the recommendation of the Compensation and
Human Capital Committee, approved implementation of recommended security measures for Mr. Boussaid with an aggregate cost up to $50,000. The costs related to personal security for Messrs. Winterhoff, Boussaid and Rawlinson are reported as other compensation in the "All Other Compensation" column of the 2025 Summary Compensation Table.
RETIREMENT AND OTHER EMPLOYEE BENEFITS
We maintain a 401(k) retirement savings plan for our employees in the United States, including the NEOs. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. In addition, all of our full-time employees, including the NEOs, are eligible to participate in our health and welfare plans, including medical, dental, and vision benefits, health and dependent care flexible spending accounts, and disability and life insurance. Employees at the senior director level and above, including the NEOs, are eligible to participate in an executive physicals program, which is offered as an additional health benefit.
Employment Arrangements
At-Will Employment and Restrictive Covenants
Messrs. Winterhoff, Boussaid, and Dhingra are at-will employees with no specified term of employment. As a condition of their employment, each of the NEOs was required to sign a Confidential Information and Invention Assignment Agreement
(“Restrictive Covenant Agreement”) which includes, among other provisions, a 24-month post-employment non-solicit of employees and customers, a perpetual confidentiality covenant, and an assignment of inventions provision.
Mr. Dhingra Interim Chief Financial Officer Terms and Promotion Terms
In connection with Mr. Dhingra’s appointment as our Interim Chief Financial Officer on December 11, 2023, Mr. Dhingra
received certain compensation, including, without limitation, (i) an award of RSUs with a grant value of  $500,000 that has

56	2026 Proxy Statement

vested; and (ii) a quarterly bonus of  $50,000 and a monthly stipend of  $25,000 while serving as our Interim Chief Financial
Officer during 2024 and through February 25, 2025, when we appointed Mr. Boussaid as our Chief Financial Officer and promoted Mr. Dhingra to Senior Vice President, Finance and Accounting. The final payment of Mr. Dhingra’s quarterly bonus and monthly stipend was completed on March 28, 2025.
In 2025, in connection with Mr. Dhingra’s promotion to Senior Vice President, Finance and Accounting, Mr. Dhingra’s base salary was increased to $475,000, his target bonus opportunity commencing for the fiscal 2025 performance period was increased to 75% of base salary, he received a one-time bonus in the amount of  $250,000 and he became eligible to participate in the Executive Severance Plan (as defined below) at the senior vice president level. In 2025, in connection with such promotion, Mr. Dhingra was also granted a special award of RSUs and a special award of PSUs, with target grant values of  $400,000 and $600,000, respectively, with such RSUs vesting quarterly over four years and such PSUs vesting consistent with the terms of performance stock units granted to other NEOs.
Mr. Boussaid Chief Financial Officer Appointment and Terms
Mr. Boussaid joined the Company on January 29, 2025, and was appointed Chief Financial Officer on February 25, 2025.  In connection with his appointment, Mr. Boussaid received the following compensation and benefits: (i) an annual base salary of $575,000; (ii) a target annual bonus opportunity of 90% of base salary for fiscal year 2025 (guaranteed to be paid at the greater of 90% of base salary or the actual AIP payout determined by corporate and individual performance for 2025) and a target annual bonus opportunity for fiscal year 2026 equal to the greater of 45% of base salary or the actual AIP payout determined by corporate and individual performance for 2026; (iii) a cash signing bonus of $2,000,000, subject to clawback under certain circumstances through the third anniversary of his hire date; (iv) an award of RSUs with a grant value of
$4,000,000 and an award of PSUs with a grant value of $6,000,000, each granted under the Lucid Group, Inc. Amended and
Restated 2021 Stock Incentive Plan, with the RSUs vesting over two‑and‑one‑half years and the PSUs vesting on the same terms applicable to PSUs granted to other senior executives; (v) eligibility to participate in the Lucid Group, Inc. Executive
Severance Plan (as defined below) on terms substantially consistent with other senior executives; (vi) a French‑national stipend of $100,000 per year to defray costs associated with participation in the French retirement system, retention of multinational tax advisors, and related repatriation support; and (vii) relocation assistance of $500,000, subject to clawback provisions, together with paid temporary housing for up to six months following his start date.
On January 20, 2026, following a review with Pay Governance, the Compensation and Human Capital Committee approved an amendment to Mr. Boussaid’s compensation terms to (a) extend the temporary housing subsidy from six months to twelve months, (b) increase the annual French‑national stipend from $100,000 to $200,000 based on an updated assessment of his costs to participate in the French retirement system, and (c) approve certain repatriation benefits and immigration support over two years in connection with his status as a French national, payable in an amount up to $275,000 if his employment terminates due to an involuntary termination without cause (as defined in the Executive Severance Plan).
The committee determined that these adjustments were consistent with its original intent in approving Mr. Boussaid’s offer of employment and were implemented to address additional circumstances and information that emerged during the course of
Mr. Boussaid’s initial employment with the Company.
Mr. Rawlinson Transition Agreement
In connection with Mr. Rawlinson’s resignation as our CEO and Chief Technology Officer and his appointment as Strategic
Technical Advisor to the Chairman of the Board on February 21, 2025, the Company entered into a transition agreement with
Mr. Rawlinson, pursuant to which he is entitled to receive: (i) a monthly payment of  $120,000 for services rendered during the 24-month consulting term, (ii) a Lucid vehicle, (iii) Company-paid COBRA health insurance premiums during the consulting term, (iv) in each calendar year of 2025 and 2026, a payment of up to $10,000 for tax preparation services
(including an additional true-up payment equal to the amount of personal income tax due in connection with such payment), and (v) a supplemental RSU grant with a target grant date fair value of  $2,000,000, which will vest in three equal installments over a 24-month period on the following dates: (A) February 21, 2026, (B) August 21, 2026, and (C) February
21, 2027 (such grant, the "Supplemental Rawlinson RSU Award").
Mr. Winterhoff Interim CEO Terms and Promotion and Transition to Prior Role
In connection with Mr. Winterhoff’s appointment as our Interim Chief Executive Officer on February 21, 2025, Mr. Winterhoff
received or became entitled to receive the following additional compensation and benefits: (i) a monthly stipend of  $20,000 for any month or partial month that Mr. Winterhoff serves as the Interim CEO; (ii) an award of RSUs with a grant value of
$4,000,000 granted pursuant to the Company’s Amended and Restated 2021 Stock Incentive Plan, which will vest quarterly over sixteen quarters on the Company Vesting Dates and provides for accelerated vesting upon a termination without cause or resignation following a constructive termination; (iii) an increase from nine months’ pay and benefits to twelve months’ pay

2026 Proxy Statement	57

and benefits under certain circumstances that Mr. Winterhoff is eligible to receive under the Executive Severance Plan; and
(iv) elevated executive security services as needed.
In connection with Mr. Winterhoff’s anticipated transition back to the role of the Company’s Chief Operating Officer in 2026 following the appointment of Mr. Napoli as our CEO, Mr. Winterhoff is eligible to receive the following compensation effective as of April 15, 2026: (i) an annual base salary of $1,000,000; (ii) beginning for the 2026 performance period, a target AIP of
150% of base salary, a threshold AIP payout level of 75% of base salary and a maximum AIP payout level of 225% of base salary; (iii) a 2026 annual long-term incentive award with a target grant value of $5,400,000, which will be granted in the same mix of equity award vehicles that apply to the Company’s other executive officers’ annual long-term incentive grants in
2026; (iv) $2,000,000 of cash recognition and retention bonuses, $1,000,000 of which vested on April 15, 2026 and
$1,000,000 of which vests on April 15, 2027, subject to Mr. Winterhoff’s continued employment with the Company through such date.
Additionally, in connection with the transition in 2026, Mr. Winterhoff will also receive a performance-based cash bonus which has a maximum payout opportunity of $3,000,000 (the “Performance-Based Cash Bonus”), segmented into three equal tranches of $1,000,000. Each tranche of the Performance-Based Cash Bonus may only be earned if both the time-
based and performance-based vesting conditions applicable to such tranche are met. Such vesting conditions of the
Performance-Based Cash Bonus are satisfied based on achievement of a volume-weighted average of the Company’s market capitalization for 45 consecutive trading days (the “Market Capitalization Performance Hurdle”) of $5.0 billion, $7.5 billion and $10.0 billion for tranche 1, tranche 2, and tranche 3, respectively.
Mr. Napoli CEO Terms
Pursuant to the terms of his offer letters with us, in connection with his anticipated appointment as our CEO in 2026, Mr.
Napoli is eligible to receive the following compensation, among other things: (i) an annual base salary of $1,500,000; (ii)
beginning for the 2026 performance period, a target annual incentive bonus opportunity of 200% of base salary, a threshold payout level of 100% of base salary and a maximum payout level of 300% of base salary, provided that, for the 2026 performance period, such bonus will be paid out based on the greater of (x) target performance or (y) actual performance for the full 2026 performance period, pro-rated based on Mr. Napoli’s start date of April 15, 2026; (iii) initial equity grants described below; (iv) eligibility to participate in the Lucid Group, Inc. Executive Severance Benefit Plan, as modified under the terms of his offer letters; (v) reimbursement of up to $25,000 per month for six months for temporary housing expenses;
and (vi) provision of, or reimbursement for, two Company vehicles, security protection and tax and financial planning. Mr.
Napoli will also receive a lump sum payment of $1,000,000 to cover any expenses in connection with moving to the U.S.
Mr. Napoli will receive a 2026 annual equity award grant with a target grant value of $9,500,000, allocated as (i) $3,800,000 in the form of RSUs that vest over four years, with 25% vesting on a one-year cliff and the remainder vesting quarterly in 12 installments thereafter, and (ii) $5,700,000 in the form of PSUs (assuming target performance), on the same terms and conditions that apply to the annual PSU grants in 2026 to other executive officers of the Company, subject in each case to
Mr. Napoli’s continued employment with the Company through the vesting date.
Mr. Napoli will also receive a one-time grant of performance-based stock options, with respect to a maximum of 1,000,000 shares, if maximum performance is achieved between April 15, 2026 and April 15, 2031 and time-based vesting conditions are satisfied. The New Hire PSOs will be segmented into five tranches of 200,000 each, with the performance-based vesting condition for each tranche satisfied based on achievement of a Market Capitalization Performance Hurdle of $5.0 billion,
$7.5 billion, $10.0 billion, $12.5 billion and 17.5 billion, for tranche 1, 2, 3, 4, and 5, respectively.
Termination and Change in Control Agreements
Executive Severance Plan
The Company established the Lucid Group, Inc. Executive Severance Benefit Plan, effective July 23, 2021 (the “Executive
Severance Plan”), in which executives (including our NEOs) participate. Under the terms of the Executive Severance Plan, participants are entitled to receive the following in the event of a termination of employment without “cause” or a
“constructive termination” (as each such term is defined in the Executive Severance Plan) that is not a Change in Control
Termination (as defined below), subject to the participant’s execution of a release of claims: (i) base salary continuation for the number of months set forth in the participant’s participation agreement, (ii) Company-paid COBRA premiums for healthcare continuation coverage (including a gross-up for applicable taxes) up to the number of months set forth in the participant’s participation agreement, and (iii) accelerated vesting of an “applicable percentage” of the participant’s outstanding and unvested equity awards granted prior to July 23, 2021 (but such accelerated vesting under the Executive
Severance Plan does not apply to the 2021 CEO Grant, which contains its own accelerated vesting terms under certain circumstances (as described below), nor to any equity awards granted on or after July 23, 2021). For purposes of

58	2026 Proxy Statement

determining the accelerated vesting of pre-July 23, 2021 awards, the “applicable percentage” is equal to 25% of the unvested equity award at the time of such termination plus 5% for each year of service, up to 50%.
In the event of a termination without “cause” or a “constructive termination” in each case within three months prior to or 12 months following a change in control of Lucid (a “Change in Control Termination”), participants are entitled to receive the following, subject to the participant’s execution of a release of claims: (i) a lump-sum payment equal to the sum of base salary and target annual cash incentive divided by 12, multiplied by the number of months set forth in the participant’s participation agreement, (ii) Company-paid COBRA premiums for healthcare continuation coverage (including a gross-up for applicable taxes) up to the number of months set forth in the participant’s participation agreement, and (iii) accelerated vesting of 100% of the participant’s outstanding equity awards (except in the case of the 2021 CEO Grant, as mentioned above).
Under the Executive Severance Plan, a participant’s right to receive severance benefits terminates in the event the participant breaches the Restrictive Covenant Agreement or the participant utilizes our trade secrets to solicit any of our employees to leave us or to induce any of our then-current clients, customers, or suppliers to terminate their business relationship with us. As of December 31, 2025, the severance levels that apply to each of the NEOs under the Executive
Severance Plan are set forth in the table below:

Named Executive Officer	Severance Not in Connection with a Change in Control (Number of Months)	Severance in Connection with a Change in Control Termination (Number of Months)

Marc Winterhoff(1)	12	12

Taoufiq Boussaid(2)	9	12

Gagan Dhingra(3)	9	12

Eric Bach(4)	—	—

Peter Rawlinson(5)	—	—

(1)Mr. Winterhoff was appointed Interim CEO on February 21, 2025. In connection with the appointment, his participation level under our Executive Severance Plan has been adjusted to
12 months for severance not in connection with a Change in Control Termination, and 12 months for severance in connection with a Change in Control Termination. See “Mr. Winterhoff
Interim CEO Terms and Promotion” above.
(2)Mr. Boussaid joined the Company on January 29, 2025, and was appointed Chief Financial Officer on February 25, 2025.  In connection with his appointment, Mr. Boussaid participated in the Executive Severance Plan at the level of senior vice president. See “Mr. Boussaid Chief Financial Officer Appointment and Terms” above.
(3)Mr. Dhingra was promoted from Vice President of Accounting to Senior Vice President, Finance and Accounting, on February 25, 2025. In connection with the promotion, his participation level under our Executive Severance Plan has been adjusted into 9 months for severance not in connection with a Change in Control Termination, and 12 months for severance in connection with a Change in Control Termination. See “Mr. Dhingra Interim Chief Financial Officer Terms and Promotion Terms” above.
(4)Due to Mr. Bach’s separation in November 2025, he was not eligible for any benefits under the Executive Severance Plan as of December 31, 2025.
(5)Mr. Rawlinson stepped aside as our CEO and Chief Technology Officer and was appointed as Strategic Technical Advisor to the Chairman of the Board on February 21, 2025.
Therefore, he is no longer participating in our Executive Severance Plan. See “Mr. Rawlinson Transition Agreement” above.
Under the terms of the Lucid Group, Inc. Vesting Acceleration Policy for Death and Disability (the “Acceleration Policy”), our
NEOs who are currently employed are also entitled to accelerated vesting of all outstanding unvested time-based and performance-based equity awards in the event of death or disability, except to the extent the policy would be inconsistent with the terms or provisions of any award agreement, employment agreement, or other plan or agreement. The Acceleration
Policy also does not apply to any equity awards granted to Mr. Rawlinson prior to September 15, 2021, the date the
Acceleration Policy was adopted. Each NEO’s severance entitlements upon certain terminations of employment are described in more detail below under “Potential Payments Upon Termination or Change in Control.”
2021 CEO GRANT
In March 2021, as previously disclosed, Mr. Rawlinson was granted (i) 1,383,475 RSUs vesting quarterly over a four-year period beginning on December 5, 2021 (the “CEO Time-Based RSUs”); and (ii) 1,602,442 PSUs vesting in five tranches with each tranche tied to the attainment of market capitalization goals over the course of a five-year performance period as outlined below (the “CEO Performance RSUs”, and collectively, the “2021 CEO Grant”). All of the 1,383,475 CEO Time-
Based RSUs have vested as of December 31, 2025. Of the 1,602,442 CEO Performance RSUs, as of December 31, 2025,

2026 Proxy Statement	59

1,393,428 have vested and 209,014 remain unvested. The unvested CEO Performance RSUs can be earned until July 23,
2026, subject to continued service as of each applicable vesting date.
Pursuant to the 2021 CEO Grant award agreement, with respect to the CEO Performance RSUs, in the event of a change in control of Lucid, the unvested amount will vest if the per-share price multiplied by the total number of outstanding shares of our Common Stock exceeds certain previously disclosed market capitalization metrics. In addition, upon a private financing or public offering of our Common Stock with proceeds of at least $1 billion, if Lucid’s total market capitalization implied by the financing exceeds such market capitalization metrics, the CEO Performance RSUs associated with those metrics will vest.
Upon a termination of service without "cause" or upon a "constructive termination" (as each such term is defined in the 2021
CEO Grant award agreement), any unvested CEO Performance RSUs will remain outstanding and eligible to vest if Lucid achieves certain market capitalization metrics within six months after such termination of continuous service. The CEO
Performance RSUs that do not vest by July 23, 2026 will be forfeited.
In connection with Mr. Rawlinson’s transition to Strategic Technical Advisor to the Chairman of the Board, any unvested CEO
Performance RSUs remain outstanding and eligible to vest during his consulting term.
COMPENSATION RECOUPMENT POLICY
On November 13, 2023, the Company adopted a Compensation Recoupment Policy. The Compensation Recoupment
Policy, adopted in compliance with Exchange Act Rule 10D and the corresponding Nasdaq listing standards, applies to current and former executive officers of the Company. In the event the Company is required to restate its financial statements as a result of events described in the Nasdaq listing standards effective October 2, 2023, the Compensation and
Human Capital Committee is authorized to recover incentive compensation awarded to a covered executive in accordance with the Compensation Recoupment Policy.
2025 SAY-ON-PAY VOTE
At our 2025 annual meeting of stockholders, we held a non-binding advisory stockholder vote to approve the compensation program for our NEOs, commonly referred to as a “say-on-pay” vote. Approximately 99% of votes were cast in favor of our say-on-pay proposal at our 2025 annual meeting of stockholders. The Compensation and Human Capital Committee considered the result of this advisory vote to be an endorsement of our compensation program, policies, practices, and philosophy for our NEOs. The committee will continue to consider the outcome of our say-on-pay votes and our stockholders’ views when making compensation decisions for our NEOs, including the outcome of Proposal No. 3 (non-
binding advisory vote to approve the compensation of our NEOs) at the Annual Meeting. Based on the results of a separate non-binding advisory stockholder vote on the frequency of future stockholder advisory votes regarding the compensation program for our NEOs, commonly referred to as a “say on frequency” vote, held at our 2023 annual meeting of stockholders, the Board determined that we will hold our say-on-pay vote every year until the next required say on frequency vote. We expect to hold our next advisory vote on the frequency of say-on-pay votes at our annual meeting in 2028.
STOCK OWNERSHIP GUIDELINES
The Board adopted Stock Ownership Guidelines in 2023. Under these guidelines, our non-employee directors and executives are expected to maintain a minimum equity stake in the Company. These guidelines embody the Compensation and Human Capital Committee’s belief that our directors and executives should maintain a significant personal financial stake in the Company to align such individuals’ interests with our stockholders’ interests, which reduces the incentive for excessive short-term risk taking. Under the guidelines, each covered individual is intended to meet the following ownership goal within five years of January 23, 2023, the effective date of the guidelines, or within five years of the first election or appointment as a covered individual, whichever comes later.

60	2026 Proxy Statement

The following Stock Ownership Guidelines applied to the NEOs with respect to their roles as of December 31, 2025:

Category of Covered Individual	Ownership Goal

Non-Employee Director	5x Annual Board Cash Retainer

Chief Executive Officer	6x Annual Base Salary

Senior Vice Presidents	3x Annual Base Salary

Vice Presidents	2x Annual Base Salary

The following shares subject to equity awards will be counted toward satisfaction of the ownership goal (in addition to outstanding shares of which the individual is the beneficial owner): (a) shares subject to unvested, or vested but unsettled,
RSU awards; and (b) shares subject to performance-based awards for which performance conditions have been satisfied
(i.e., earned performance awards at actual achievement, even if they remain subject to time-based vesting conditions). The following shares will not be counted toward satisfaction of the ownership goal: (a) shares subject to performance-based awards for which the performance conditions have not yet been satisfied; (b) shares subject to unexercised stock options or stock appreciation rights, in each case, regardless of whether vested or “in-the-money”; and (c) shares subject to equity-
based awards that may only be settled in cash.
TAX AND ACCOUNTING CONSIDERATIONS
Deductibility of Executive Compensation
Section 162(m) of the Code generally imposes a $1.0 million cap on the federal income tax deduction for compensation paid to our “covered employees” during any fiscal year. While the Compensation and Human Capital Committee considers the deductibility of awards as one factor in determining executive compensation, the committee also looks at other factors in making its decisions, and, in the exercise of its business judgment and in accordance with its compensation philosophy, the committee retains the flexibility to award compensation even if the compensation is not deductible by us for tax purposes, and to modify compensation that was initially intended to be tax deductible if it determines such modifications are consistent with our business needs.
Accounting for Stock-Based Compensation
The Compensation and Human Capital Committee takes accounting considerations into account in designing compensation plans and arrangements for our NEOs and other employees. We follow Financial Accounting Standard Board Accounting
Standards Codification Topic 718 (FASB ASC Topic 718) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards based on the grant date “fair value”
of these awards.
COMPENSATION RISK ASSESSMENT
The Compensation and Human Capital Committee believes that the design, implementation, and governance of our executive compensation program are consistent with high standards of risk management. Our executive compensation program reflects an appropriate mix of compensation elements, balancing current and long-term performance objectives, cash and equity compensation, and risks and rewards.
Pay Governance annually conducts a detailed risk assessment of our compensation programs, employing a framework to assist the Compensation and Human Capital Committee in ascertaining any potential material adverse risks and how they may link with our compensation programs. The results of Pay Governance’s risk assessment were presented to the committee in December 2025. Based on the assessment, Pay Governance concluded, and the Compensation and Human
Capital Committee agreed, that our compensation programs do not create any potential risk that is reasonably likely to have a material adverse effect on the Company.

2026 Proxy Statement	61

Based on the above, we believe our executive compensation program effectively (i) ensures that our compensation opportunities do not encourage excessive risk taking, (ii) keeps our NEOs focused on the creation of long-term, sustainable value for our stockholders, and (iii) provides competitive and appropriate levels of compensation over time.
Equity Grant Practices. Although we do not have a formal policy regarding the timing of equity award grants, we generally grant annual equity awards to our NEOs on a pre-established date and we do not grant any form of equity compensation in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-public information based on equity award grant dates for the purpose of affecting the value of any equity award. The Compensation and Human Capital Committee also does not take material, non-public information into account when determining the timing and terms of equity award grants, provided that, if material, non-public information becomes known to the committee prior to granting an equity award, the committee takes the existence of such information into consideration and uses its business judgment to determine whether to delay the grant of equity to avoid any impropriety.

62	2026 Proxy Statement

Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the
Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Andrew Liveris, Chair
Nichelle Maynard-Elliott
Ori Winitzer

2026 Proxy Statement	63

2025 Summary Compensation Table
The following table sets forth the compensation awarded to or paid to our NEOs for services rendered to the Company during the years ended December 31, 2025, 2024 and 2023.

Name and Principal Position(1)	Year	Salary ($)(2)		Bonus ($)		Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Marc Winterhoff Interim Chief Executive Officer	2025	842,000	(6)	—		7,720,693	—	675,000	471,294	9,708,987

	2024	595,000		—		5,320,323		697,757	32,712	6,645,792

	2023	22,884		3,350,000		3,112,651	2,006,087	—	70	8,491,692

Taoufiq Boussaid Chief Financial Officer	2025	508,654		2,000,000		7,917,174		518,000 (10)	1,109,264	12,053,092

	2024	—		—		—	—	—	—	—

	2023	—		—		—	—	—	—	—

Gagan Dhingra Senior Vice President, Finance and Accounting	2025	535,288	(7)	283,334	(8)	3,678,375	—	286,000	25,768	4,808,765

	2024	397,231		200,000		3,287,166	—	390,900	337,614	4,612,911

	2023	377,768		68,000		2,529,876	430,229	71,319	73,384	3,550,576

Eric Bach Former Senior Vice President, Product and Chief Engineer	2025	577,930		—		3,243,000	—	—	3,016	3,823,946

	2024	598,077		—		9,861,505	—	591,236	141,660	11,192,478

	2023	534,423		1,000,000		7,159,781	1,548,832	196,035	872	10,439,943

Peter Rawlinson Former Chief Executive Officer and Chief Technology Officer	2025	1,383,293	(9)	—		2,058,676	—	—	31,100	3,473,069

	2024	625,000		—		—	—	814,375	51,115	1,490,490

	2023	584,615		6,000,000		—	—	233,377	19,223	6,837,215

(1)The principal positions reported in this table reflect each NEO’s title as of December 31, 2025.
(2)Amounts reflect the base salary earned during the applicable year. For additional information, see “Analysis of 2025 Compensation — Base Salary” above. The amounts include base salary increases in 2025 for Mr. Winterhoff (increase of $39,000), Mr. Dhingra (increase of $75,000) and Mr. Bach (increase of $21,000) effective in March 2025 for Messrs. Dhingra and
Bach and April 2025 for Mr. Winterhoff.
(3)The “Stock Awards” column reflects the aggregate grant date fair value of RSUs and PSUs granted, and the “Option Awards” column reflects the aggregate grant date value of stock options granted, in each case, computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the awards are disclosed in Footnote 10 to the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. PSU values in the Stock Awards column are based on performance achieved at target levels for the PSUs, which was the probable outcome of performance conditions as of the grant date for the PSUs. The grant date fair value of each NEO’s PSUs for fiscal year 2025 if earned at maximum levels was $3,255,000; $6,524,159; $3,266,393; and $2,929,500 for Messrs. Winterhoff, Boussaid, Dhingra, and Bach
respectively.
(4)This column reflects amounts earned under our Annual Incentive Plan Program.

64	2026 Proxy Statement

(5)The value includes the following personal perquisites and other compensation:

Named Executive Officer	Company- Provided Vehicle ($)		Lease Buyout ($)		Relocation ($)		Executive Security ($)	All Other Perquisites ($)(h)	Other ($)

Marc Winterhoff	26,348	(a)	58,798	(b)	—		385,118	1,030	—

Taoufiq Boussaid	28,130	(c)	—		945,318	(f)	34,786	1,030	100,000	(g)

Gagan Dhingra	24,738	(d)	—		—		—	1,030	—

Eric Bach	—		—		—		—	3,106	—

Peter Rawlinson	5,658	(e)	—		—		18,292	7,150	—

(a)Income includes $12,969 for the Company-provided Lucid Air vehicle and $13,379 for the related tax gross-up.
(b)Income includes $27,135 for the Company buyout of employee-leased Lucid Air vehicle and $31,663 for the related tax gross-up.
(c)Income includes $13,846 for the Company-provided Lucid Air vehicle and $14,284 for the related tax gross-up.
(d)Income includes $12,176 for the Company-provided Lucid Air vehicle and $12,562 for the related tax gross-up.
(e)Income includes $2,785 for the Company-provided Lucid Air vehicle and $2,873 for the related tax gross-up.
(f)Income includes $500,000 for relocation, $249,803 for the relocation managed move and housing reimbursement and $195,515 for the relocation managed move gross-up.
(g)Income includes $100,000 annual stipend to defray Mr. Boussaid family’s costs to participate in the French retirement system, to retain necessary multinational taxation firms, and other support needed for future repatriation to France. The annual stipend was increased to $200,000 in 2026 based on an updated assessment of Mr. Boussaid’s personal cost to participate in the French retirement system.
(h)Amount includes executive disability premiums for each NEO and the incremental cost of an executive physical benefit for Mr. Bach and COBRA paid for Mr. Rawlinson.
(6)The amount includes the stipend of $20,000 per month for each month or partial month that Mr. Winterhoff serves as our Interim Chief Executive Officer.
(7)The amount includes the prorated the stipend of $25,000 per month during his tenure as our Interim Chief Financial Officer in 2025. The final payment of Mr. Dhingra’s monthly stipend was completed on March 28, 2025.
(8)Mr. Dhingra received a discretionary bonus of $250,000 for his performance as our Interim Chief Financial Officer and a prorated quarterly bonus of $33,334 during his tenure as our
Interim Chief Financial Officer in 2025. The final payment of Mr. Dhingra’s quarterly bonus was completed on March 28, 2025.
(9)Mr. Rawlinson was appointed as Strategic Technical Advisor to the Chairman of the Board on February 21, 2025. In connection with such transition, he began receiving a monthly payment of $120,000 for services rendered during the 24‑month consulting term starting in February 2025, which is included in the “Salary” column.
(10)Pursuant to the terms of the offer letter in connection with Mr. Boussaid’s employment with the Company on January 29, 2025, for fiscal year 2025, Mr. Boussaid received an AIP payout of 90% of his base salary, which the Compensation and Human Capital Committee rounded up to $518,000.

2026 Proxy Statement	65

Grants of Plan-Based Awards

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(4)

		Threshold ($)(1)	Target ($)	Maximum ($)(1)		Threshold (#)	Target (#)	Maximum (#)

Marc Winterhoff(2)

2025 Annual Cash Incentive	—	—	786,600(8)	—		—	—	—	—	—

RSU(3)	2/21/2025	—	—	—	—	—	—	—	134,554	4,117,352

RSU	6/17/2025	—	—	—	—	—	—	—	66,667	1,433,341

PSU	8/07/2025	—	—	—		50,000	100,000	150,000	—	2,170,000

Taoufiq Boussaid

2025 Annual Cash Incentive	—	517,500(7)	517,500(7)	—		—	—	—	—	—

RSU(5)	1/29/2025	—	—	—		—	—	—	133,623	3,567,734

PSU(6)	8/07/2025	—	—	—		100,218	200,435	300,653	—	4,349,440

Gagan Dhingra(2)

2025 Annual Cash Incentive	—	—	333,000	—		—	—	—	—	—

RSU(9)	2/25/2025	—	—	—		—	—	—	13,567	354,099

RSU	6/17/2025	—	—	—		—	—	—	53,334	1,146,681

PSU(10)	8/07/2025	—	—	—		10,175	20,350	30,525	—	441,595

PSU	8/07/2025	—	—	—		40,000	80,000	120,000	—	1,736,000

Eric Bach

RSU	6/17/2025	—	—	—		—	—	—	60,000	1,290,000

PSU	8/07/2025	—	—	—		45,000	90,000	135,000	—	1,953,000

Peter Rawlinson

RSU	2/21/2025	—	—	—		—	—	—	67,277	2,058,676

(1)Payouts under the AIP are subject to an individual performance modifier, and there is no minimum  or maximum, other than for Mr. Boussaid with respect to his 2025 and 2026 AIP payouts pursuant to the terms of his offer letter. Please see footnote 7 with respect to the minimum threshold for Mr. Boussaid’s 2025 AIP amounts.
(2)For Messrs. Winterhoff and Dhingra, the 2025 AIP amounts are adjusted to reflect base salary increases during 2025.
(3)Pursuant to the terms of the offer letter in connection with Mr. Winterhoff’s appointment as Interim Chief Executive Officer on February 21, 2025, Mr. Winterhoff was granted a RSU award with a target grant value of  $4,000,000 in 2025.
(4)Represents the grant date fair value of RSUs and PSUs granted during 2025, calculated in accordance with FASB ASC Topic 718. PSU values in this column the Stock Awards column of the 2025 Summary Compensation Table are based on performance achieved at target levels for the PSUs, which was the probable outcome of performance conditions as of the grant date for the PSUs.
(5)Pursuant to the terms of the offer letter in connection with Mr. Boussaid’s employment with the Company on January 29, 2025, Mr. Boussaid was granted a RSU award with a target grant value of $4,000,000 in 2025.
(6)Pursuant to the terms of the offer letter in connection with Mr. Boussaid’s employment with the Company on January 29, 2025, Mr. Boussaid was granted a PSU award with a target grant value of $6,000,000 in 2025.

66	2026 Proxy Statement

(7)Pursuant to the terms of the offer letter in connection with Mr. Boussaid’s employment with the Company on January 29, 2025, for the AIP payout for fiscal year 2025, Mr. Boussaid would receive a minimum of 90% of his base salary or $517,500. The Compensation and Human Capital Committee ultimately approved his payout to be rounded up to $518,000.
(8)Target AIP amount includes Mr. Winterhoff’s stipend of $20,000 per month for any month or partial month he serves as interim CEO.
(9)Pursuant to the terms of the offer letter in connection with Mr. Dhingra’s promotion to Senior Vice President on February 25, 2025, Mr. Dhingra was granted a RSU award with a target grant value of  $400,000 in 2025.
(10)Pursuant to the terms of the offer letter in connection with Mr. Dhingra’s promotion to Senior Vice President on February 25, 2025, Mr. Dhingra was granted a PSU award with a target value of $600,000 in 2025.

2026 Proxy Statement	67

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (#)(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (#)(1)		Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(20)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(20)

Marc Winterhoff	35,703	35,688	(12)	52.50	12/04/2030	—		—		—		—

	—	—		—	—	35,696	(13)	377,307		—		—

	—	—		—	—	17,333	(15)	183,210		—		—

	—	—		—	—	61,214	(16)	647,032		—		—

	—	—		—	—	100,914	(2)	1,066,661		—		—
	—	—		—	—	54,166	(3)	572,535		—		—
						28,751
	—	—		—	—	28,751	(17)	303,898		50,000	(18)	528,500

Taoufiq Boussaid	—	—		—	—	50,107	(14)	529,631		—		—

	—	—		—	—	57,627	(17)	609,117		100,216	(18)	1,059,283

Gagan Dhingra	7,339	4,011	(11)	82.60	09/10/2030	—		—		—		—

	—	—		—	—	300	(6)	3,171		—		—
								3,230
	—	—		—	—	257	(7)	2,716		—		—
								44,561
	—	—		—	—	3,545	(8)	37,471		—		—
								7,982
	—	—		—	—	635	(9)	6,712		—		—
								294,930
	—	—		—	—	23,463	(10)	248,004		—		—
								304,684
	—	—		—	—	3,384	(15)	35,769		—		—
								127,900
	—	—		—	—	11,950	(16)	126,312		—		—
								544,696
	—	—		—	—	10,175	(2)	107,550		—		—
	—	—		—	—	43,333	(3)	458,030		—		—
								73,522
	—	—		—	—	5,849	(17)	61,824		10,175	(18)	107,550
								289,110
	—	—		—	—	23,000	(17)	243,110		40,000	(18)	422,800

Eric Bach	87,969	—		8.30	04/21/2029	—		—		—		—

	185,079	—		9.30	07/15/2030	—		—		—		—

	24,698	—		82.60	09/10/2030	—		—		—		—

Peter Rawlinson	756,980	—		8.30	04/21/2029	—		—		—		—

	—	—		—	—	—		—		209,014	(5)	2,209,278

	—	—		—	—	67,277		711,118	(4)	—		—

68	2026 Proxy Statement

(1)Pursuant to provisions in the Company’s stock plans, the number of shares subject to these awards, including the exercise prices for the option awards, were equitably adjusted in connection with the one-for-ten Reverse Stock Split that occurred on August 29, 2025. Accordingly, the share totals and exercise prices shown in the table above and in the corresponding footnotes reflect our NEOs’ post-Reverse Stock Split holdings.
(2)1/16 of the RSUs vested on March 15, 2025 and 1/16 of the RSUs vest each quarter beginning June 5, 2025 and ending December 5, 2028, subject to the NEO’s continued
employment as of each applicable vesting date.
(3)1/8 of the RSUs vested on September 5, 2025 and 1/16 of the RSUs vest each quarter beginning on December 5, 2025, and ending on March 5, 2029, subject to the NEOs’ continued
employment as of each applicable vesting date.
(4)The RSUs vest in three equal installments over a 24-month period on the following dates: (A) February 21, 2026, (B) August 21, 2026, and (C) February 21, 2027, subject to Mr.
Rawlinson’s continued service with the Company as of each applicable vesting date.
(5)The CEO Performance RSUs vest in five tranches based on the achievement of market capitalization goals applicable to each tranche over any six-month period, subject to Mr.
Rawlinson’s continued employment through the applicable vesting date. 1,393,428 CEO Performance RSUs (on a Reverse Stock Split-adjusted basis) relating to Tranche 1, Tranche 2,
Tranche 3, and Tranche 4 vested on March 5, 2022 and were settled on March 7, 2022. The amount reported is the number of CEO Performance RSUs relating to Tranche 5, which was not vested as of December 31, 2025. Amounts can be earned until July 23, 2026, subject to continued service as of each applicable vesting date.
(6)25% of the RSUs vested on March 5, 2023 and 1/16 of the RSUs vest each quarter beginning June 5, 2023 and ending March 5, 2026, subject to the NEO’s continued employment as of each applicable vesting date.
(7)1/8 of the RSUs vested on September 5, 2022 and 1/16 of the RSUs vest each quarter beginning December 5, 2022 and ending March 5, 2026, subject to the NEO’s continued
employment as of each applicable vesting date.
(8)1/8 of the RSUs vested on September 10, 2023 and 1/16 of the RSUs vest each quarter beginning December 5, 2023 and ending March 5, 2027, subject to the NEO’s continued
employment as of each applicable vesting date.
(9)Represents the number of unvested shares subject to the 2023 PSU award as of December 31, 2025 at the actual performance level. Such earned PSUs determined in April 2024 include: 7,631 shares for Mr. Dhingra and 34,336 shares for Mr. Bach (in each case, on a Reverse Stock Split-adjusted basis). 1/3 of the earned PSUs vested on April 9, 2024, the date the Board certified the achievement of the performance metrics, and 1/12 of the earned PSUs vest each quarter beginning June 5, 2024 and ending March 5, 2026, subject to the
NEO’s continued employment as of each applicable vesting date.
(10)1/8 of the RSUs vested on September 15, 2024 and 1/16 of the RSUs vest each quarter beginning December 5, 2024 and ending March 5, 2028, subject to the NEO’s continued
employment as of each applicable vesting date.
(11)The options to vest over four years, with 5/48 vested on the first monthly anniversary of September 10, 2023 and 1/48 of the options vest each monthly anniversary thereafter, subject to the NEO’s continued employment as of each applicable vesting date.
(12)The options vested 25% on December 4, 2024 and 1/48 of the options vest each monthly anniversary thereafter, subject to the NEO’s continued employment as of each applicable vesting date.
(13)25% of the RSUs vested on December 5, 2024 and 1/16 of the RSUs vest each quarter over 12 quarters beginning March 5, 2025 and ending December 5, 2027, subject to the NEO’s continued employment as of each applicable vesting date.
(14)25% of the RSUs vested on March 5, 2025; 25% vested on June 5, 2025; and thereafter 1/16 will vest quarterly thereafter, subject to Mr. Boussaid’s continued employment through each vesting date.
(15)The numbers shown in the table that correspond to this footnote represent the 2024 tranche of the 2024 PSU awards that were unvested as of December 31, 2025. 1/2 of the earned
PSUs vested on March 5, 2025, and 1/8 of the earned RSUs vest each quarter beginning June 5, 2025 and ending March 5, 2026, subject to the NEO’s continued employment as of each applicable vesting date.
(16)Represents PSUs at 57.3% of target level of performance, as adjusted by the achieved PSU Payout Factor for the 2025 tranche of the 2024 PSU awards. The earned PSUs determined in March 2026 include: 61,214 for Mr. Winterhoff and 11,950 for Mr. Dhingra. Mr. Bach was not eligible for a payout with respect to the 2025 tranche of his 2024 annual
PSU grant due to his separation.
(17)Represents PSUs at 57.5% of target level of performance, as adjusted by the achieved PSU Payout Factor for the 2025 tranche of the 2025 PSU awards. The earned PSUs determined in March 2026 include: 28,751 for Mr. Winterhoff, 57,627 for Mr. Boussaid, and 28,849 collectively for both Mr. Dhingra's 2025 PSU awards together. 1/2 of the earned
PSUs vested on March 5, 2026, and the remaining 1/2 of earned shares for the 2025 tranche vest in equal quarterly installments over the following four quarters, subject to the NEO’s continued service through the applicable vesting dates.
(18)Represents unearned PSUs at target level of performance pursuant to the 2025 PSU awards for the 2026 Tranche. For the 2026 Tranche: 50% of earned shares vest upon the later of
March 5, 2027 or the certification of achievement which is expected to occur in the first quarter 2027. The remaining 50% of earned shares vest in equal quarterly installments over the following four quarters, subject to the NEO’s continued service through the applicable vesting dates.
(19)Mr. Bach separated from service effective November 5, 2025. On the date of his separation, Mr. Bach’s equity awards were (i) previously vested and exercisable as scheduled, or (ii)
forfeited. None of Mr. Bach’s unvested RSUs were accelerated under the Executive Severance Plan and his participation agreement thereunder. Mr. Bach’s vested stock options remained exercisable for 90 days following his separation date.
(20)Market value is calculated based on $10.57 per share, the closing price of our common stock on December 31, 2025.

2026 Proxy Statement	69

Option Exercises and Stock Vested

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting(3) (#)	Value Realized on Vesting(4) ($)

Marc Winterhoff	—	—	185,329	3,509,160

Taoufiq Boussaid	—	—	83,516	1,699,623

Gagan Dhingra	—	—	55,129	1,011,716

Eric Bach	—	—	124,894	2,495,897

Peter Rawlinson	337,984	7,030,067	259,402	5,141,344

(1)Represents the number of shares of common stock underlying stock options exercised during fiscal 2025.
(2)Computed as the aggregate dollar amount realized upon the exercise of options, determined by multiplying the number of shares of common stock underlying stock options exercised and the difference between the closing price of the underlying shares on the date of exercise and the exercise price of the options.
(3)Represents the number of shares of common stock acquired on vesting of the underlying RSUs and PSUs during fiscal 2025.
(4)Computed as the aggregate dollar amount realized upon the vesting of RSUs or PSUs, determined by multiplying the number of units vesting as of the applicable vesting date by the closing price of our Common Stock on the trading day prior to the applicable vesting date.

70	2026 Proxy Statement

Potential Payments Upon Termination or Change in Control
The table below sets forth the payments and benefits that each NEO would have been entitled to receive upon a qualifying termination of employment with the Company with or without the occurrence of a change in control, assuming the relevant termination event (or termination and change in control events) occurred on December 31, 2025. With respect to Mr.
Rawlinson, who transitioned to the role of Strategic Technical Advisor in February 2025, please also see “Mr. Rawlinson
Transition Agreement” for a description of severance amounts he is actually entitled to.

Name	Benefit	Termination Without Cause or Resignation for Good Reason Other than Change in Control		Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control		Death or Disability(1)

Marc Winterhoff	Cash severance	1,309,000	(2)	1,309,000	(2)	—

	Accelerated Vesting of Equity Awards*	1,207,549	(3)	3,679,142	(4)	3,679,142

	Health Benefits	22,214	(5)	22,214	(5)	—

	Total	$2,538,763		$5,010,356		$3,679,142

Taoufiq Boussaid	Cash Severance	431,250	(2)	1,093,000	(2)	—

	Accelerated Vesting of Equity Awards*	—	(3)	2,198,032	(4)	2,198,032

	Health Benefits	20,619	(5)	27,492	(5)	—

	Repatriation and Global Tax Expenses	275,000	(6)	275,000	(6)	—

	Total	$726,869		$3,593,524		$2,198,032

Gagan Dhingra	Cash Severance	356,250	(2)	831,250	(2)	—

	Accelerated Vesting of Equity Awards*	—	(3)	1,861,018	(4)	1,861,018

	Health Benefits	16,661	(5)	22,214	(5)	—

	Total	$372,911		$2,714,482		$1,861,018

Peter Rawlinson	Cash Severance	—		—		—

	Accelerated Vesting of Equity Awards*	—		—		—

	Health Benefits	—		—		—

	Total	—		—		—

*Equity awards are valued at $10.57 per share, the closing price of a share of our Common Stock on December 31, 2025, the last trading day of fiscal year 2025.
(1)Death or Disability Accelerated Vesting. Under the Acceleration Policy, except in the case of the CEO Performance RSUs, upon the death or disability of a NEO on December 31, 2025, all of such NEO’s outstanding equity awards would have vested.
(2)Cash Severance. Under the Executive Severance Plan, the amount includes (i) for a qualifying non-Change in Control Termination, base salary continuation for the number of months set forth in the NEO’s participation agreement (12 months for Mr. Winterhoff and nine months for Messrs. Boussaid and Dhingra); and (ii) for a qualifying Change in Control Termination, a lump-sum payment equal to the sum of the NEO’s annual base salary and target annual cash incentive divided by 12, and multiplied by the number of months set forth in the NEO’s participation agreement (12 months for Messrs. Winterhoff, Boussaid, and Dhingra). Pursuant to the terms of Mr. Winterhoff’s offer letter, he is eligible to receive a prorated bonus upon a qualified termination.
(3)Qualified Non-Change in Control Termination. In general, under the Executive Severance Plan, unvested equity awards are forfeited upon the NEO’s termination for any reason that is not in connection with a change in control. However, vesting for equity awards granted prior to the July 23, 2021 effective date of the Executive Severance Plan (the “Effective Date”)
accelerate by a percentage equal to 25% plus 5% for each year of service, up to a maximum of 50% (the “Applicable Percentage”). Messrs. Winterhoff, Boussaid, and Dhingra do not
have any equity awards that were granted prior to the Effective Date. Pursuant to Mr. Winterhoff’s offer letter, his unvested equity awards in the form of 35,696 RSUs and 35,688
Premium-Priced Options with an exercise price of  $52.50 fully accelerate upon his qualifying termination. The amount for Mr. Winterhoff includes (i) the unvested sign on RSUs valued at $10.57 per share; (ii) unvested sign on stock options valued by the product of (a) the difference between $10.57 (the closing price of a share of our Common Stock on December 31,
2025, the last trading day of fiscal year 2025) and $52.50 (the exercise price per share for each option) by (b) the number of unvested shares subject to the option, unless such product results in a negative value; (iii) and the unvested portion of his sign on PSUs with a grant value of  $6,000,000, subject to applicable performance-vesting conditions.
(4)Qualified Change in Control Termination. Under the Executive Severance Plan, unvested equity awards vest, and, as applicable, become exercisable, effective as of immediately prior to the Change in Control Termination, as to 100% of unvested shares per equity award. Amount includes the value of unvested options computed by multiplying (i) the difference between (a) $10.57 and (b) the exercise price per share for each option (but not below zero) by (ii) the number of unvested shares subject to the option. Amount also includes unvested
RSUs and PSUs valued at $10.57 per share based on target performance with respect to PSUs. Pursuant to Mr. Winterhoff’s offer letter, the amount for Mr. Winterhoff includes (i) the

2026 Proxy Statement	71

unvested RSUs valued at $10.57 per share; (ii) unvested stock options valued by the product of  (a) the difference between $10.57 (the closing price of a share of our Common Stock on December 31, 2025, the last trading day of fiscal year 2025) and $52.50 (the exercise price per share for each option) by (b) the number of unvested shares subject to the option, unless such product results in a negative value; (iii) and the unvested portion of his sign on PSUs with a grant value of  $6,000,000, subject to applicable performance-vesting conditions.
(5)COBRA. Amount includes Company-paid COBRA premiums for medical, dental, and vision coverage continuation for the number of months set for the NEO’s participation agreement.
For a qualifying non-Change in Control Termination: 12 months for Mr. Winterhoff and nine months for Messrs. Boussaid and Dhingra. For a qualifying Change in Control Termination:
12 months for Messrs. Winterhoff, Boussaid, and Dhingra. In addition to the amount shown, the NEO would be entitled to receive a gross-up for applicable taxes on the Company-paid
COBRA premiums.
(6)Repatriation and Global Tax Preparation Expenses. Amount includes documented repatriation expenses for 12 months following involuntary termination without cause (as defined in the
Executive Severance Plan) for Mr. Boussaid and his family, including airfare, moving expenses, temporary housing for three months following such termination, and certain tuition coverage, and during the 24 months following such termination, documented expenses incurred for personal global tax preparation or planning services and personal immigration counsel from a professional advisor.

72	2026 Proxy Statement

Director Compensation
Currently, our director compensation program permits our non-employee directors to receive the following annual retainers and annual equity compensation grants:
■Board Member: $300,000, of which $30,000 is an annual cash retainer paid in quarterly installments and $270,000 of which is an annual equity retainer in the form of RSUs vesting in full on the earlier of the one-year anniversary of the grant date or the date of the next annual meeting following the grant, subject to the director’s continued service as of the applicable vesting date. For new directors, the initial equity retainer is $375,000 in RSUs which vest in three equal installments each year for a period of three years on the earlier of the first, second and third anniversary date of the grant or the date of the first, second and third annual meetings following the grant, respectively, subject to the director’s continued service as of each of the applicable vesting dates.
■Independent Chairman: An additional $30,000 is paid for service as an independent Chairman of the Board, as an annual cash retainer.
■Committee Chairs: Chairs of the audit, compensation and human capital, nominating and corporate governance, and executive committees receive an additional $20,000, $15,000, $10,000, and $20,000, respectively, as an annual cash retainer.
■Committee Members: Members of the audit, compensation and human capital, nominating and corporate governance, and executive committees receive an additional $10,000, $7,500, $5,000, and $10,000, respectively, as an annual cash retainer. We also reimburse all of our directors for (i) up to $10,000 annually for director educational programs and (ii) their reasonable travel and other expenses incurred in attending meetings of the Board or committees and training and educational conferences.
We do not pay directors meeting fees for attending Board or standing committee (audit, compensation and human capital, nominating and corporate governance, and executive committee) meetings; however, certain non-employee directors providing ad hoc committee services may receive a grant of fully vested RSUs on the date of the Annual Meeting with a target grant date value equal to $2,000 times the number of special committee meetings such non-employee director attended since the previous annual meeting date (“Special Committee Fees”), subject to a $20,000 cap. However, if a non-
employee director separates from service with us prior to the date of the Annual Meeting when their Special Committee Fees would otherwise be granted in the form of fully vested RSUs, their Special Committee fees will instead be paid in cash on the date of their separation or shortly thereafter. Based on non-employee director special committee service from the previous annual meeting until the Record Date, the target grant date value of Special Committee Fees awarded to non-
employee directors on the date of the Annual Meeting are estimated to be as follows: $8,000, $14,000, $14,000 and $14,000 for Mr. Alnowaiser, Ms. Lambert, Mr. Liveris and Ms. Wong, respectively. Actual equity award grants made to non-employee directors in fiscal year 2026, including applicable Special Committee Fees, will be reported in the Director Compensation
Table in our proxy statement filed in 2027.
Pursuant to our Amended and Restated 2021 Stock Incentive Plan, we permit directors to elect to defer settlement (beyond vesting) of initial and annual RSUs granted following the conclusion of each regular annual meeting of stockholders, commencing with the 2022 annual meeting of stockholders. Such an election generally only applies to initial and annual
RSU awards granted after the year the election is made and will continue to apply to future annual RSU awards unless the director revokes the election with respect to annual RSU awards granted after the year of revocation. Deferred RSUs, together with any additional RSUs credited by reason of a dividend paid by us, are settled upon the earlier of  (i) termination of service and (ii) a change in control.

2026 Proxy Statement	73

The following table reflects information with respect to the compensation of all non-employee directors of the Company for
2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(4)	Option Awards ($)	All Other Compensation ($)(2)	Total Compensation ($)

Turqi Alnowaiser	90,000	245,312	—	—	335,312

Douglas Grimm	22,857	321,609	—	3,015	347,481

Lisa M. Lambert	40,000	248,741	—	20,298	309,039

Andrew Liveris	55,000	241,883	—	19,220	316,103

Nichelle Maynard-Elliott	52,500	231,574	—	19,220	303,294

Chabi Nouri	36,194	231,574	—	—	267,768

Ori Winitzer	46,306	231,574	—	17,317	295,197

Janet S. Wong	50,000	248,741	—	27,631	326,372

Sherif Marakby(3)	17,143	—	—	8,583	25,726

(1)The amounts in this column reflect the grant date fair values of the RSUs granted to our non-employee directors during 2025, calculated in accordance with FASB ASC Topic 718.
Messrs. Liveris and Ms. Maynard-Elliott have elected to defer settlement of the RSUs.
(2)Represents the value of the personal usage of Company-owned Lucid Air vehicles and the related tax reimbursement attributable to this perquisite.
(3)Mr. Marakby did not stand for reelection at the 2025 Annual Meeting and completed his service on June 5, 2025.
(4)The following table provides information on the number of shares of unvested RSUs and the number of shares of vested RSUs for which payment has been deferred as of December
31, 2025.

Name	RSUs (#)

Turqi Alnowaiser	10,872

Douglas Grimm	15,099

Lisa M. Lambert	19,837

Andrew Liveris	24,764

Nichelle Maynard-Elliott	24,764

Chabi Nouri	12,485

Ori Winitzer	12,485

Janet S. Wong	10,872

Sherif Marakby, former director	—

74	2026 Proxy Statement

CEO Pay Ratio
In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing the following estimated information for 2025:
■the Annual Total Compensation of Mr. Winterhoff, our interim CEO, was $9,768,725;
■the Annual Total Compensation of our median employee was $147,069; and
■the ratio of these two amounts was 66 to 1. We believe that this ratio is a reasonable estimate calculated in a manner consistent with the requirements of the Pay Ratio Rule.
“Annual Total Compensation” of our CEO and median employee for purposes of the Pay Ratio Rule was calculated using the same methodology we used for purposes of determining the annual total compensation for our NEOs for 2025 (as set forth in the Summary Compensation Table), adjusted to include the cost to the Company in 2025 of group medical, dental, and vision coverage, which are provided to all employees on a non-discriminatory basis. Compensation for both our interim CEO and our median employee has been annualized. For our interim CEO, annualization was based on the effective date of his appointment as interim CEO (such that his interim CEO monthly stipend was annualized) and for our median employee, annualization was based on the date of hire. SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
We used December 31, 2025, as the date for determining the employees to be considered in computing the pay ratio. As of
December 31, 2025, our employee population consisted of approximately 9,000 individuals excluding the CEO (of which approximately 88% were located in the United States and approximately 12% were located in jurisdictions outside the United
States). Our employee population consisted of our global workforce of full-time, part-time, seasonal, and temporary employees.
To identify our median employee from our total employee population (excluding our CEO), we used “base pay” for the full
2025 calendar year as our consistently applied compensation measure, which was determined using base salary or base hourly wage as reflected in our payroll records. Based on our consistently applied compensation measure, there were a number of employees at the median compensation level. From this group, we selected the employee with the median tenure, which resulted in two employees. We then compared these two employees and selected the employee with lower total benefits as our median employee, as this employee was more representative of our overall workforce. Using the methodologies described above, our median employee was a full-time employee located in the United States with Annual
Total Compensation of $147,069.

2026 Proxy Statement	75

Pay Versus Performance
The following table sets forth the compensation for our former CEO and interim CEO (also referred to as “PEO”) and the average compensation for our other NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of 2025,
2024, 2023, 2022 and 2021. The table also provides information on our cumulative total shareholder return (“TSR”), the cumulative TSR of our peer group, Net Income and Free Cash Flow.

Pay Versus Performance

							Value of Initial Fixed $100 Investment Based On:

Year	Summary Compensati on Table Total for Prior PEO (Rawlinson) ($)(1)	Compensation Actually Paid to Prior PEO (Rawlinson) ($)(1)(4)	Summary Compensat ion Table Total for Current PEO (Winterhoff) ($)(1)	Compensat ion Actually Paid to Current PEO (Winterhoff) ($)(1)(4)	Average Summary Compensa tion Table Total for Non- PEO Named Executive Officers ($)(1)	Average Compensati on Actually Paid to Non-PEO Named Executive Officers ($)(1)(4)	Total Share holder Retur n ($)	Peer Group Total Shareh older Return ($)(2)	Net Income (in Thousands) ($)	Free Cash Flow (in Thousands) ($)(3)

2025	3,473,069	(399,922)	9,708,987	(278,597)	6,895,268	972,013	4.36	237.09	(2,698,051)	(3,800,070)

2024	1,490,490	(6,467,228)	—	—	5,869,874	3,898,596	12.45	224.42	(2,713,942)	(2,903,515)

2023	6,837,213	(13,293,519)	—	—	8,544,858	3,677,588	17.36	162.40	(2,828,420)	(3,400,397)

2022	596,430	(643,851,664)	—	—	5,756,135	(29,632,802)	28.16	79.05	(1,304,460)	(3,301,110)

2021	565,591,512	1,148,791,229	—	—	21,230,163	55,097,849	156.91	109.93	(2,579,761)	(1,479,353)

(1)  Mr. Rawlinson served as our PEO from fiscal year 2021 to February 2025, and Mr. Winterhoff served as our PEO beginning in February 2025. For 2025, our non-PEO NEOs included
Messrs. Boussaid, Dhingra, and Bach. For 2024, our non-PEO NEOs included Messrs. Dhingra, Winterhoff, Bach and Bell. For 2023, our non-PEO NEOs included Messrs. Dhingra,
Winterhoff, Bach and Bell and Sherry House and for 2022 and 2021, our non-PEO NEOs included Messrs. Bach and Bell and Ms. House.
(2)  The Peer Group TSR set forth in this table utilizes the 20 largest public companies sharing the same SIC code as us, which is SIC code 3711, “Motor Vehicles and Passenger Car
Bodies” (“Motor Vehicles and Passenger Car Bodies Public Company Group”), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting July 23, 2021, through the end of the listed year in the
Company and in the Motor Vehicles and Passenger Car Bodies Public Company Group, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(3)  Free Cash Flow is not a financial measure prepared in accordance with GAAP. For information on how we compute these non-GAAP financial measures and a reconciliation to the most directly comparable financial measures prepared in accordance with GAAP, please refer to “Annex B: Reconciliation of Non-GAAP Financial Measures” in this Proxy Statement.
(4)  The following table shows the adjustments from the Summary Compensation Table total compensation to calculate the “compensation actually paid” to our PEO and Non-PEO NEOs in accordance with the Pay Versus Performance Rules in 2025:

76	2026 Proxy Statement

	Prior PEO 2025 ($)	Current PEO 2025 ($)	Non-PEOs 2025 ($)

Summary Compensation Total	3,473,069	9,708,987	6,895,268

Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	2,058,676	7,720,693	4,946,183

Plus Fiscal Year-End Fair Value for Awards Granted in the Covered Year and Outstanding at Fiscal Year-End	711,118	2,444,587	1,172,594

Plus Fair Value as of the Vesting Date for Awards Granted in the Covered Year and Vested in the Covered Year	—	838,670	690,438

Change in Fiscal Year-End Fair Values of Outstanding Unvested Awards Granted from Prior Years	(1,455)	(3,979,025)	(382,932)

Change in Fair Value as of Vesting Date of Awards Granted from Prior Years that Vested in the Covered Year	(2,523,978)	(1,571,123)	(540,461)

Less Fair Value of Awards Forfeited during the Covered Year	—	—	(1,916,711)

Plus Fair Value of Incremental Dividends or Earnings Paid on Stock Awards	—	—	—

Less Aggregate Change in Actuarial Present Value of Benefit Accumulated Benefit Under Pension Plans	—	—	—

Plus Aggregate Service Cost and Prior Service Cost for Pension Plans	—	—	—

Compensation Actually Paid	(399,922)	(278,597)	972,013

Tabular List of the Most Important Financial Performance Measures
The Company used only the two financial performance measures set forth below to link Compensation Actually Paid to our
NEOs for fiscal 2025 to Company performance.

Performance Measures

Free Cash Flow

Gross Margin

The following are graphical descriptions of the relationships between compensation actually paid to our NEOs versus our cumulative TSR, Net Income, and Free Cash Flow, and between our cumulative TSR and our peer group’s cumulative TSR, for the periods covered in the Pay Versus Performance table.

2026 Proxy Statement	77

COMPENSATION ACTUALLY PAID VERSUS TOTAL SHAREHOLDER RETURN
Compensation Actually Paid
Total Shareholder Return
$1,200,000,000
$1,000,000,000
$800,000,000
$600,000,000
$400,000,000
$200,000,000
$0
-$200,000,000
-$400,000,000
-$600,000,000
-$800,000,000
$5,000,000
$3,000,000
$1,000,000
-$1,000,000
-$3,000,000
-$5,000,000
-$7,000,000
-$9,000,000
-$11,000,000
-$13,000,000
-$15,000,000
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
FY2021
FY2022
FY2023
FY2024
FY2025
Prior PEO Compensation Actually Paid
Current PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Cumulative TSR

COMPENSATION ACTUALLY PAID VERSUS NET INCOME
Compensation Actually Paid
Net Income (in Thousands)
$1,200,000,000
$1,000,000,000
$800,000,000
$600,000,000
$400,000,000
$200,000,000
$0
-$200,000,000
-$400,000,000
-$600,000,000
-$800,000,000
$5,000,000
$3,000,000
$1,000,000
-$1,000,000
-$3,000,000
-$5,000,000
-$7,000,000
-$9,000,000
-$11,000,000
-$13,000,000
-$15,000,000
$0
-$500,000
-$1,000,000
-$1,500,000
-$2,000,000
-$2,500,000
-$3,000,000
FY2021
FY2022
FY2023
FY2024
FY2025
Prior PEO Compensation Actually Paid
Current PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Cumulative TSR

78	2026 Proxy Statement

COMPENSATION ACTUALLY PAID VERSUS FREE CASH FLOW
$1,200,000,000
$1,000,000,000
$800,000,000
$600,000,000
$400,000,000
$200,000,000
$0
-$200,000,000
-$400,000,000
-$600,000,000
-$800,000,000
Compensation Actually Paid
FY2021
FY2022
$5,000,000
$3,000,000
$1,000,000
-$1,000,000
-$3,000,000
-$5,000,000
-$7,000,000
-$9,000,000
-$11,000,000
-$13,000,000
-$15,000,000
Compensation Actually Paid
FY2023
FY2024
FY2025
$0
-$500,000
-$1,000,000
-$1,500,000
-$2,000,000
-$2,500,000
-$3,000,000
-$3,500,000
-$4,000,000
Free Cash Flow (in Thousands)
Prior PEO Compensation Actually Paid
Current PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Cumulative TSR

CUMULATIVE TOTAL SHAREHOLDER RETURN
250
200
150
100
50
0
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
Cumulative TSR
Peer Group TSR

2026 Proxy Statement	79

Security Ownership of Certain Beneficial Owners and
Management
The following table sets forth certain information known to us regarding the beneficial ownership of our Common Stock as of
March 15, 2026 by:
■each person who we know to own beneficially more than 5% of any class of our voting securities;
■each of our named executive officers and directors individually; and
■all of our current executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options, warrants or shares of Convertible Preferred Stock that are currently exercisable or convertible, or exercisable or convertible within 60 days of March 15, 2026. Shares issuable pursuant to such options, warrants or shares of Convertible
Preferred Stock are deemed outstanding for computing the beneficial ownership of the person holding such options but are not outstanding for computing the beneficial ownership of any other person. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares. The beneficial ownership of our Common Stock and Convertible
Preferred Stock in the table is based on, as of March 15, 2026, 330,143,771 shares of our Common Stock issued and outstanding and 175,000 shares of Convertible Preferred Stock issued and outstanding, which is convertible into 52,858,296 shares of Common Stock. Stockholders of shares of Common Stock are entitled to one vote per share of Common Stock.
Stockholders of shares of convertible Preferred Stock are entitled to a number of votes equal to the number of shares of
Common Stock into which the Preferred Stock is convertible, subject to certain adjustments.

80	2026 Proxy Statement

Name of Beneficial Owner(1)	Common Stock		Preferred Stock		Voting Power

	Number of Shares Beneficially Owned	Percentage of Shares Outstanding	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

5% Stockholders(2)

The Public Investment Fund(3)	229,947,163	60%	175,000	100%	60%

Named Executive Officers and Directors

Marc Winterhoff(4)	179,486	*	—	—	*

Taoufiq Boussaid(5)	55,655	*	—	—	*

Gagan Dhingra(6)	67,235	*	—	—	*

Eric Bach(7)	97,761	*	—	—	*

Peter Rawlinson(8)	2,379,445	*	—	—	*

Silvio Napoli	—	—	—	—	—

Turqi Alnowaiser(9)	229,364,580	60%	175,000	100%	60%

Douglas Grimm	—	—	—	—	—

Lisa M. Lambert(10)	5,289	*	—	—	*

Andrew Liveris(11)	145,357	*	—	—	*

Nichelle Maynard-Elliott(12)	15,012	*	—	—	*

Chabi Nouri(13)	13,494	*	—	—	*

Ori Winitzer(14)	14,521	*	—	—	*

Janet S. Wong(15)	15,816	*	—	—	*

All executive officers and directors as a group (11 persons)	229,809,210	60%	175,000	100%	60%

*Less than 1%
(1)Unless otherwise noted, the business address of each of the following entities or individuals is c/o Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560.
(2)Based on information set forth in a Schedule 13G filed with the SEC on April 20, 2026 by Uber Technologies, Inc (“Uber”), Uber has sole voting and dispositive power over 37,753,583 shares of Common Stock and no shared voting or dispositive power over our Common Stock, resulting in approximately 11% beneficial ownership based on the shares outstanding as of March 15, 2026. These shares are held by SMB Holding Corporation, a wholly-owned, indirect subsidiary of Uber. The business address for Uber is 1725 3rd Street, San Francisco,
CA 94158.
(3)PIF has sole voting power over 804,139 shares of Common Stock held directly by PIF, shared voting power over 229,143,024 shares of Common Stock held by Ayar, including
33,136,468 shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock and 19,721,828 shares of Common Stock issuable upon conversion of the
Series B Convertible Preferred Stock, aggregating to a beneficial ownership of 229,947,163 shares of Common Stock held either by PIF or Ayar. The number of shares of Common
Stock issuable upon conversion of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock reflects increases in the compounded returns on the shares of
Series A Convertible Preferred Stock and Series B Convertible Preferred Stock in accordance with the terms thereof. PIF is the sovereign wealth fund of the Kingdom of Saudi Arabia.
Ayar is a wholly owned subsidiary of PIF. The Board of Directors of PIF has dispositive power over the shares held by PIF and Ayar. Mr. Turqi A. Alnowaiser and Mr. Yasir Alsalman are
the co-managers of Ayar, and in such capacity have the authority to vote the securities held by Ayar. Neither Mr. Alnowaiser nor Mr. Alsalman has individual dispositive power with respect to any securities held by Ayar, and each disclaims beneficial ownership of the shares held by Ayar. PIF disclaims beneficial ownership of the Ayar securities except to the extent of its pecuniary interest therein. Interests shown do not include 221,556 shares of Common Stock held by Mr. Alnowaiser or 40,145 shares of Common Stock held by Mr. Yasir
Alsalman. The business address for PIF is Alr’idah Digital City, Building MU04, Al Nakhil District, P.O. Box 6847, Riyadh 11452, The Kingdom of Saudi Arabia.
(4)Interests shown consist of 136,348 shares of Common Stock and 43,138 shares of Common Stock subject to option awards that are currently exercisable or exercisable within 60 days of March 15, 2026.

2026 Proxy Statement	81

(5)Interests shown consist of 55,655 shares of Common Stock.
(6)Interests shown consist of 58,716 shares of Common Stock and 8,519 shares of Common Stock subject to option awards that are currently exercisable or exercisable within 60 days of
March 15, 2026.
(7)Interests shown consist of 97,761 shares of Common Stock.
(8)Interests shown consist of 1,622,465 shares of Common Stock and 756,980 shares of Common Stock subject to option awards that are currently exercisable or exercisable within 60 days of March 15, 2026.
(9)Interests shown consist of  (i) 221,556 shares of Common Stock held by Mr. Alnowaiser and (ii) 229,143,024 shares of Common Stock held by Ayar. Mr. Alnowaiser, who is Deputy
Governor and Head of the International Investments Division of PIF, has shared voting power with respect to the shares held by Ayar and has no pecuniary interest in and disclaims beneficial ownership of such shares. See note (2) above.
(10)Interests shown consist of 5,289 shares of Common Stock.
(11)Interests shown consist of  (i) 55,131 shares of Common Stock held by Mr. Liveris, (ii) 13,892 shares of Common Stock subject to RSUs for which the settlement has been deferred, and (ii) 40,000 shares of Common Stock and 36,334 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock held by Liveris Capital
Partners LLC. Mr. Liveris has investment control over Liveris Capital Partners and disclaims beneficial ownership of such shares and warrants held by Liveris Capital Partners LLC. The business address for Liveris Capital Partners LLC is c/o BDO 225NE Mizner Blvd, Suite 685, Boca Raton, FL 33432.
(12)Interests shown consist of  (i) 1,120 shares of Common Stock held by Ms. Maynard-Elliott and (ii) 13,892 shares of Common Stock subject to vested RSUs for which the settlement has been deferred.
(13)Interests shown consist of  (i) 11,881 shares of Common Stock held by Ms. Nouri and (ii) 1,613 shares of Common Stock subject to vested RSUs that will vest within 60 days of March
15, 2026.
(14)Interests shown consist of  (i) 12,908 shares of Common Stock held by Mr. Winitzer and (ii) 1,613 shares of Common Stock subject to RSUs that will vest within 60 days of March 15,
2026.
(15)Interests shown consist of 15,816 shares of Common Stock.

82	2026 Proxy Statement

Certain Relationships and Related Party Transactions
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year or currently proposed, to which we were a party or will be a party, in which:
■the amount involved exceeds $120,000; and
■any of our directors, director nominees, executive officers, beneficial holders of more than 5% of any class of our capital stock who had or will have a direct or indirect material interest, or any immediate family member of the foregoing persons.
Compensation arrangements are described where required under the sections entitled “Director Compensation” and
“Executive Compensation.”
As referred to in this section, the Public Investment Fund (“PIF”) is an instrumentality of the Kingdom of Saudi Arabia with financial autonomy, as well as independence, in carrying out its investment management and operations activities. Ayar
Third Investment Company (“Ayar”) is a wholly-owned subsidiary of PIF.
Saudi Arabia Manufacturing Facility Lease
On February 27, 2022, we announced that we selected King Abdullah Economic City (“KAEC”) in Saudi Arabia as the
location of our first international manufacturing plant and, through our subsidiary, entered into a development lease agreement with Emaar, The Economic City (“Emaar”) at KAEC. PIF owns an approximately 55% interest in Emaar, the developer of KAEC. We expect to make payments under the agreement in the aggregate amount of approximately SAR 62 million (approximately $16.6 million). During the fiscal year ended December 31, 2025, we made payments under the agreement in the aggregate of approximately SAR 5,422 ($1,446) (exclusive of VAT and service charges).
Gulf International Bank Facility Agreement
On April 29, 2022, our subsidiary Lucid LLC entered into a revolving credit facility agreement (the “GIB Facility Agreement”)
with Gulf International Bank Saudi Arabia (“GIB”), maturing on February 28, 2025. PIF owns approximately 98% interest in
GIB. The GIB Facility Agreement provided for two committed revolving credit facilities in an aggregate principal amount of
SAR 1 billion (approximately $266.1 million). SAR 650 million (approximately $173.0 million) under the GIB Facility
Agreement was available as bridge financing (the “Bridge Facility”) of Lucid LLC’s capital expenditures in connection with
AMP-2. The remaining SAR 350 million (approximately $93.1 million) was available for general corporate purposes (the
“Working Capital Facility”). Loans under the Bridge Facility and the Working Capital Facility had a maturity of no more than
12 months. The Bridge Facility incurred interest at a rate of 1.25% per annum over 3-month SAIBOR and the Working
Capital Facility incurred interest at a rate of 1.70% per annum over 1- to 3-month SAIBOR and associated fees.
On March 12, 2023, Lucid LLC entered into an amendment of the GIB Facility Agreement (together with the GIB Facility
Agreement, the “2023 GIB Facility Agreement”) to combine the Bridge Facility and the Working Capital Facility into a committed SAR 1 billion (approximately $266.1 million) revolving credit facility (the “2023 GIB Credit Facility”) which may be used for general corporate purposes. Loans under the 2023 GIB Facility Agreement have a maturity of no more than 12 months and bear interest at a rate of 1.40% per annum over SAIBOR (based on the term of borrowing) and associated fees.
On February 24, 2025, Lucid LLC entered into an agreement with GIB to renew the 2023 GIB Credit Facility (the “2025 GIB
Credit Facility Agreement,” and together with the 2023 GIB Facility Agreement, the “Amended GIB Facility Agreement”),
maturing on February 24, 2028, to increase the credit facility committed amount from SAR 1.0 billion (approximately $266.1 million) to SAR 1.9 billion (approximately $506.6 million) (the “2025 GIB Credit Facility”). Loans under the 2025 GIB Credit
Facility Agreement may be used for general corporate purposes, have a maturity of no more than 12 months, and bear interest at a rate of 1.40% per annum over SAIBOR (based on the term of borrowing) and associated fees. The Company is required to pay a quarterly commitment fee of 0.25% per annum based on the unutilized portion of the 2025 GIB Credit
Facility.
The largest aggregate amount of principal outstanding under the Amended GIB Facility Agreement during fiscal year 2025 was SAR 1,785.0 million (approximately $476.0 million). During fiscal year 2025, we paid SAR 57.9 million (approximately
$15.4 million) of interest under the Amended GIB Facility Agreement. As of December 31, 2025, we had outstanding borrowings of SAR 1,755.0 million (approximately $468.0 million) with weighted average interest rate of 6.44%. As of
December 31, 2025, availability under the GIB Credit Facility was SAR 143.5 million (approximately $38.3 million), after giving effect to the outstanding letters of credit.

2026 Proxy Statement	83

Construction Service Contract
On July 1, 2022, Lucid LLC entered into a master services agreement and related agreements with Al Bawani Company
Limited (“Al Bawani”) for certain design and construction services in connection with the development of AMP-2. PIF owns an approximately 33% interest in Al Bawani. The capital expenditures incurred to date under these agreements were SAR
2,147.8 million (approximately $572.7 million) as of December 31, 2025. Amounts due to Al Bawani under these agreements was SAR 306.0 million (approximately $81.6 million) as of December 31, 2025.
Ayar Prepaid Forward Transactions
In connection with the pricing of the 5.00% Convertible Senior Notes due in April 2030 (the "2030 Notes"), Ayar entered into a privately negotiated prepaid forward transaction on April 2, 2025 with a forward counterparty that is an affiliate of one of the initial purchasers of the 2030 Notes, pursuant to which Ayar will purchase approximately $430.0 million of the Company’s common stock with delivery expected to occur on or about the maturity date for the 2030 Notes, subject to the ability of the forward counterparty to elect to settle all or a portion of the prepaid forward transaction early.
In connection with the pricing of the  7.00% Convertible Senior Notes due in November 2031 (the "2031 Notes"), Ayar
entered into a privately negotiated prepaid forward transaction on November 11, 2025 with a forward counterparty that is an affiliate of one of the initial purchasers of the 2031 Notes, pursuant to which Ayar will purchase approximately $636.7 million of the Company’s common stock with delivery expected to occur on or about the maturity date for the 2031 Notes, subject to the ability of the forward counterparty to elect to settle all or a portion of the prepaid forward transaction early.
The Company is not a party to the prepaid forward transactions. In connection with Ayar agreeing to enter into and fund the prepaid forward transactions, the Company has agreed to pay a periodic cash fee to Ayar, which shall initially accrue at a rate of 0.5% per annum on the amount of prepaid forward transactions and be recalculated to reflect any early settlement of the prepaid forward transactions. The periodic fee incurred associated with the prepaid forward transactions was $2.0 million for the year ended December 31, 2025, and we have paid $1.1 million of such fee as of December 31, 2025.
April 2026 Subscription Agreement
On April 14, 2026, we entered into a subscription agreement (the “April 2026 Subscription Agreement”) with Ayar, pursuant to which Ayar agreed to purchase 55,000 shares of our Series C Convertible Preferred Stock, par value $0.0001 per share
(“Series C Convertible Preferred Stock”), for an aggregate purchase price of  $550.0 million in a private placement. We expect to issue the shares of Series C Convertible Preferred Stock to Ayar no later than April 28, 2026. Ayar agreed not to sell, transfer, pledge or otherwise dispose of any shares of Series C Convertible Preferred Stock or any shares of Common
Stock issued pursuant to the terms thereof, for a period of 12 months after the date of the private placement.
Sixth Amendment to Investor Rights Agreement
On November 11, 2025, we entered into an amendment to the Investor Rights Agreement (the “Sixth IRA Amendment”).
Pursuant to the Sixth IRA Amendment, Ayar is entitled to certain registration rights, including demand, piggy-back and shelf registration rights, with respect to the shares of Common Stock to be purchased in connection with the Ayar prepaid forward transactions.
Seventh Amendment to Investor Rights Agreement
Pursuant to the April 2026 Subscription Agreement, we agreed to enter into an amendment to the Investor Rights Agreement
(the “Seventh IRA Amendment”). Pursuant to the Seventh IRA Amendment, Ayar will be entitled to certain registration rights, including demand, piggyback and shelf registration rights, with respect to the shares of Series C Convertible Preferred Stock purchased pursuant to the April 2026 Subscription Agreement and any shares of Common Stock issuable upon conversion thereof.
Agreements with Aston Martin
In June 2023, we entered into an agreement (the “Implementation Agreement”) with Aston Martin Lagonda Global Holdings plc (together with its subsidiaries, “Aston Martin”), under which we and Aston Martin have established a long-term strategic technology and supply arrangement. Pursuant to the terms of the Implementation Agreement, we entered into integration and supply arrangements with Aston Martin under which we will provide Aston Martin access to our powertrain, battery system, and software technologies, work with Aston Martin to integrate our powertrain and battery components with Aston

84	2026 Proxy Statement

Martin’s battery electric vehicle chassis, and supply powertrain and battery components to Aston Martin (collectively, the
“Strategic Technology Arrangement”). PIF owns an approximately 14% interest in Aston Martin.
In connection with the Strategic Technology Arrangement, no integration service fees was received in 2025, and we recorded accounts receivable of $2.8 million as of December 31, 2025. We expect to receive the remaining cash payments of  $99 million in technology access fees, along with an additional $4.2 million in integration service fees. Aston Martin has also committed to an effective minimum spend with us on powertrain components of  $225 million.
Saudi Arabia Corporate Office Lease
In July 2023, the Company entered into a lease agreement with King Abdullah Financial District Development and
Management Company, a wholly-owned subsidiary of PIF, for its corporate office in Saudi Arabia. The lease has an initial term of six years expiring in fiscal year 2029. We expect to make payments under the agreement in the aggregate amount of approximately SAR 7.6 million (approximately $2.0 million) (exclusive of VAT and service charges). We made no payment under the agreement, exclusive of VAT and service charges, during the year ended December 31, 2025.
EV Purchase Agreement
In August 2023, Lucid LLC entered into an EV purchase agreement with the Government of Saudi Arabia, as represented by the Ministry of Finance (the “EV Purchase Agreement”). The EV Purchase Agreement supersedes the Letter of Undertaking that Lucid LLC entered into in April 2022. Pursuant to the terms of the EV Purchase Agreement, the Government of Saudi
Arabia and its entities and corporate subsidiaries and other beneficiaries (collectively, the “Purchaser”) may purchase up to
100,000 vehicles, with a minimum purchase quantity of 50,000 vehicles and an option to purchase up to an additional
50,000 vehicles during a ten-year period. Under the EV Purchase Agreement, the Purchaser may reduce the minimum vehicle purchase quantity by the number of vehicles set out in any purchase order not accepted by us or by the number of vehicles that Lucid LLC fails to deliver within six months from the date of the applicable purchase order. The Purchaser also has absolute discretion to decide whether to exercise the option to purchase the additional 50,000 vehicles. The Company recognized net vehicle sales amount of SAR 540.2 million (approximately $144.0 million) during the year ended December
31, 2025.
DDTL Credit Facility
In August 2024, the Company entered into a credit agreement providing for an unsecured delayed draw term loan credit facility (the "DDTL Credit Facility") with Ayar, that may be used for working capital and general corporate purposes. The
DDTL Credit Facility provides for a delayed draw term loan credit facility in an aggregate principal amount of $750.0 million and has a stated maturity date of August 4, 2029. Borrowings under the DDTL Credit Facility bear interest at the applicable interest rates specified in the credit agreement governing the DDTL Credit Facility.
In November 2025, the Company increased the aggregate principal amount of the DDTL Credit Facility from $750.0 million to $1.98 billion. The Company is required to pay a quarterly undrawn fee of 0.50% per annum based on the unutilized portion of the DDTL Credit Facility.
As of December 31, 2025, the Company had no outstanding borrowings under the DDTL Credit Facility. Commitment fee and amortization of the deferred issuance costs were $6.4 million for the year ended December 31, 2025. We paid commitment fee of $3.8 million for the year ended December 31, 2025.
On April 1, 2026, we borrowed $500.0 million under the DDTL Credit Facility. On April 14, 2026, the Company entered into an Amendment No. 2 to Credit Agreement (the “DDTL Amendment”), pursuant to which the aggregate undrawn delayed draw term commitments were increased by $500 million, such that, after giving effect to such increase, the sum of outstanding delayed draw term loans and aggregate undrawn delayed draw term commitments was increased to approximately $2.5 billion. The DDTL Amendment, among other things, also eliminated the minimum liquidity covenant and removed the requirement that the Company fully utilize the borrowing availability under the ABL Credit Agreement (as defined therein) prior to making borrowings under the DDTL Credit Facility.
Uber Vehicle Production Agreement
On July 16, 2025, we entered into a Vehicle Production Agreement (“First VPA”) with Uber Technologies, Inc. (“Uber”), under which Uber and its designated fleet operators have agreed to purchase a minimum commitment of 20,000 Lucid Gravity vehicles that have been modified to include certain autonomous driving hardware and other features (the “Lucid Gravity Plus vehicles”) over a six-year period following the start of production. Uber and Lucid will collaborate with Nuro, Inc., as the

2026 Proxy Statement	85

provider of autonomous driving software, to develop and deploy a fleet of autonomous vehicles to be used as robotaxis on the Uber platform.
Uber Second Vehicle Production Agreement
On April 14, 2026, we entered into a Second Vehicle Production Agreement (the “Second VPA”) with Uber, under which Uber and its designated fleet operators have agreed to purchase a minimum commitment of 25,000 Lucid Midsize vehicles (the
“Second VPA Minimum Quantity Guarantee”) for use as robotaxis that have been modified to include certain autonomous driving hardware and other features (the “Lucid Midsize Plus vehicles”) over a six-year period following the start of production. Start of production of Lucid Midsize Plus vehicles is targeted to occur in late 2028.
Pursuant to the offset provisions under the First VPA, the Second VPA Minimum Quantity Guarantee increased the aggregate number of Lucid Gravity Plus and Lucid Midsize Plus vehicles Uber is committed to purchase to at least 35,000 units.
2026 Uber Subscription Agreement
On April 14, 2026, we entered into a subscription agreement with a subsidiary of Uber, SMB Holding Corporation (“SMB”), under which we agreed to issue and SMB agreed to purchase $200.0 million of our Common Stock in a private placement
(the “2026 Uber Private Placement”). SMB agreed not to sell, transfer, pledge or otherwise dispose of any shares of
Common Stock issued in the 2026 Uber Private Placement, for a period of 18 months after the date of such private placement. SMB is entitled to certain registration rights, including piggyback and shelf registration rights, with respect to the shares of Common Stock issued in the 2026 Uber Private Placement.
Executive Officer and Director Compensation Arrangements
See “Executive Compensation” and “Director Compensation” for information regarding compensation arrangements with our executive officers and directors, respectively, which include, among other things, employment, termination of employment and change in control arrangements, stock awards, stock options and certain other benefits.
Director and Executive Officer Indemnification
Our certificate of incorporation provides for indemnification for directors and certain officers to the fullest extent permitted by law. We entered into indemnification agreements with each director and executive officer and certain other officers. Such agreements provide among other things, our officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted by law, including to the extent they serve at our request as directors, officers, employees or other agents of any other affiliated entity, to the fullest extent permitted by law.
POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A
“related person” means:
■any person who is, or at any time during the applicable period was, one of our executive officers or directors;
■any person who is known by us to be the beneficial owner of more than 5% of our voting stock;
■any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, step-parent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock; and
■any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.
We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any actual or potential conflicts of interest that

86	2026 Proxy Statement

may exist from time to time. Specifically, pursuant to our Audit Committee charter, our Audit Committee has the responsibility to review related person transactions.
Our Audit Committee has also established standing pre-approvals for certain classes of related party transactions, such as sales of our vehicles, parts, services, merchandise, and other Lucid products and services purchased by related persons at market prices.
DELINQUENT SECTION 16(A) REPORTS
SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms filed with the SEC and written representations from our executive officers and directors, we believe that during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements were satisfied on a timely basis, except for one Form 4 that was filed on December 15, 2025, reporting one transaction for Ayar
Third Investment Company relating to shares that were purchased under a prepaid forward transaction. Ayar Third
Investment Company timely signed and authorized the Form 4 filing and the Form 4 filing was late due to a clerical error.

2026 Proxy Statement	87

Householding of Proxy Materials; Availability of Annual
Report
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for
Proxy Availability Notice or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Availability Notice or other proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A
Proxy Availability Notice or proxy materials will be delivered in a single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Availability Notice or proxy materials, please notify your broker, bank or other institution where you hold your shares. Stockholders who currently receive multiple copies of the Proxy Availability Notice or proxy materials at their address and would like to request householding of their communications should contact their broker, bank or other institution where they hold their shares. In addition, we will promptly deliver, upon written or oral request to
Lucid Investor Relations at 7373 Gateway Boulevard, Newark, CA 94560, by email: investor@lucidmotors.com, or by telephone: (510) 648-3553, a separate copy of the Proxy Availability Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
A copy of our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on February 24,
2026, is available without charge upon written request to Investor Relations, Lucid Group, Inc., 7373 Gateway Boulevard,
Newark, CA 94560 or by accessing a copy on our website at ir.lucidmotors.com/financials/sec-filings in the Investors section under “SEC Filings.” Information on or accessible through our website is not incorporated by reference in this Proxy
Statement.
Other Matters
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

2026 Proxy Statement

Annex A
LUCID GROUP, INC.
AMENDED AND RESTATED 2021 STOCK
INCENTIVE PLAN

2026 Proxy Statement	A-i

A-ii	2026 Proxy Statement

2026 Proxy Statement	A-iii

2026 Proxy Statement	A-1

Lucid Group, Inc.
Amended and Restated 2021 Stock Incentive Plan
SECTION 1.  ESTABLISHMENT AND PURPOSE.
The Plan was initially adopted by the Board on February 22, 2021. The Plan was amended on June 21, 2021, amended and restated on April 27, 2022, amended and restated on March 2, 2023, amended and restated on April 22, 2024, amended and restated on April 22, 2025 and is hereby further amended and restated effective as of April 21, 2026. Unless otherwise specifically provided in the Plan, the Plan shall be effective as of the Effective Date. The Plan’s purpose is to enhance the
Company’s ability to attract, retain, incent, reward, and motivate persons who make (or are expected to make) important contributions to the Company and its Subsidiaries and Affiliates by providing these individuals with equity ownership and other incentive opportunities.
The Plan is intended as the successor to and continuation of the 2021 Plan. Following the Effective Date, no additional stock awards may be granted under the 2021 Plan, 2014 Plan or 2009 Plan. From and after the Effective Date, all outstanding stock awards granted under the 2021 Plan, 2014 Plan and 2009 Plan will remain subject to the terms of the 2021 Plan, 2014
Plan or 2009 Plan, as applicable; provided, however, that any Shares subject to stock awards granted under the 2021 Plan,
2014 Plan or 2009 Plan outstanding as of the Effective Date that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required to vest such shares; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (the “Returning Shares”) will immediately be added to the Shares available for issuance under this Plan (as further described in Section 5(a) below) as and when such shares become Returning Shares, and become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after the Effective Date will be subject to the terms of this Plan.
SECTION 2.  DEFINITIONS.
(a)“2009 Plan” means the 2009 Share Plan of Atieva, Inc., as amended.
(b)“2014 Plan” means the 2014 Share Plan of Atieva, Inc., as amended.
(c)“2021 Plan” means the Atieva, Inc. 2021 Stock Incentive Plan, as amended.
(d)“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
(e)“Award” means any award of an Option, a SAR, a Restricted Share, a Restricted Stock Unit, a Cash-Based Award
or a Stock Purchase Right under the Plan.
(f)“Award Agreement” means the agreement between the Company and the recipient of an Award which contains the terms, conditions and restrictions pertaining to such Award.
(g)“Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.
(h)“Cash-Based Award” means an Award that entitles the Participant to receive a cash-denominated payment.
(i)“Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and the Company applicable to an Award, any of the following: (i)
Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) Participant’s conviction of a felony, any crime involving moral turpitude or a misdemeanor where imprisonment is imposed, (iv)
Participant’s gross incompetence in performing his or her duties to the Company or any of its Subsidiaries or Affiliates, (v)
Participant’s material failure to comply with applicable laws or governmental regulations related to or in the course of
Participant’s employment with or providing services to the Company or any of its Subsidiaries or Affiliates, (vi) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (vii)

A-2	2026 Proxy Statement

Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 5(d) below, and the term
“Company” will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.
(j)“Change in Control” means the occurrence of any of the following events:
(i)A change in the composition of the Board occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:
(A)Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or
(B)Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”);
provided, however, that for this purpose, the “original directors” and “continuing directors” shall not include any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;
(ii)Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily
(and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the
“Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding Shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company;
(iii)The consummation of a merger or consolidation of the Company or a Subsidiary of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A)
the Company (or its successor) and (B) any direct or indirect parent corporation of the Company (or its successor);
or
(iv)The sale, transfer, or other disposition of all or substantially all of the Company’s assets.
For purposes of subsection (j)(i) above, the term “look-back” date means the later of  (1) the Effective Date and (2) the date that is 24 months prior to the date of the event that may constitute a Change in Control.
For purposes of subsection (j)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and
14(d) of the Exchange Act, but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.
Any other provision of this Section 2(j) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States
Securities and Exchange Commission in connection with an initial or secondary public offering of securities or debt of the
Company to the public.
(k)“Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

2026 Proxy Statement	A-3

(l)“Committee” means the Compensation and Human Capital Committee as designated by the Board, which is authorized to administer the Plan, as described in Section 3 hereof.
(m)“Company” means Lucid Group, Inc., a Delaware corporation, or any successor thereto.
(n)“Consultant” means a natural person who is a consultant or advisor and who provides bona fide services to the
Company, a Parent, a Subsidiary, or an Affiliate as an independent contractor (not including service as a member of the
Board) or a member of the Board of a Parent or a Subsidiary, in each case who is not an Employee, provided that such bona fide services shall not be in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
(o)“Disability” means any permanent and total disability as defined by Section 22(e)(3) of the Code.
(p)“Effective Date” means the original effective date of this Plan, which was July 23, 2021, the date of the closing of the transactions contemplated by the Agreement and Plan of Merger by and among Churchill Capital Corp IV, a Delaware corporation (the “SPAC”), a new wholly-owned subsidiary of the SPAC and the Company, dated as of February 22, 2021 (the
“Merger Agreement”).
(q)“Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary, or an
Affiliate.
(r)“ESPP Addendum” means the Lucid Group, Inc. Amended and Restated 2021 Employee Stock Purchase Plan
attached to this Plan as Exhibit A.
(s)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(t)“Exercise Price” means, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Option Award Agreement. “Exercise Price” means, in the case of a
SAR, an amount, as specified in the applicable SAR Award Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.
(u)“Fair Market Value” with respect to a Share, means the market price of one Share, determined by the Committee as follows:
(i)If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Quote system;
(ii)If the Stock was traded on any established stock exchange (such as the New York Stock Exchange, The Nasdaq
Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the
Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system;
or
(iii)If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.
(v)“ISO” means an employee incentive stock option described in Section 422 of the Code.
(w)“Nonstatutory Option” or “NSO” means an employee stock option that is not an ISO or a Stock Purchase Right.
(x)“Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.
(y)“Outside Director” means a member of the Board who is not a common-law employee of, or paid consultant to, the
Company, a Parent or a Subsidiary.

A-4	2026 Proxy Statement

(z)“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the
Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a
Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.
(aa)“Participant” means a person who holds an Award.
(bb)“Plan” means this Amended and Restated 2021 Stock Incentive Plan of Lucid Group, Inc., as amended from time to time.
(cc)“Purchase Price” means the consideration for which one Share may be acquired under the Plan (other than upon (i)
exercise of an Option or (ii) exercise of any Stock Purchase Right under the ESPP Addendum), as specified by the
Committee.
(dd)“Restatement Date” means the date of the Company’s 2022 Annual Meeting of Stockholders, “Second Restatement
Date” means the date of the Company’s 2023 Annual Meeting of Stockholders, “Third Restatement Date” means the date of the Company’s 2024 Annual Meeting of Stockholders, “Fourth Restatement Date” means the date of the Company’s 2025
Annual Meeting of Stockholders, and “Fifth Restatement Date” means the date of the Company’s 2026 Annual Meeting of
Stockholders.
(ee)“Restricted Share” means a Share awarded under the Plan.
(ff)“Restricted Stock Unit” means a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Restricted Stock Unit Award Agreement.
(gg)“SAR” means a stock appreciation right granted under the Plan.
(hh)“Section 409A” means Section 409A of the Code and any regulations or guidance promulgated thereunder.
(ii)“Securities Act” means the United States Securities Act of 1933, as amended, the rules and regulations promulgated thereunder.
(jj)“Service” means service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three months after such
Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract.
Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work.
The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.
(kk)“Share” means one Share of Stock, as adjusted in accordance with Section 13 (if applicable).
(ll)“Stock” means the common stock of the Company, par value $0.0001.
(mm)“Stock Purchase Right” means an option to purchase Shares granted pursuant to the ESPP Addendum.
(nn)“Subsidiary” means any corporation, if the Company owns and/or one or more other Subsidiaries own not less than
50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date. The determination of whether an entity is a “Subsidiary” shall be made in accordance with Section 424(f) of the code.
SECTION 3.  ADMINISTRATION.
(a)Committee Composition.  The Plan shall be administered by a Committee appointed by the Board, or by the Board acting as the Committee. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy such requirements of the New York Stock Exchange
(“NYSE”) or the Nasdaq Stock Market (“Nasdaq”), as applicable, and as the Securities and Exchange Commission may

2026 Proxy Statement	A-5

establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.
(b)Committee Appointment.  The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan, grant Awards under the Plan and determine all terms of such grants, in each case with respect to all
Employees, Consultants and Outside Directors (except such as may be on such committee), provided that such committee or committees may perform these functions only with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act. Within the limitations of the preceding sentence, any reference in the
Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board or Committee may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board or Committee shall specify the total number of Awards that such officers may so award.
(c)Committee Responsibilities.  Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
(i)To interpret the Plan and to apply its provisions;
(ii)To adopt, amend, or rescind rules, procedures, and forms relating to the Plan;
(iii)To adopt, amend, or terminate (A) the ESPP Addendum and (B) any sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;
(iv)To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(v)To determine when Awards are to be granted under the Plan;
(vi)To select the Participants to whom Awards are to be granted;
(vii)To determine the type of Award and number of Shares or amount of cash to be made subject to each Award;
(viii)To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and
Purchase Price of any Award, and the vesting or duration of the Award (including accelerating the vesting of
Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as an NSO, to specify the provisions of the agreement relating to such
Award and to determine and establish the terms and conditions of any Stock Purchase Right granted pursuant to the ESPP Addendum;
(ix)To amend any outstanding Award Agreement, subject to applicable legal restrictions and to the consent of the
Participant if the Participant’s rights or obligations would be materially impaired;
(x)To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;
(xi)To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;
(xii)To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;
(xiii)To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement;
(xiv)To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting, and/or ability to retain any Award;

A-6	2026 Proxy Statement

(xv)to administer the ESPP Addendum and exercise such authority and take such actions as set forth in the ESPP
Addendum; and
(xvi)To take any other actions deemed necessary or advisable for the administration of the Plan.
Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the
Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the
Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. Consistent with Article
VIII of the Company’s Third Amended and Restated Certificate of Incorporation (or any successor provision), and to the fullest extent permitted by applicable law (as it now exists and as it may hereafter be amended), no member of the
Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any
Award under the Plan.
SECTION 4.  ELIGIBILITY.
(a)General Rule.  Only Employees, Consultants and Outside Directors shall be eligible for the grant of Awards. Only common- law employees of the Company, a Parent, or a Subsidiary shall be eligible for the grant of ISOs and Stock
Purchase Rights.
(b)Ten-Percent Stockholders.  An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.
(c)Attribution Rules.  For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be deemed to be owned proportionately by or for its stockholders, partners, or beneficiaries.
(d)Outstanding Stock.  For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include Shares authorized for issuance under outstanding options held by the Employee or by any other person.
SECTION 5.  STOCK SUBJECT TO PLAN; DIRECTOR COMPENSATION LIMIT.
(a)Basic Limitation.  Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. As of the Fifth Restatement Date, the maximum aggregate number of Shares authorized for issuance as Awards under the Plan on or after the Effective Date shall not exceed the sum of  (x) 61,366,924 Shares (consisting of the following amounts, as equitably adjusted to reflect the reverse stock split at a ratio of one-for-ten of the Company’s Stock effected on August 29,
2025 with respect to increases approved by the Board prior to August 29, 2025: (i) 23,500,000 Shares approved by the
Board on April 21, 2026; (ii) 18,400,000 Shares approved by the Board on April 22, 2025, (iii) 11,900,000 Shares approved by the Board on April 22, 2024, (iv) 3,916,657 Shares approved by the Board on March 2, 2023, (v) 1,500,000 Shares approved by the Board on April 27, 2022, (vi) 1,250,000 Shares initially authorized for issuance under the Plan as of the
Effective Date and (vii) an additional 900,267 Shares initially authorized under the Plan as of the Effective Date which represents the number of Shares equal to the number of unallocated shares of stock of Atieva, Inc. remaining available for issuance under the 2021 Plan, 2014 Plan and 2009 Plan as of the Effective Date (as adjusted by the conversion ratio pursuant to the terms of the Merger Agreement in connection with the consummation of the transactions contemplated by the Merger Agreement)), plus (y) the Returning Shares, if any, which become available for grant under this Plan from time to time on or after the Effective Date. Notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan on or after the Effective Date shall not exceed
61,336,924 Shares (on a reverse stock split-adjusted basis) plus, to the extent allowable under Section 422 of the Code, any
Shares that become available for issuance under the Plan pursuant to Section 5(c). In addition, notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of Stock Purchase Rights granted under the Plan and the ESPP Addendum on or after the Effective Date shall not exceed 61,366,924 Shares. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 13. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for

2026 Proxy Statement	A-7

issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
(b)Additional Shares.  If Restricted Shares or Shares issued upon the exercise of options are forfeited, then such
Shares shall again become available for Awards under the Plan. If Restricted Stock Units, Options, SARs or Stock Purchase
Rights are forfeited or terminate for any reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then the corresponding Shares shall again become available for Awards under the Plan. If
Restricted Stock Units or SARs are settled, then only the number of Shares (if any) actually issued in settlement of such
Restricted Stock Units or SARs shall reduce the number available in Section 5(a) and the balance (including any Shares withheld to satisfy tax withholding obligations) shall again become available for Awards under the Plan. Any Shares withheld to satisfy the Exercise Price or tax withholding obligation pursuant to any Award of Options or SARs shall be added back to the Shares available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(b), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Shares that are forfeited and do not become vested.
(c)Substitution and Assumption of Awards.  The Committee may make Awards under the Plan by assumption, substitution, or replacement of stock options, stock appreciation rights, restricted stock units, or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution, or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation, or similar transaction involving the Company (and/or its Parent or
Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate, notwithstanding limitations on Awards in the Plan. Any such substitute or assumed Awards shall not count against the Share limitation set forth in Section 5(a) (nor shall Shares subject to such Awards be added to the Shares available for Awards under the Plan as provided in Section 5(b) above), except that
Shares acquired by exercise of substitute ISOs will count against the maximum number of Shares that may be issued pursuant to the exercise of ISOs under the Plan.
(d)Outside Director Compensation Limit.  The maximum number of Shares subject to Awards granted under the Plan or otherwise during any one calendar year to any Outside Director, taken together with any cash fees paid by the Company to such Outside Director during such calendar year for service on the Board (excluding any arrangements entered into prior to the Effective Date), will not exceed seven-hundred and fifty thousand dollars ($750,000) in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes, or, with respect to the calendar year in which an Outside Director is first appointed or elected to the Board, one-million dollars ($1,000,000)).
(e)No Repricing.  Notwithstanding any other provision of the Plan to the contrary, except in connection with a corporate transaction involving the Company (including, without limitation, a Change in Control and any transaction or event described in Section 13), the Committee may not, without stockholder approval, (X) effect any re-pricing or buyout of any
“underwater” Option or SAR, including by: (i) amending or modifying the terms of the Option or SAR to lower the exercise price; (ii) cancelling the underwater Option or SAR and granting in exchange therefor either (A) replacement Options or
SARs having a lower exercise price or (B) Restricted Shares or Restricted Stock Units; or (iii) cancelling or repurchasing the underwater Options or SARs for cash or other securities or (Y) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal securities market on which Stock is traded.
Any amendment or repeal of this Section 5(e) shall require the approval of the stockholders of the Company.
(f)Prohibition on Dividends on Unvested Awards.  Dividends or dividend equivalents may be credited on behalf of a
Participant with respect to the unvested portion of an Award, in accordance with the other terms of the Plan (and applicable
Award Agreement). However, for the avoidance of doubt, in no event shall any dividends or dividend equivalents credited with respect to the unvested portion of an Award be distributed to the Participant unless or until such unvested portion of the
Award has been earned (if applicable) and has vested.
SECTION 6.  RESTRICTED SHARES.
(a)Restricted Share Award Agreement.   Each grant of Restricted Shares under the Plan shall be evidenced by a
Restricted Share Award Agreement between the Participant and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Award Agreements entered into under the Plan need not be identical.
(b)Payment for Awards.   Restricted Shares may be sold or awarded under the Plan for such consideration as the
Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services, and future services.

A-8	2026 Proxy Statement

(c)Vesting.   Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award Agreement. A Restricted Share
Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events.
(d)Voting and Dividend Rights.   A holder of Restricted Shares awarded under the Plan shall have the same voting, dividend, and other rights as the Company’s other stockholders, except that in the case of any unvested Restricted Shares, the holder shall not be entitled to any dividends or other distributions paid or distributed by the Company in respect of outstanding Shares. Notwithstanding the foregoing, at the Committee’s discretion, the holder of unvested Restricted Shares may be credited with such dividends and other distributions, provided that such dividends and other distributions shall be paid or distributed to the holder only if, when and to the extent such unvested Restricted Shares vest. The value of dividends and other distributions payable or distributable with respect to any unvested Restricted Shares that do not vest shall be forfeited. At the Committee’s discretion, the Restricted Share Award Agreement may require that the holder of Restricted
Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions as the Award with respect which the dividend was paid. For the avoidance of doubt, other than with respect to the right to receive dividends and other distributions, the holders of unvested Restricted Shares shall have the same voting rights and other rights as the Company’s other stockholders in respect of such unvested Restricted
Shares.
(e)Restrictions on Transfer of Shares.   Restricted Shares shall be subject to such rights of repurchase, rights of first refusal, or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted
Share Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.
(a)Option Award Agreement.   Each grant of an Option under the Plan shall be evidenced by an Option Award
Agreement between the Participant and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the
Committee deems appropriate for inclusion in an Option Award Agreement. The Option Award Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Option Award Agreements entered into under the
Plan need not be identical.
(b)Number of Shares.   Each Option Award Agreement shall specify the number of Shares that are subject to the
Option and shall provide for the adjustment of such number in accordance with Section 13.
(c)Exercise Price.   Each Option Award Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and the Exercise Price of an NSO shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this
Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise
Price shall be payable in one of the forms described in Section 8.
(d)Withholding Taxes.   As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
(e)Exercisability and Term.   Each Option Award Agreement shall specify the date when all or any installment of the
Option is to become exercisable. The Option Award Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(b)). An Option Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section
7(e), the Committee in its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

2026 Proxy Statement	A-9

(f)Exercise of Options.   Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Participant’s estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
(g)No Rights as a Stockholder.   A Participant shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a share certificate for such Shares. No adjustments shall be made, except as provided in Section 13.
(h)Modification, Extension and Renewal of Options.   Subject to Section 5(e), within the limitations of the Plan, the
Committee may modify, extend, or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or for cash. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, materially impair his or her rights or obligations under such Option; provided, however, that an amendment or modification that may cause an ISO to become a NSO, and any amendment or modification that is required to comply with the rules applicable to ISOs, shall not be treated as materially impairing the rights or obligations of the
Participant.
(i)Restrictions on Transfer of Shares.  Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal, and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Option Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
(j)Buyout Provisions.   Subject to Section 5(e), the Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (ii) authorize a Participant to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
(k)No Dividend Equivalents on Options.   No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options (except pursuant to an adjustment or other action contemplated by Section 13).
SECTION 8.  PAYMENT FOR SHARES.
(a)General Rule.   The entire Exercise Price or Purchase Price of Shares issued under the Plan (other than Shares issued under the ESPP Addendum which shall be governed by the terms of the ESPP Addendum) shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b)
through Section 8(h) below. The payment for Shares issuable pursuant to the ESPP Addendum shall be subject to the terms and conditions as set forth in the ESPP Addendum.
(b)Surrender of Stock.   To the extent that an Option Award Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Participant or his or her representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price of an Option if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.
(c)Services Rendered.   At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the
Participant and the sufficiency of the consideration to meet the requirements of Section 6(b).
(d)Cashless Exercise.   To the extent that an Option Award Agreement so provides, if the Stock is traded on an established securities market, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

A-10	2026 Proxy Statement

(e)Exercise/Pledge.   To the extent that an Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge
Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate
Exercise Price.
(f)Net Exercise.   To the extent that an Option Award Agreement so provides, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price (plus tax withholdings, if applicable) and any remaining balance of the aggregate Exercise Price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Participant in cash or any other form of payment permitted under the Option Award Agreement.
(g)Promissory Note.   To the extent that an Option Award Agreement or Restricted Share Award Agreement so
provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.
(h)Other Forms of Payment.   To the extent that an Option Award Agreement or Restricted Share Award Agreement so
provides, payment may be made in any other form that is consistent with applicable laws, regulations, and rules.
(i)Limitations under Applicable Law.   Notwithstanding anything herein or in an Option Award Agreement or Restricted
Share Award Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the
Committee in its sole discretion.
SECTION 9.  STOCK APPRECIATION RIGHTS.
(a)SAR Award Agreement.  Each grant of a SAR under the Plan shall be evidenced by a SAR Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Award Agreements entered into under the Plan need not be identical.
(b)Number of Shares.  Each SAR Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 13.
(c)Exercise Price.  Each SAR Award Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this
Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.
(d)Exercisability and Term.  Each SAR Award Agreement shall specify the date when all or any installment of the
SAR is to become exercisable. The SAR Award Agreement shall also specify the term of the SAR. A SAR Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability, retirement, or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a
Change in Control.
(e)Exercise of SARs.  Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the
Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.
(f)Modification, Extension or Assumption of SARs.  Subject to Section 5(e), within the limitations of the Plan, the
Committee may modify, extend, or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of
Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different

2026 Proxy Statement	A-11

number of Shares or cash. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.
(g)Buyout Provisions.  Subject to Section 5(e), the Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (ii) authorize a Participant to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
(h)No Dividend Equivalents on SARs.  No grant of SARs may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such SARs (except pursuant to an adjustment or other action contemplated by Section 13).
SECTION 10.  RESTRICTED STOCK UNITS.
(a)Restricted Stock Unit Award Agreement.  Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Award Agreement between the Participant and the Company. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.
The provisions of the various Restricted Stock Unit Award Agreements entered into under the Plan need not be identical.
(b)Payment for Awards.  To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.
(c)Vesting Conditions.  Each Award of Restricted Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Award Agreement. A
Restricted Stock Unit Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, retirement, or other events.
(d)Voting and Dividend Rights.  The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Restricted Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right, if awarded, entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Dividend equivalents may also be converted into additional
Restricted Stock Units at the Committee’s discretion. Dividend equivalents shall not be distributed prior to settlement of the
Restricted Stock Unit to which the dividend equivalents pertain. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Restricted Stock
Units to which they attach. The value of dividend equivalents payable or distributable with respect to any unvested
Restricted Stock Units that do not vest shall be forfeited.
(e)Form and Time of Settlement of Restricted Stock Units.  Settlement of vested Restricted Stock Units may be made in the form of  (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Committee. The actual number of
Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Restricted Stock Unit
Award Agreement may provide that vested Restricted Stock Units may be settled in a lump sum or in installments. A
Restricted Stock Unit Award Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 13.
(f)Death of Participant.  Any Restricted Stock Unit Award that becomes payable after the Participant’s death shall be distributed to the Participant’s beneficiary or beneficiaries. Each recipient of a Restricted Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Restricted Stock Units Award that becomes payable after the Participant’s death shall be distributed to the Participant’s estate.
(g)Creditors’ Rights.  A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Award Agreement.

A-12	2026 Proxy Statement

SECTION 11.  CASH-BASED AWARDS
The Committee may, in its sole discretion, grant Cash-Based Awards to any Participant in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant and specify in an applicable Award Agreement. The Committee shall determine the maximum duration of the Cash-Based Award, the amount of cash which may be payable pursuant to the Cash-Based Award, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Committee shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula, or payment ranges as determined by the Committee. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in Shares, as the Committee determines.
SECTION 12.  STOCK PURCHASE RIGHTS
The Committee may, in its sole discretion, grant Stock Purchase Rights under the Plan to any Participant that is an
Employee in such number or amount and upon such terms, and subject to such conditions, as set forth in the ESPP
Addendum. To the extent any term of the ESPP Addendum conflicts with this Plan, the terms of the ESPP Addendum shall control; provided, however, notwithstanding the foregoing, the issuance of Stock Purchase Rights pursuant to the ESPP
Addendum and the purchase of Shares thereunder shall be subject to the terms, conditions and limitations set forth in
Section 5 of the Plan, including but not limited to the maximum number of Shares that may be issued pursuant to the ESPP
Addendum. The ESPP Addendum is intended to comply with the requirements of Section 423 of the Code to the maximum extent permitted by law as further set forth in the ESPP Addendum. The Committee may adopt such additional documents referenced in the ESPP Addendum and may adopt such rules and conditions related to the ESPP Addendum, as the
Committee deems necessary and advisable to administer the ESPP Addendum in accordance with its terms. The Committee may further take such actions and adopt such documents with respect to the ESPP Addendum as required for the ESPP
Addendum to satisfy the requirements of Section 423 of the Code to the extent required by appliable law and as set forth in the ESPP Addendum. Payment with respect to a Stock Purchase Right shall be made in accordance with the terms of the
ESPP Addendum and any other documents governing such Stock Purchase Rights adopted by the Committee. Shares issued under the ESPP Addendum shall reduce the number of Shares available under Section 5.
SECTION 13.  ADJUSTMENT OF SHARES.
(a)Adjustments.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of
Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of
Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:
(i)The class(es) and number of securities available for future Awards and the limitations set forth under Section 5;
(ii)The class(es) and number of securities covered by each outstanding Award;
(iii)The Exercise Price under each outstanding Option and SAR; and
(iv)Stock Purchase Rights to the extent set forth in the ESPP Addendum.
The Committee will make such adjustments, and its determination will be final, binding and conclusive.
(b)Dissolution or Liquidation.  To the extent not previously exercised or settled, Options, SARs, and Restricted Stock
Units shall terminate immediately prior to the dissolution or liquidation of the Company and Stock Purchase Rights shall be subject to such treatment as set forth in the ESPP Addendum.
(c)Merger or Reorganization.  In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A, such agreement may provide for one or more of the following with respect to Awards other than Stock Purchase Rights, without limitation:
(i)The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;
(ii)The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

2026 Proxy Statement	A-13

(iii)The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding
Awards;
(iv)Immediate vesting, exercisability, or settlement of outstanding Awards followed by the cancellation of such
Awards upon or immediately prior to the effectiveness of such transaction;
(v)Cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the merger or reorganization, in exchange for such cash or equity consideration (including no consideration) as the Committee, in its sole discretion, may consider appropriate; or
(vi)Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such
Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), provided that any such amount may be delayed to the same extent that payment of consideration to the holders of Stock in connection with the merger or reorganization is delayed as a result of escrows, earnouts, holdbacks or other contingencies;
in each case without the Participant’s consent. Any acceleration of payment of an amount that is subject to Section 409A will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A. In addition, in the event that the Company is a party to a merger or other reorganization, outstanding Stock Purchase Rights shall be subject to the terms of the ESPP Addendum.
The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.
(d)Change in Control.  In addition to (and without limiting) the actions that may be taken under Section 13(c), in the event of a Change in Control in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not continue, assume or settle (subject to vesting) outstanding Awards (other than
Stock Purchase Rights), or substitute similar stock awards for outstanding Awards (other than Stock Purchase Rights), then with respect to any such Awards that have not been continued, assumed, settled or substituted, the Committee may determine, at the time of granting an Award or thereafter, that the vesting (and exercisability, if applicable) of any such
Awards (or portion thereof) will be accelerated in full (and with respect to any such Awards subject to performance-based vesting, that vesting shall be deemed satisfied at the target level or based on actual performance measured in accordance with the applicable performance goals as of the date of the Change in Control, or the greater thereof) to a date prior to the effective time of the Change in Control (contingent upon the closing or completion of the Change in Control) as the
Committee will determine (or, if the Committee does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and any reacquisition or repurchase rights held by the Company with respect to such vested Awards will lapse (contingent upon the closing or completion of the Change in Control). In addition, the
Committee may determine, at the time of granting an Award (other than Stock Purchase Rights) or thereafter, that such
Award shall become exercisable or vested as to all or part of the Shares subject to such Award in the event that a Change in
Control occurs with respect to the Company. The Committee will have no obligation to treat all Awards, all Awards held by a
Participant, or all Awards of the same type, similarly. Notwithstanding the foregoing, upon a Change in Control Stock
Purchase Rights shall be subject to the terms of the ESPP Addendum.
(e)Reservation of Rights.  Except as provided in this Section 13, a Participant shall have no rights by reason of any subdivision or consolidation of Shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of Shares of stock of any class. Any issue by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price (or purchase price with respect to any Stock Purchase Right) of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets. In the event of any change affecting the Shares or the Exercise Price (or purchase price with respect to any Stock Purchase Right) of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to 30 days prior to the occurrence of such event. Notwithstanding the foregoing, Stock Purchase Rights shall be subject to the terms of the ESPP Addendum.

A-14	2026 Proxy Statement

SECTION 14.  DEFERRAL OF AWARDS.
(a)Committee Powers.  Subject to compliance with Section 409A, the Committee (in its sole discretion) may permit or require a Participant to:
(i)Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Restricted Stock Units credited to a deferred compensation account established for such Participant by the
Committee as an entry on the Company’s books;
(ii)Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or
SAR converted into an equal number of Restricted Stock Units; or
(iii)Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or
SAR or the settlement of Restricted Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books.
Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.
(b)General Rules.  A deferred compensation account established under this Section 14 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee
(in its sole discretion) may establish rules, procedures, and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 14.
SECTION 15.  AWARDS UNDER OTHER PLANS.
The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under the Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Restricted
Stock Units and shall, when issued, reduce the number of Shares available under Section 5.
SECTION 16.  PAYMENT OF DIRECTOR’S FEES IN SECURITIES.
(a)Effective Date.  No provision of this Section 16 shall be effective unless and until the Board has determined to implement such provision.
(b)Elections to Receive NSOs, SARs, Restricted Shares, or Restricted Stock Units.  An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, SARs,
Restricted Shares, Restricted Stock Units, or a combination thereof, as determined by the Board. Alternatively, the Board may mandate payment in any of such alternative forms. Such NSOs, SARs, Restricted Shares, and Restricted Stock Units
shall be issued under the Plan. An election under this Section 16 shall be filed with the Company on the prescribed form.
(c)Number and Terms of NSOs, SARs, Restricted Shares or Restricted Stock Units.  The number of NSOs, SARs,
Restricted Shares, or Restricted Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs,
SARs, Restricted Shares, or Restricted Stock Units shall also be determined by the Board.
SECTION 17.  LEGAL AND REGULATORY REQUIREMENTS.
Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the United States Securities Act, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the
Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax

2026 Proxy Statement	A-15

consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.
SECTION 18.  TAXES.
(a)Withholding Taxes.  To the extent required by applicable federal, state, local, or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
(b)Share Withholding.  The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have
Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the maximum legally required tax withholding.
(c)Section 409A.  The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties, and/or additional tax imposed pursuant to
Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by
Section 409A. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, a Participant shall not be considered to have terminated employment or service with the Company or a Parent or Subsidiary, for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the
Company or a Parent or Subsidiary within the meaning of Section 409A. Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section
409A and makes no undertaking to preclude Section 409A from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
SECTION 19.  TRANSFERABILITY.
Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer, or encumbrance in violation of this Section 19 shall be void and unenforceable against the Company.
SECTION 20.  PERFORMANCE BASED AWARDS.
The number of Shares or other benefits granted, issued, retained, and/or vested under an Award may be made subject to the attainment of performance goals. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals.
SECTION 21.  FORFEITURE, CANCELLATION OR RECOUPMENT OF AWARDS.
The Committee shall have the authority, to the extent permitted by applicable law, to specify in an Award Agreement, exercise notice or share purchase agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, in each case to the extent permitted by applicable law, termination of Service for Cause or any act by a Participant,
whether before or after termination of Service, that would constitute Cause for termination of Service, a Participant’s

A-16	2026 Proxy Statement

noncompliance with applicable restrictive covenants and conditions, and any other events set forth in a clawback, recoupment or similar policy adopted or amended by the Company from time to time, including, without limitation, the
Company’s Compensation Recoupment Policy. Notwithstanding the foregoing, Stock Purchase Rights shall be subject to the terms of the ESPP Addendum.
The Company will recoup incentive-based compensation from executive officers to the extent required under the Dodd-
Frank Wall Street Reform and Consumer Protection Act and any rules, regulations and listing standards that may be issued under that act. Any right of recoupment under this provision will be in addition to, and not in lieu of, any other rights of recoupment that may be available to the Company. No recovery of compensation under any clawback policy or this Section
21 will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Subsidiaries or Affiliates.
SECTION 22.  NO EMPLOYMENT RIGHTS.
No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee, Outside Director or Consultant. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.
SECTION 23.  DURATION AND AMENDMENTS.
(a)Term of the Plan.  The Plan, as set forth herein, shall come into existence on the date of its adoption by the Board;
provided, however, that no Award may be granted hereunder prior to the Effective Date. The Board may suspend or terminate the Plan at any time. No ISOs may be granted after the tenth (10th) anniversary of the earlier of  (i) the date the
Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. The grant of Stock
Purchase Rights shall be subject to such further restrictions as set forth in the ESPP Addendum.
(b)Right to Amend the Plan.  Subject to Section 5(e), the Board may amend the Plan or the ESPP Addendum at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan (and the ESPP
Addendum) shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
(c)Effect of Termination.  No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.
SECTION 24.  AWARDS TO NON-U.S. PARTICIPANTS.
Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the
United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law, tax policy, or custom. The Committee also may impose conditions on the exercise, vesting, or settlement of Awards in order to minimize the Company’s obligation with respect to tax equalization for
Participants on assignments outside their home country.
SECTION 25.  GOVERNING LAW.
The Plan, the ESPP Addendum and each Award Agreement shall be governed by the laws of the state of Delaware, without application of the conflicts of law principles thereof.
SECTION 26.  SUCCESSORS AND ASSIGNS.
The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 13(c).

2026 Proxy Statement	A-17

SECTION 27.  EXECUTION.
To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

LUCID GROUP, INC.

By:	/s/ Brian K. Tomkiel

Name: Brian K. Tomkiel
Title: General Counsel

A-18	2026 Proxy Statement

ADDENDUM TO
LUCID GROUP, INC. AMENDED AND RESTATED 2021
STOCK INCENTIVE PLAN
AMENDED AND RESTATED 2021 EMPLOYEE STOCK
PURCHASE PLAN

2026 Proxy Statement	A-19

A-20	2026 Proxy Statement

2026 Proxy Statement	A-21

Lucid Group, Inc.
Amended and Restated 2021 Employee Stock Purchase Plan
SECTION 1  PURPOSE OF THE PLAN.
This Plan is an addendum to and subject to the terms of the Amended and Restated 2021 Stock Incentive Plan of Lucid
Group, Inc., as amended from time to time (the “2021 SIP”). The Plan was adopted by the Board on February 22, 2021, amended and restated as of January 1, 2024, amended and restated effective as of April 22, 2025 and is hereby further amended and restated effective April 21, 2026. The purpose of the Plan is to provide a broad-based employee benefit to attract the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under Section 423 of the Code.
SECTION 2  DEFINITIONS.
Capitalized terms used but not defined in this Plan shall have the meaning set forth in the 2021 SIP. In addition, the following terms used in this Plan have the following meanings.
(a)“Committee” means the Compensation and Human Capital Committee of the Board or such other committee, comprised exclusively of one or more directors of the Company, as may be appointed by the Board from time to time to administer the Plan.
(b)“Compensation” means, unless provided otherwise by the Committee in the terms and conditions of an Offering, base salary and wages paid in cash to a Participant by a Participating Company, without reduction for any pre-tax contributions made by the Participant under Sections 401(k) or 125 of the Code. “Compensation” shall, unless provided otherwise by the Committee in the terms and conditions of an Offering, exclude variable compensation (including commissions, bonuses, incentive compensation, overtime pay and shift premiums), all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options or other equity awards, and similar items. The Committee shall determine whether a particular item is included in Compensation.
(c)“Corporate Reorganization” means:
(i)the consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or
(ii)the sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.
(d)“Eligible Employee” means any employee of a Participating Company whose customary employment is for more than five (5) months per calendar year and for more than twenty (20) hours per week.
The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the
Plan is prohibited by the law of any country which has jurisdiction over him or her.
(e)“Fair Market Value” means the fair market value of a share of Stock, determined as follows:
(i)if Stock was traded on any established national securities exchange including the New York Stock Exchange or
The Nasdaq Stock Market on the date in question, then the Fair Market Value shall be equal to the closing price as quoted on such exchange (or the exchange with the greatest volume of trading in the Stock) on such date as reported in the Wall Street Journal or such other source as the Committee deems reliable; or
(ii)if the foregoing provision is not applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

A-22	2026 Proxy Statement

For any date that is not a Trading Day, the Fair Market Value of a share of Stock for such date shall be determined by using the closing sale price for the immediately preceding Trading Day. Determination of the Fair Market Value pursuant to the foregoing provisions shall be conclusive and binding on all persons.
(f)“Offering” means the grant of options to purchase shares of Stock under the Plan to Eligible Employees.
(g)“Offering Date” means the first day of an Offering.
(h)“Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).
(i)“Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(b).
(j)“Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the
Committee as a Participating Company.
(k)“Plan” means this Lucid Group Inc. Amended and Restated 2021 Employee Stock Purchase Plan, as it may be
amended from time to time.
(l)“Plan Account” means the account established for each Participant pursuant to Section 8(a).
(m)“Purchase Date” means one or more dates during an Offering on which shares of Stock may be purchased pursuant to the terms of the Offering.
(n)“Purchase Period” means one or more successive periods during an Offering, beginning on the Offering Date or on the day after a Purchase Date, and ending on the next succeeding Purchase Date.
(o)“Purchase Price” means the price at which Participants may purchase shares of Stock under the Plan, as determined pursuant to Section 8(b).
(p)“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(q)“Trading Day” means a day on which the national stock exchange on which the Stock is traded is open for trading.
SECTION 3  ADMINISTRATION OF THE PLAN.
(a) Administrative Powers and Responsibilities.  The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the
Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The Committee’s determinations under the Plan, unless otherwise determined by the Board, shall be final and binding on all persons. The Company shall pay all expenses incurred in the administration of the Plan. Consistent with
Article VIII of the Company’s Third Amended and Restated Certificate of Incorporation (or any successor provision), and to the fullest extent permitted by applicable law (as it now exists and as it may hereafter be amended), no member of the
Committee shall be liable for any action, inaction, determination, or interpretation made in good faith with respect to the
Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, inaction, determination or interpretation. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. Notwithstanding anything to the contrary in the Plan, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In such event, the Board shall have all of the authority and responsibility granted to the Committee herein.

2026 Proxy Statement	A-23

(b)International Administration.  The Committee may establish sub-plans (which need not qualify under Section 423 of the Code) and initiate separate Offerings through such sub-plans for the purpose of  (i) facilitating participation in the Plan by
non-U.S. employees in compliance with foreign laws and regulations without affecting the qualification of the remainder of the Plan under Section 423 of the Code or (ii) qualifying the Plan for preferred tax treatment under foreign tax laws (which sub-plans, at the Committee’s discretion, may provide for allocations of the authorized shares reserved for issue under the
Plan as set forth in Section 14(a)). The rules, guidelines and forms of such sub-plans (or the Offerings thereunder) may take precedence over other provisions of the Plan, with the exception of Section 4(a)(i), Section 5(b), Section 8(b) and Section
14(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan. Alternatively and in order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant options in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of options granted under the same Offering to employees resident in the United States, subject to compliance with
Section 423 of the Code.
SECTION 4  ENROLLMENT AND PARTICIPATION.
(a)Offering Periods.  While the Plan is in effect, the Committee may from time to time grant options to purchase shares of Stock pursuant to the Plan to Eligible Employees during a specified Offering Period. Each such Offering shall be in such form and shall contain such terms and conditions as the Committee shall determine, subject to compliance with the terms and conditions of the Plan (which may be incorporated by reference) and the requirements of Section 423 of the
Code, including the requirement that all Eligible Employees have the same rights and privileges. The Committee shall specify prior to the commencement of each Offering (i) the period during which the Offering shall be effective, which may not exceed twenty-seven (27) months from the Offering Date and may include one or more successive Purchase Periods within the Offering, (ii) the Purchase Dates and Purchase Price for shares of Stock which may be purchased pursuant to the
Offering, and (iii) if applicable, any limits on the number of shares purchasable by a Participant, or by all Participants in the aggregate, during any Offering Period or, if applicable, Purchase Period, in each case consistent with the limitations of the
Plan. The Committee shall have the discretion to provide for the automatic termination of an Offering following any Purchase
Date on which the Fair Market Value of a share of Stock is equal to or less than the Fair Market Value of a share of Stock on the Offering Date, and for the Participants in the terminated Offering to be automatically re-enrolled in a new Offering that commences immediately after such Purchase Date. The terms and conditions of each Offering need not be identical, and shall be deemed incorporated by reference and made a part of the Plan.
(b)Enrollment.  Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible
Employee may elect to become a Participant in the Plan for such Offering Period by completing the enrollment process prescribed and communicated for this purpose from time to time by the Company to Eligible Employees.
(c)Duration of Participation.  Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee or withdraws from the Plan under Section 6(a). A Participant who withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee. When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.
SECTION 5  EMPLOYEE CONTRIBUTIONS.
(a)Frequency of Payroll Deductions.  A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions; provided, however, that to the extent provided in the terms and conditions of an Offering, a Participant may also make contributions through payment by cash or check prior to one or more Purchase Dates during the Offering.
Payroll deductions, subject to the provisions of Subsection (b) below or as otherwise provided under the terms and conditions of an Offering, shall occur on each payday during participation in the Plan.
(b)Amount of Payroll Deductions.  An Eligible Employee shall designate during the enrollment process the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than one percent (1%) nor more than fifteen percent
(15%) (or such lower rate of Compensation specified as the limit in the terms and conditions of the applicable Offering).

A-24	2026 Proxy Statement

(c)Changing Withholding Rate.  Unless otherwise provided under the terms and conditions of an Offering, a
Participant may not increase the rate of payroll withholding during the Offering Period, but may discontinue or decrease the rate of payroll withholding during the Offering Period to a whole percentage of his or her Compensation in accordance with such procedures and subject to such limitations as the Company may establish for all Participants. A Participant may also increase or decrease the rate of payroll withholding effective for a new Offering Period by submitting an authorization to change the payroll deduction rate pursuant to the process prescribed by the Company from time to time. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation consistent with Subsection (b) above.
(d)Discontinuing Payroll Deductions.  If a Participant wishes to discontinue employee contributions entirely, he or she may do so by withdrawing from the Plan pursuant to Section 6(a). In addition, employee contributions may be discontinued
automatically pursuant to Section 9(b).
SECTION 6  WITHDRAWAL FROM THE PLAN.
(a)Withdrawal.  A Participant may elect to withdraw from the Plan by giving notice pursuant to the process prescribed and communicated by the Company from time to time. Such withdrawal may be elected at any time before the last day of an
Offering Period, except as otherwise provided in the Offering. In addition, if payment by cash or check is permitted under the terms and conditions of an Offering, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of Stock. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.
(b)Re-enrollment After Withdrawal.  A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(b). Re-enrollment may be effective only at the commencement of an
Offering Period.
SECTION 7  CHANGE IN EMPLOYMENT STATUS.
(a)Termination of Employment.  Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). A transfer from one Participating Company to another shall not be treated as a termination of employment.
(b)Leave of Absence.  For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate three (3) months after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.
(c)Death.  In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to the
Participant’s estate.
SECTION 8  PLAN ACCOUNTS AND PURCHASE OF SHARES.
(a)Plan Accounts.  The Company shall maintain a Plan Account on its books in the name of each Participant.
Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the
Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the
Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.
(b)Purchase Price.  The Purchase Price for each share of Stock purchased during an Offering Period shall be the lesser of:
(i) eighty-five percent (85%) of the Fair Market Value of such share on the Purchase Date; or
(ii) eighty-five percent (85%) of the Fair Market Value of such share on the Offering Date.
The Committee may specify for an alternate Purchase Price amount or formula in the terms and conditions of an Offering, but in no event may such amount or formula result in a Purchase Price less than that calculated pursuant to the immediately preceding formula.

2026 Proxy Statement	A-25

(c)Number of Shares Purchased.  As of each Purchase Date, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan
Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the
Company with the funds in the Participant’s Plan Account. Unless provided otherwise by the Committee prior to commencement of an Offering, the maximum number of shares of Stock which may be purchased by an individual
Participant during such Offering is 2,500 shares (as equitably adjusted to reflect the reverse stock split at a ratio of one-for-
ten of the Company’s Stock effected on August 29, 2025). The foregoing notwithstanding, no Participant shall purchase more than such number of shares of Stock as may be determined by the Committee with respect to the Offering Period, or
Purchase Period, if applicable, nor more than the amounts of Stock set forth in Sections 9(b) and 14(a). For each Offering
Period and, if applicable, Purchase Period, the Committee shall have the authority to establish additional limits on the number of shares purchasable by all Participants in the aggregate.
(d)Available Shares Insufficient.  In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section
14(a), or which may be purchased pursuant to any additional aggregate limits imposed by the Committee, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.
(e)Issuance of Stock.  Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the applicable Purchase Date, except that the Company may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Company. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.
(f)Unused Cash Balances.  An amount remaining in the Participant’s Plan Account that represents the Purchase
Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period or refunded to the Participant in cash at the end of the Offering Period, without interest, if his or her participation is not continued. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) or (d) above, Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest.
(g)Stockholder Approval.  The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months after the date the Plan is adopted by the Board. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the stockholders have approved the adoption of the
Plan.
SECTION 9  LIMITATIONS ON STOCK OWNERSHIP.
(a)Five Percent Limit.  Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the
Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:
(i)Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;
(ii)Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and
(iii)Each Participant shall be deemed to have the right to purchase up to the maximum number of shares of Stock that may be purchased by a Participant under the Plan under the individual limit specified pursuant to Section 8(c) with respect to each Offering Period.
(b)Dollar Limit.  Any other provision of the Plan notwithstanding, no Participant shall accrue the right to purchase
Stock at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such Stock per calendar year
(under the Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company),

A-26	2026 Proxy Statement

determined in accordance with the provisions of Section 423(b)(8) of the Code and applicable Treasury Regulations promulgated thereunder.
For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined as of the beginning of the Offering
Period in which such Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded.
If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).
SECTION 10  RIGHTS NOT TRANSFERABLE.
The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).
SECTION 11  NO RIGHTS AS AN EMPLOYEE.
Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.
SECTION 12  NO RIGHTS AS A STOCKHOLDER.
A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date.
SECTION 13  SECURITIES LAW REQUIREMENTS.
Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.
SECTION 14  STOCK OFFERED UNDER THE PLAN.
(a)Authorized Shares.  Unless otherwise determined by the Committee, the maximum aggregate number of Shares available for purchase under the Plan during any calendar year is 2,000,000 Shares (as equitably adjusted to reflect the reverse stock split at a ratio of one-for-ten of the Company’s Stock effected on August 29, 2025); provided, however, that the maximum aggregate number of Shares available for purchase under the Plan shall not exceed the limit set forth in Section 5 of the 2021 SIP. The aggregate number of shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to Section 14(b).
(b)Antidilution Adjustments.  The aggregate number of shares of Stock offered under the Plan, the individual and aggregate Participant share limitations described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee in the event of any change in the number of issued shares of
Stock (or issuance of shares other than shares of Stock) by reason of any forward or reverse share split, subdivision or consolidation, or share dividend or bonus issue, recapitalization, reclassification, merger, amalgamation, consolidation, split-
up, spin-off, reorganization, combination, exchange of shares of Stock, the issuance of warrants or other rights to purchase shares of Stock or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, shares of Stock, other securities or other property).
(c)Reorganizations.  Any other provision of the Plan notwithstanding, in the event of a Corporate Reorganization in which the Plan is not assumed by the surviving corporation or its parent corporation pursuant to the applicable plan of merger or consolidation, the Offering Period then in progress shall terminate immediately prior to the effective time of such
Corporate Reorganization and either shares shall be purchased pursuant to Section 8 or, if so determined by the Board or
Committee, all amounts in all Participant Accounts shall be refunded pursuant to Section 15 without any purchase of shares.

2026 Proxy Statement	A-27

The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.
SECTION 15  AMENDMENT OR DISCONTINUANCE.
The Board or Committee shall have the right to amend, suspend or terminate the Plan at any time and without notice. Upon any such amendment, suspension or termination of the Plan during an Offering Period, the Board or Committee may in its discretion determine that the applicable Offering shall immediately terminate and that all amounts in the Participant Accounts shall be carried forward into a payroll deduction account for each Participant under a successor plan, if any, or promptly refunded to each Participant. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation. The Plan shall continue until the earlier to occur of  (a) termination of the Plan pursuant to this Section 15 or (b) issuance of all of the shares of Stock reserved for issuance under the Plan.
SECTION 16  EXECUTION.
To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

LUCID GROUP, INC.

By:	/s/ Brian K. Tomkiel

Name: Brian K. Tomkiel
Title: General Counsel

2026 Proxy Statement	B-1

Annex B
LUCID GROUP, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(in thousands)
Free Cash Flow

	Year Ended December 31, 2025

	2025	2024	2023	2022

Net cash used in operating activities (GAAP)	$(2,931,912)	$(2,019,674)	$(2,489,753)	$(2,226,258)

Capital expenditures	(868,158)	(883,841)	(910,644)	(1,074,852)

Free cash flow (non-GAAP)	$(3,800,070)	$(2,903,515)	$(3,400,397)	$(3,301,110)

LUCID

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

INTERNET/MOBILE – www.proxypush.com/LCID
Use the Internet to vote your proxy.

PHONE – 1-866-883-3382
Use a touch-tone telephone to vote your proxy.

MAIL – Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided by June 3, 2026.

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please detach here

The Board of Directors Recommends a Vote FOR all Nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

1. Election of directors:

01 Turqi Alnowaiser
02 Douglas Grimm
03 Sachin Kansal
04 Lisa M. Lambert
05 Andrew Liveris
06 Nichelle Maynard-Elliott
07 Silvio Napoli
08 Chabi Nouri
09 Ori Winitzer

☐ Vote FOR all nominees (except as marked)   ☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign, and indicate changes below: ☐

Date ______________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If jointly owned, each joint owner should sign. Trustees, administrators, or other fiduciaries, should include title and authority. Corporations or partnerships should provide full name of corporation or partnership and title of authorized officer signing the Proxy.

LUCID GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, June 4, 2026
9:00 a.m. Pacific Time

Virtual Annual Meeting

LUCID

Lucid Group, Inc.
7373 Gateway Blvd.
Newark, CA 94560

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Lucid Group, Inc. on June 4, 2026.

By signing the proxy, you revoke all prior proxies and appoint Taoufiq Boussaid and Brian Tomkiel, or either of them, each with full power of substitution and revocation and authorize them to vote all of the shares of common stock of Lucid Group, Inc. which you are entitled to vote at the Annual Meeting of Stockholders on the matters shown on the reverse side and any other matters that may properly come before the Annual Meeting of Stockholders and all adjournments or postponement thereof.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted FOR all Nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

See reverse for voting instructions.